Filed pursuant to Rule 497(b)


Important information for shareholders of

PUTNAM HIGH INCOME OPPORTUNITIES TRUST AND
PUTNAM HIGH INCOME BOND FUND

The document you hold in your hands contains a combined prospectus/proxy statement and proxy card. A proxy card is, in essence, a ballot. When you complete and sign your proxy card, the Trustees of your fund will vote on your behalf exactly as you have indicated. If you simply sign the proxy card, it will be voted in accordance with the Trustees' recommendations on page 12. The Trustees recommend that shareholders vote in favor of the proposal described in this document and listed on your proxy card.

Please take a few moments and decide how you want to vote. When shareholders don't return their proxies in sufficient numbers, follow-up solicitations are required, which may cost your fund money.

You can vote by returning your proxy card in the envelope provided. Or you can call our toll-free number, or go to the Web. See your proxy card for the phone number and Web address. If you have any questions, please call 1-800-780-7316 or call your financial advisor.

[Putnam Scales Logo]

TABLE OF CONTENTS

A Message from the Chairman                                      1
Notice of a Joint Meeting of Shareholders                        5
Combined Prospectus/Proxy Statement                              8

PROXY CARD(S) ENCLOSED

If you have any questions, please call 1-800-780-7316 or your financial advisor.

A Message from the Chairman

Dear Shareholder of Putnam High Income Opportunities Trust:

[Photo of John A. Hill]

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam High Income Opportunities Trust ("High Income Opportunities Trust"). While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

Approving a proposed merger of High Income Opportunities Trust into Putnam High Income Bond Fund ("High Income Bond Fund"). In this merger, the shares of High Income Opportunities Trust would, in effect, be exchanged on a tax-free basis for shares of High Income Bond Fund with an equal total net asset value.

The proposed merger is not intended to change significantly the nature of your investment. The investment objectives and policies of High Income Bond Fund and your fund are substantially similar. Both are closed-end funds that seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio of lower-grade and nonrated convertible securities and non-convertible, high-yield securities.

The proposal is intended to result in a combined fund that is more attractive to investors than either of the two funds separately. Putnam Investment Management, LLC believes that creating a broader shareholder base for the combined fund's shares may attract more interest in the combined fund than is currently the case with either fund, which may result in higher trading levels for the combined fund's shares.
However, there can be no guarantee that the proposed merger will have the intended effect.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-225-1581 or call your financial advisor.

Sincerely yours,

[Signature of John A. Hill]

John A. Hill, Chairman


A Message from the Chairman

Dear Shareholder of Putnam High Income Bond Fund:

[Photo of John A. Hill]

I am writing to you to ask for your vote on an important matter that affects your investment in Putnam High Income Bond Fund ("High Income Bond Fund"). While you are, of course, welcome to join us at the meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, by calling or by voting via the Internet.

We are asking for your vote on the following matter:

Approving a proposed merger of Putnam High Income Opportunities Trust ("High Income Opportunities Trust") into High Income Bond Fund. In this merger, the shares of High Income Opportunities Trust would, in effect, be exchanged on a tax-free basis for shares of High Income Bond Fund with an equal total net asset value.

The proposed merger is not intended to change significantly the nature of your investment. The investment objectives and policies of High Income Opportunities Trust and your fund are substantially similar. Both are closed-end funds that seek to provide high current income as a primary objective and capital appreciation as a secondary objective by investing in a portfolio of lower-grade and nonrated convertible securities and non-convertible, high-yield securities. Although the proposed merger will not materially affect the operation of your fund, we are required by the rules of the New York Stock Exchange to solicit your vote on this matter.

The proposal is intended to result in a combined fund that is more attractive to investors than either of the two funds separately. Putnam Investment Management, LLC believes that creating a broader shareholder base for the combined fund's shares may attract more interest in the combined fund than is currently the case with either fund, which may result in higher trading levels for the combined fund's shares. However, there can be no guarantee that the proposed merger will have the intended effect.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call 1-800-780-7316 or call your financial advisor.

Sincerely yours,

[Signature of John A. Hill]

John A. Hill, Chairman


PUTNAM HIGH INCOME OPPORTUNITIES TRUST ("HIGH INCOME OPPORTUNITIES TRUST") AND PUTNAM HIGH INCOME BOND FUND ("HIGH INCOME BOND FUND")

Notice of a Joint Meeting of Shareholders

* This is the formal agenda for the joint meeting of shareholders. It tells you what matter will be voted on and the time and place of the meeting.

To the Shareholders of High Income Opportunities Trust:

A Meeting of Shareholders of High Income Opportunities Trust will be held on Thursday, January 13, 2005, at 11:00 a.m., Boston time, on the twelfth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of High Income Opportunities Trust to High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of High Income Bond Fund and the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust, and the distribution of such shares to the shareholders of High Income Opportunities Trust in complete liquidation of High Income Opportunities Trust. See page 10.

To the Shareholders of High Income Bond Fund:

A Meeting of Shareholders of High Income Bond Fund will be held on Thursday, January 13, 2005, at 11:00 a.m., Boston time, on the twelfth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Approving an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of High Income Opportunities Trust to High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of High Income Bond Fund and the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust, and the distribution of such shares to the shareholders of High Income Opportunities Trust in complete liquidation of High Income Opportunities Trust. See page 10.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

December 3, 2004


Prospectus/Proxy Statement

December 3, 2004

This Prospectus/Proxy Statement relates to the proposed merger of Putnam High Income Opportunities Trust ("High Income Opportunities Trust") into Putnam High Income Bond Fund ("High Income Bond Fund"), each located at One Post Office Square, Boston, MA 02109; 1-617-292-1000. As a result of the proposed merger, each shareholder of High Income Opportunities Trust would receive a number of full and fractional shares of High Income Bond Fund of equal net asset value at the date of the exchange to the total net asset value of the shareholder's High Income Opportunities Trust shares.

This Prospectus/Proxy Statement is being mailed on or about December 10, 2004. It explains concisely what you should know before voting on the matter described herein or investing in High Income Bond Fund, a closed-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

A Statement of Additional Information (the "SAI"), dated December 3, 2004, relating to the proposed merger has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus/Proxy Statement. For a free copy of the SAI, please contact us at 1-800-225-1581.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Shares of High Income Bond Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

This document will give you the information you need to vote on the proposal. Much of the information is required under rules of the SEC; some of it is technical. If there is anything you don't understand, please call 1-800-780-7316, or call your financial advisor. Like High Income Bond Fund, High Income Opportunities Trust is in the family of funds managed by Putnam Investment Management, LLC ("Putnam Management"). High Income Bond Fund and High Income Opportunities Trust are collectively referred to herein as the "funds," and each is referred to individually as a "fund."

The common shares of High Income Bond Fund are listed on the New York Stock Exchange (the "NYSE") under the symbol "PCF," and the common shares of High Income Opportunities Trust are listed on the NYSE under the symbol "PCV." You may inspect reports, proxy material and other information concerning either High Income Bond Fund or High Income Opportunities Trust at the NYSE.

High Income Bond Fund and High Income Opportunities Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and, as a result, file reports and other information with the SEC. You may review and copy information about the funds, including the SAI, at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C.; or at the public reference facilities in its Northeast and Midwest regional offices, at 233 Broadway, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

I. Synopsis

* The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between closed-end funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Trustees of the funds are recommending that shareholders of each fund approve the merger of High Income Opportunities Trust into High Income Bond Fund and the related transactions contemplated by the Agreement and Plan of Reorganization among each of the funds and Putnam Management, dated as of November 18, 2004 (the "Agreement"). The Agreement is attached to this Prospectus/Proxy Statement as Appendix A. If approved by shareholders of each fund, all of the assets of High Income Opportunities Trust will be transferred to High Income Bond Fund in exchange for the issuance and delivery to High Income Opportunities Trust of shares of High Income Bond Fund (the "Merger Shares") with a net asset value equal to the value of High Income Opportunities Trust's assets net of liabilities and for the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust. Immediately following the transfer, the Merger Shares received by High Income Opportunities Trust will be distributed to its shareholders, pro rata.

2. What will happen to my shares as a result of the proposed merger?

If you are a shareholder of High Income Opportunities Trust, your shares will, in effect, be exchanged on a tax-free basis for shares of High Income Bond Fund with an equal aggregate net asset value on the date of the merger. It is possible, however, that the market value of such shares may differ. See question 12 below.

If you are a shareholder of High Income Bond Fund, your shares of High Income Bond Fund will not be directly affected by the merger, but will represent interests in a larger fund pursuing the same investment objectives and policies.

3. Why is the merger being proposed at this time?

Putnam Management proposed the merger of High Income Opportunities Trust into High Income Bond Fund to the funds' Trustees because it believes the proposed merger may result in a combined fund that is more attractive to investors than either of the two funds separately. Putnam Management believes that creating a broader shareholder base for the combined fund's shares may attract more interest in the combined fund than is currently the case with either fund, which may result in higher trading levels for the combined fund's shares. However, there can be no guarantee that the proposed merger will have the intended effect.

In addition, the merger would offer shareholders of both funds the opportunity to invest in a larger fund with substantially similar investment policies and the potential to achieve greater economies of scale and a lower expense ratio. In addition, the funds are managed by the same investment teams with a common investment process and similar objectives; therefore, the proposed merger would permit the funds' investment teams to concentrate their efforts and resources more efficiently.

Both funds invest significantly in both high-yield bonds and convertible securities. Convertible securities typically are bonds, preferred stocks or warrants that can be converted into or exchanged for common stock. The convertible securities portion of High Income Bond Fund is a heavily income-oriented portfolio composed of so-called "broken" convertibles, which are convertibles whose underlying equity has fallen to the point where the convertibles trade based primarily on their fixed-income attributes. The convertible securities portion of High Income Opportunities Trust was originally more equity-oriented, emphasizing smaller capitalization issuers. In 2002, however, shareholders approved a number of investment policy changes for these funds, including changing the convertible securities portion of High Income Opportunities Trust to permit it to focus its convertible holdings on larger capitalization and "broken" convertibles. As a result, the management of the two funds has converged, and there is now no practical difference in how the funds are managed.

For these reasons, Putnam Management recommended that High Income Opportunities Trust, which had assets of $73.9 million as of October 31, 2004, be combined with High Income Bond Fund, which had assets of $117.3 million as of October 31, 2004. As High Income Bond Fund is larger than High Income Opportunities Trust, the Trustees believe that it is appropriate for the smaller High Income Opportunities Trust to be merged into High Income Bond Fund.

                            * * *

The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered Putnam Management's recommendations. Following a review of the anticipated benefits and costs of the proposed merger to the shareholders of each fund, the Trustees of the funds, including all of the independent
Trustees, who are not "interested persons" of Putnam Management, unanimously determined that the proposed merger is in the best interests of each fund and recommend that shareholders vote FOR approval of the proposed merger.

4. How do the investment goals, policies and restrictions of the two funds compare?

Investment Goals

The investment goals of the funds are identical. Each fund seeks high current income as a primary objective and capital appreciation as a secondary objective. The management of the two funds has converged, and there is now no practical difference in how the funds are managed. As of July 31, 2004, each fund had 47-48% of its net assets in convertible securities and 43-44% in high- yield bonds.

Investment Policies

The funds share substantially similar fundamental investment policies, though there are three differences that Putnam Management believes are of little practical importance. First, High Income Opportunities Trust may borrow up to 10% of the value of its total assets. By contrast, High Income Bond Fund may borrow up to 15% of the value of its total assets. Second, High Income Bond Fund may not purchase securities restricted as to resale if, as a result, such investments would exceed 10% of the value of its net assets. By contrast, High Income Opportunities Trust has a non-fundamental policy under which it may invest up to 15% of its net assets in securities that are restricted as to resale. Third, while both funds are generally prohibited from issuing senior securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), High Income Opportunities Trust is permitted to issue shares of beneficial interest with preference rights.

The funds share substantially similar non-fundamental investment policies. Each fund will invest, under normal circumstances, at least 80% of its net assets in fixed income securities (including debt instruments, convertible securities and preferred stock) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam Management believes are of comparable credit quality). There are two differences in non-fundamental investment policies that Putnam Management believes are of little practical importance because, as discussed above, there is now no practical difference in how the funds are managed. First, High Income Bond Fund may invest up to 20% of its net assets in securities principally traded in foreign markets. By contrast, High Income Opportunities Trust may only invest up to 15% of its assets in securities principally traded in foreign markets. Second, High Income Bond Fund may not invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions. High Income Opportunities Trust is not subject to a corresponding restriction.

5. How do the management fees and other expenses of the two funds compare, and what are they estimated to be following the proposed merger?

The following tables summarize the maximum fees and expenses you may pay when investing in the funds, expenses that each of the funds incurred for its most recent fiscal year as well as the pro forma expenses of High Income Bond Fund. As shown below, the merger is expected to result in decreased total expenses for shareholders of each fund. For more information on the management fees paid by the funds, see "Information about the Funds--Management" below.

                                            High Income      High Income
                                        Opportunities Trust   Bond Fund

Shareholder Transaction Expenses
Maximum sales charge imposed on purchases
(as a percentage of offering price)            None (a)       None (a)
Dividend Reinvestment Plan                     None (b)       None (b)

Annual Fund Operating Expenses <>
(expenses that are deducted from fund assets)

                         High Income       High Income  High Income Bond Fund
                      Opportunities Trust   Bond Fund   (Pro forma combined)

Management Fees            1.35%*             0.75%             0.75%
Other Expenses             0.44%              0.34%             0.29%**
Total Annual Fund
Operating Expenses         1.79%              1.09%             1.04%**+

 <> Reflects information for the respective fiscal years ended August 31,
2004 for High Income Bond Fund and February 29, 2004 for High Income Opportunities Trust.

(a) Shares of either fund purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each fund.

(b) Each participant in a fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan. With respect to each fund's most recent fiscal year, participants in each fund's dividend reinvestment plan incurred brokerage commissions representing less than $.01 per share.

* Includes a quarterly investment management fee based on the average weekly net asset value of the fund at the annual rate of 1.10% and a quarterly administrative service fee based on the average weekly net asset value of the fund at the annual rate of 0.25%.

** Does not reflect non-recurring expenses related to the merger estimated at $77,046 for High Income Opportunities Trust and $26,887 for High Income Bond Fund. If such expenses had been reflected, Pro Forma "Other Expenses" and Total Annual Fund Operating Expenses would have been 0.35% and 1.10%, respectively.

+ Putnam Management estimates that the combined fund will incur lower total annual fund operating expenses during the year following the completion of the merger than the expenses incurred by High Income Bond Fund during its most recent fiscal year due largely to the spreading of certain fixed costs over a larger fund.

The tables are provided to help you understand the expenses of investing in the funds and your share of the operating expenses that each fund incurs and that Putnam Management expects the combined fund to incur in the first year following the merger. The expenses shown in the table do not reflect the application of credits related to expense offset arrangements that reduce certain fund expenses.

Examples

These examples translate the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the funds. The examples make certain assumptions. They assume that you invest $1,000 in a fund for the time periods shown. They also assume, as required by the SEC, a 5% return on your investment each year and that a fund's operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

                                  1 Year     3 Years     5 Years     10 Years

High Income Bond Fund               $11        $35         $60         $133
High Income Opportunities Trust     $18        $56         $97         $211
High Income Bond Fund
(Pro forma combined)                $11        $33         $57         $127

6. How does the investment performance of the funds compare?

As shown in the table below, over the most recent fiscal year, the total return at NAV of High Income Opportunities Trust approximated that of High Income Bond Fund. Each fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each fund or its investment adviser, market conditions, fluctuations in supply and demand for each fund's shares and changes in each fund's distributions.

TOTAL RETURN FOR PERIODS ENDED 8/31/04

                       High Income Bond Fund   High Income Opportunities Trust
                       NAV       Market Price       NAV       Market Price

1 year                16.40%        12.06%         15.43%         8.01%
5 years               58.79%        36.49%         29.56%        22.95%
Annual average         9.69%         6.42%          5.32%         4.22%
10 years             139.54%       104.14%            --            --
Annual average         9.13%         7.40%            --            --
Life of High Income
Opportunities Trust* 116.97%        86.36%         91.47%        69.35%
Annual average*        8.81%         7.02%          7.34%         5.91%

* From 6/29/95.

The performance information does not account for taxes.

COMPARATIVE RETURNS FOR PERIODS ENDED 8/31/04

                                                          Lipper Convertible
                      Merrill Lynch         JP Morgan      Securities Funds
                     All-Convertible      Global High       (closed-end)
                         Index*          Yield Index**   category average***

1 year                     9.72%              14.62%              10.59%
5 years                   31.43%              38.05%              21.12%
Annual average             5.62%               6.66%               3.80%
10 years                 158.46%             115.52%             113.01%
Annual average             9.96%               7.98%               7.78%
Life of High Income          --                  --              341.44%
Bond Fund (7/9/87)           --                  --                9.02%
Annual average
Life of High Income
Opportunities Trust
(6/29/95)                132.87%              92.36%              91.30%
Annual average             9.66%               7.40%               7.27%


*  Primary benchmark for High Income Bond Fund and High Income
Opportunities Trust. This index began operations on 12/31/87.

**  Secondary benchmark for High Income Bond Fund and High Income
Opportunities Trust. This index began operations on 12/31/93.

*** Over the 1-, 5- and 10-year periods ended 8/31/04, there were 13, 8 and 7 funds, respectively, in this Lipper category.

Index and Lipper results should be compared to each fund's performance at NAV.

7. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss will be recognized by the funds or their shareholders directly as a result of the proposed merger. Certain other tax consequences are discussed below under "Information about the Proposed Merger--Federal Income Tax Consequences."

8. Will my dividend be affected by the proposed merger?

The merger will not result in a change in dividend policy. Because the funds' earning rates are currently substantially similar, the merger will not result in any immediate material change in current dividend rate. As of October 15, 2004, the dividend rates for High Income Bond Fund and High Income Opportunities Trust were 6.61% and 6.48%, respectively, and the estimated dividend rate for shares of High Income Bond Fund on a pro forma basis, after giving effect to the merger, would have been 6.62%. As of October 15, 2004, the SEC yields for shares of High Income Bond Fund and High Income Opportunities Trust were 5.58% and 4.48%, respectively. Over the longer term, the level of dividends will depend on market conditions and the ability of Putnam Management to invest the fund's assets, including those received in the merger, in securities meeting High Income Bond Fund's investment objectives and policies.

High Income Bond Fund will not permit any holder of High Income Opportunities Trust shares holding certificates for such shares at the time of the merger to receive cash dividends or other distributions, receive certificates for Merger Shares or pledge Merger Shares until such certificates for High Income Opportunities Trust shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not, for the reason above, permitted to receive cash dividends or other distributions on Merger Shares, High Income Bond Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on High Income Opportunities Trust shares in cash.

9. Do the procedures for purchasing and selling shares of the two funds differ?

No. The procedures for purchasing and selling shares of each fund are identical. As closed-end funds, the funds are not required to redeem outstanding shares, and do not continuously offer shares. The funds' shares currently may be bought and sold at prevailing market prices on the NYSE. High Income Bond Fund will apply to list the Merger Shares on the NYSE. It is a condition to the closing of the merger that the Merger Shares be approved for listing.

10. How will I be notified of the outcome of the vote?

If the proposed merger is approved and you are a shareholder of High Income Opportunities Trust, you will receive a confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates, if you have any. Otherwise, you will be notified in the next annual report of your fund.

11. Will the number of shares I own change?

If you are a shareholder of High Income Opportunities Trust, the number of shares you own will change, but the total net asset value of the shares of High Income Bond Fund you receive will equal the total net asset value of the shares of High Income Opportunities Trust that you hold at the time of the merger. If you are a shareholder of High Income Bond Fund, the number of High Income Bond Fund shares you own will not change. Even though the net asset value per share of each fund is different, the total net asset value of a shareholder's holdings will not change as a result of the merger. Of course, the Merger Shares may trade on the NYSE at a discount from net asset value, which might be greater or less than the trading discount of High Income Opportunities Trust shares at the time of the merger.

12. Will the market value of my investment change?

Shares of each fund will continue to be traded on the NYSE (in the case of High Income Opportunities Trust, until the time of the merger), and may at times trade at a market price greater or less than net asset value. In recent years, shares of both funds have traded at a discount to net asset value. Depending on market conditions immediately prior to the exchange, shares of High Income Bond Fund may trade at a larger or smaller discount to net asset value than shares of High Income Opportunities Trust. This could result in the Merger Shares having a market value that is greater or less than the market value the High Income Opportunities Trust shares currently have.

13. Why is the vote of High Income Bond Fund's shareholders being solicited?

Although High Income Bond Fund will continue its legal existence and operations as before, we are required by the rules of the NYSE to solicit the vote of High Income Bond Fund's shareholders on this matter.

14. What percentage of shareholders' votes is required to approve the merger?

Approval of the merger will require the "yes" vote of the holders of:

* a majority of the outstanding shares of High Income Bond Fund voted, if holders of more than 50% of such shares vote, and

* the lesser of (1) more than 50% of the outstanding shares of High Income Opportunities Trust or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Trustees believe that the proposed merger is in the best interests of each fund's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. Risk Factors

* What are the risks of High Income Bond Fund, and how do they compare with those of High Income Opportunities Trust?

The risks of an investment in High Income Bond Fund (the "fund" as used in the following discussion of main risks) are generally similar to the risks of an investment in High Income Opportunities Trust.

The main risks that could adversely affect the value of the fund's shares and the total return on your investment include:

* The risk that the issuers of the fund's fixed-income investments will not make timely payments of interest and principal. Because the fund invests significantly in junk bonds, it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

* The risk that the stock price of one or more of the companies in the fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the value of the fund's investments. This risk includes interest rate risk, which means that the prices of the fund's investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund's shares may trade at a discount to net asset value. Although the market price of the fund's shares generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of the fund or its investment adviser, market conditions, fluctuations in supply and demand for the fund's shares and changes in fund distributions. As a result, the fund cannot predict whether its shares will trade at, below or above net asset value.

* What are the main investment strategies and related risks of High Income Bond Fund, and how do they compare with those of High Income Opportunities Trust?

Because the funds share substantially similar goals and policies, the risks described below for an investment in High Income Bond Fund are virtually identical to the risks of an investment in High Income
Opportunities Trust.

Any investment carries with it some level of risk that generally reflects its potential for reward. Putnam Management pursues High Income Bond Fund's goal by investing, under normal circumstances, at least 80% of its net assets in fixed income securities (including debt instruments, convertible securities and preferred stock) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam Management believes are of comparable credit quality). Convertible securities typically are bonds, preferred stocks or warrants that can be converted into or exchanged for common stock. A convertible security tends to provide a higher yield than the underlying stock, which may cushion it against declines in the price of that stock. The convertible bonds the fund buys usually have intermediate- to long-term maturities (three years or longer). The fund may invest in companies of any capitalization.

Putnam Management will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earning, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the fund's main investment strategies follows:

Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally offer lower credit risk.

The fund invests, under normal circumstances, at least 80% of its net assets in fixed income securities (including debt instruments, convertible securities and preferred stock) rated below investment grade (e.g., below BBB/Baa) by at least one nationally recognized rating agency (or nonrated securities Putnam believes are of equivalent credit quality). We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Putnam Management considers credit ratings in making investment decisions, Putnam Management performs its own investment analysis and does not rely on ratings assigned by the rating agencies. The fund depends more on Putnam Management's ability in buying lower-rated debt than it does in buying investment-grade debt. The fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the fund's operating expenses and decrease its net asset value.

A company's convertible securities generally receive payments only after the company has paid the holders of its non-convertible debt; for this reason, the credit risk of a company's convertible securities is generally greater than that of its non-convertible debt.

Common stocks. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a umber of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

The price of a convertible security normally varies with the price of the underlying stock. Companies Putnam Management believes are undergoing positive change and whose stock Putnam Management believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Putnam Management's assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Putnam Management has placed on it.

Foreign investments. The fund may invest up to 20% of its net assets in foreign investments. Foreign investments involve certain special risks. For example, their values may decline in response to changes in currency exchange rates, unfavorable political and legal developments, unreliable or untimely information, and economic and financial instability. In addition, the liquidity of these investment may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices.

Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (also known as emerging) markets with less developed legal and financial systems.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Special U.S. tax considerations may apply to the fund's foreign investments.

Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

Derivatives. Putnam Management may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. Putnam Management may use derivatives both for hedging and non-hedging purposes. However, Putnam Management may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on Putnam Management's ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from our potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

Anti-takeover provisions. The fund's agreement and declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund or to cause it to engage in certain transactions or to modify its structure. Such provisions may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices or inhibiting the fund's conversion to open-end status.

Possible conversion to open-end status. Under the fund's agreement and declaration of trust, as amended, because the fund's shares traded on the NYSE at an average discount of more than 10%, determined as of the end of the last trading day in each week during the period of twelve calendar weeks preceding September 1, 2004, the Trustees are required to submit to the next annual meeting of the fund's shareholders, which is currently expected to take place in June 2005, a proposal to convert the fund from a "closed-end company" to an "open-end company," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). If the fund's shareholders were to approve this proposal, the fund's management team may, upon conversion, be forced to maintain a portion of the fund's portfolio in cash due to cash flows from sales and redemptions of fund shares. In addition, a conversion to open-end status may result in a lower yield because of increased fund expenses.

Market price of shares. Shares of closed-end investment companies often trade at a discount to their net asset values, and the fund's shares may likewise trade at a discount, although it is possible that they may trade at a premium above net asset value. Net asset value will be reduced immediately following the merger as a result of merger-related expenses. Although the market price of the fund's shares generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of the fund or its investment adviser, market conditions, fluctuations in supply and demand for the fund's shares and changes in fund distributions. As a result, the fund cannot predict whether its shares will trade at, below or above net asset value.

Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in non-convertible preferred stocks and asset-backed securities, which may be subject to other risks, as described in the SAI.

Alternative strategies. Under normal market conditions, Putnam Management keeps the fund's portfolio fully invested, with minimal cash holdings. However, at times Putnam Management may judge that market conditions make pursuing the fund's usual investment strategies inconsistent with the best interests of the fund's shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit losses. However, Putnam Management may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

Changes in policies. The fund's Trustees may change the fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

An investment in High Income Bond Fund may not be appropriate for all investors, and there is no assurance that High Income Bond Fund will achieve its investment objectives. High Income Bond Fund is designed primarily as a long-term investment and not as a trading vehicle.

III.  Information about the Proposed Merger

General. The shareholders of each fund are being asked to approve a merger between High Income Opportunities Trust and High Income Bond Fund pursuant to the Agreement, which is attached to this Prospectus/Proxy Statement as Appendix A. Although the term "merger" is used for ease of reference, the transaction is structured as a transfer of all of the assets of High Income Opportunities Trust to High Income Bond Fund in exchange for the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust and for the issuance and delivery to High Income Opportunities Trust of shares of High Income
Bond Fund equal in aggregate net asset value to the net value of the assets transferred to High Income Bond Fund.

After receipt of the Merger Shares, High Income Opportunities Trust will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of High Income Opportunities Trust, and the legal existence of High Income Opportunities Trust as a separate business trust under Massachusetts law will be terminated. Each shareholder of High Income Opportunities Trust will receive a number of full and fractional Merger Shares equal in aggregate net asset value at the date of the exchange to the aggregate net asset value of the shareholder's High Income Opportunities Trust shares.

Prior to the date of the transfer (the "Exchange Date"), High Income Opportunities Trust will declare a dividend that will have the effect of distributing to shareholders all of its remaining investment company income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

The Trustees have voted unanimously to approve the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding shares of High Income Bond Fund voted, if holders of more than 50% of such shares vote, and the lesser of (1) more than 50% of the outstanding shares of High Income Opportunities Trust or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of High Income Opportunities Trust are represented at the meeting in person or by proxy.

The Agreement provides that the investment restrictions of High Income Opportunities Trust will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement.

In the event that the merger does not receive the required approvals, each fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider such alternatives as may be in the best interests of each fund's respective shareholders.

Trustees' Considerations Relating to the Proposed Merger. The Trustees of the Putnam Funds, who serve as Trustees of each of the funds involved in the proposed merger, have carefully considered the anticipated benefits and costs of the proposed merger from the perspective of each fund. The Contract Committee of the Trustees of the Putnam Funds, which consists solely of Trustees who are not "interested persons" of the funds as defined in the 1940 Act (the "independent Trustees"), reviewed the terms of the proposed merger. The Contract Committee and the Trustees were assisted in this process by independent legal counsel for both the funds and the independent Trustees. Following the conclusion of this process, the Trustees, including all of the independent Trustees, determined that the proposed merger of High Income Opportunities Trust into High Income Bond Fund would be in the best interests of each fund and its shareholders, and that the interests of existing shareholders of each fund would not be diluted by the proposed merger. The Trustees unanimously approved the proposed merger and recommended its approval by shareholders of each fund.

In evaluating the proposed merger, the Trustees first considered the underlying investment rationale articulated by Putnam Management. The Trustees noted the similarity of the funds' investment objectives, policies and restrictions. The Trustees also considered the historical investment performance of each fund and its current distribution rate, as well as the expected savings in annual fund operating expenses for shareholders of the combined fund, based on Putnam Management's unaudited estimates of the funds' expense ratios as of July 31, 2004 and the expected pro forma expense ratio based on combined assets of the funds as of the same date, as shown in the table below:

                                          Total Expenses

High Income Bond Fund                          1.08%
High Income Opportunities Trust                1.78%
High Income Bond Fund Pro Forma Combined       1.04%

The Trustees also considered the tax effects of the proposed merger. In particular, using data as of July 31, 2004, they reviewed the historical and pro forma tax attributes of the funds and examined the effect of a hypothetical merger occurring as of that date on certain tax losses of the funds (see "Federal Income Tax Consequences" below). The Trustees noted that since the funds had relatively similar gain/loss positions at that time, there was no significant prospect that one fund's shareholders would have been placed at a disadvantage, for example, due to the spreading of their losses (which are a potential tax benefit) among a larger group of shareholders. The Trustees also noted that, at that time, since each fund had significant capital loss carryforwards of its own, the impact of the loss limitation rules governing the use of pre-merger losses by the combined fund was expected to be modest. The effect of this limitation on the proposed merger, however, will depend on the amount of losses in each fund at the time of the merger.

The Trustees took into account the expected costs of the proposed merger, including proxy solicitation costs, fees associated with registering the sale of High Income Bond Fund's shares to be issued in the proposed merger, accounting fees and legal fees. The Trustees weighed these costs (and the estimated portfolio transaction expenses described below) against the quantifiable expected benefits of the proposed merger and considered Putnam Management's agreement to bear these costs to the extent they exceed certain limits established by the Trustees and set forth in the Agreement. Accordingly, the funds are expected to bear these costs in the following amounts:

High Income Bond Fund               $26,887 (0.02% of July 31, 2004 assets)
High Income Opportunities Trust     $77,046 (0.10% of July 31, 2004 assets)

The Trustees also took into account a number of factors, including: (1) a comparison of the investment objectives and policies of the funds; (2) the classification and performance rating of each fund by independent research firms such as Morningstar, Inc. and Lipper Inc.; (3) the performance history of each fund; (4) the performance history of each fund as compared to its benchmark indexes; (5) the volatility of each fund's portfolio relative to the market; (6) the composition of each fund's management team; (7) the net assets, average duration and average credit quality of each fund; (8) the current dividend rates and SEC yield for each fund; and (9) the terms of the Agreement.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, a copy of which is attached as Appendix A. The Agreement provides that High Income Bond Fund will acquire all of the assets of High Income Opportunities Trust in exchange for the assumption by High Income Bond Fund of all of the liabilities of High Income Opportunities Trust and for the issuance of and delivery to High Income Opportunities Trust of Merger Shares equal in aggregate net asset value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the "Exchange Date") following the time as of which the funds' shares are valued for determining net asset value for the merger (4:00 p.m., Boston time, on January 21, 2005, or such other date as may be agreed upon by the parties (the "Valuation Time")). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

High Income Opportunities Trust will sell all of its assets to High Income Bond Fund, and in exchange, High Income Bond Fund will assume all of the liabilities of High Income Opportunities Trust and deliver to High Income Opportunities Trust a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of assets of High Income Opportunities Trust, less the value of the liabilities of High Income Opportunities Trust assumed by High Income Bond Fund. The Agreement provides that the investment restrictions of High Income Opportunities Trust will be temporarily amended to the extent necessary to effect the transactions contemplated by the Agreement.

Immediately following the Exchange Date, High Income Opportunities Trust will distribute pro rata to its shareholders of record, as of the close of business on the Exchange Date, the full and fractional Merger Shares received by High Income Opportunities Trust. As a result of the proposed merger, each shareholder of High Income Opportunities Trust will receive a number of Merger Shares equal in aggregate net asset value at the Exchange Date to the net asset value of High Income Opportunities Trust shares held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of High Income Bond Fund in the name of such shareholders, each account representing the respective number of full and fractional Merger Shares due such shareholder. New certificates for Merger Shares will be issued only upon written request.
If you hold certificates for shares of High Income Opportunities Trust, you will not, following the merger, be able to receive any cash dividends or transfer your High Income Bond Fund shares until you have delivered your High Income Opportunities Trust share certificates to Putnam Fiduciary Trust Company.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date, by mutual consent of High Income Bond Fund and High Income Opportunities Trust or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of each fund approve the proposed merger, High Income Opportunities Trust will liquidate such of its portfolio securities as High Income Bond Fund shall indicate it does not wish to acquire. The Agreement provides that the liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed upon by High Income Opportunities Trust and High Income Bond Fund. High Income
Opportunities Trust shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed prior to the Exchange Date. There can be no assurance that such liquidation will be accomplished prior to the Exchange Date. To the extent the liquidation is not accomplished prior to the Exchange Date, the costs of the liquidation will be borne by the shareholders of the combined fund, including current shareholders of High Income Bond Fund. Putnam Management does not expect that High Income Bond Fund will require High Income Opportunities Trust to make any significant dispositions of securities in connection with the proposed merger.

Except for the trading costs associated with the liquidation described above, the fees and expenses for the merger and related transactions are estimated to be $200,428, of which $103,933 is expected to be paid by the funds and the balance will be paid by Putnam Management. These fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the proposed merger and related transactions contemplated by the Agreement, will be allocated ratably between the two funds in proportion to their net assets as of the Valuation Time, except that the costs of proxy materials and proxy solicitations for each fund will be borne by that fund. However, to the extent that any payment by either fund of such fees or expenses would result in the disqualification of High Income Bond Fund or High Income Opportunities Trust as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code"), such fees and expenses will be paid directly by the party incurring them.

Description of the Merger Shares. The Merger Shares, which are shares of High Income Bond Fund, will be issued to High Income Opportunities Trust's shareholders in accordance with the procedures under the Agreement as described above. The Merger Shares are fully paid and nonassessable when issued and will have no preemptive or conversion rights. The Merger Shares will be transferable without restriction except that Merger Shares received by affiliated persons of the fund may be resold only in compliance with the Securities Act of 1933, as amended, or the regulations thereunder.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of High Income Bond Fund. However, High Income Bond Fund's agreement and declaration of trust disclaims shareholder liability for acts or obligations of High Income Bond Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by High Income Bond Fund or its Trustees. The agreement and declaration of trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of High Income Bond Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which High Income Bond Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of High Income Opportunities Trust are currently subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each fund's obligation to consummate the reorganization, each fund will receive a tax opinion from Ropes & Gray LLP, counsel to the funds (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i) the acquisition by High Income Bond Fund of substantially all of the assets of High Income Opportunities Trust solely in exchange for Merger Shares and the assumption by High Income Bond Fund of liabilities of High Income Opportunities Trust followed by the distribution by High Income Opportunities Trust to its shareholders of Merger Shares in complete liquidation of High Income Opportunities Trust, all pursuant to the Agreement, constitutes a reorganization within the meaning of
Section 368(a) of the Code, and High Income Opportunities Trust and High Income Bond Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(ii) under Section 361 of the Code, no gain or loss will be recognized by High Income Bond Fund or High Income Opportunities Trust upon the transfer of High Income Opportunities Trust's assets to and the assumption of High Income Opportunities Trust's liabilities by High Income Bond Fund or upon the distribution of the Merger Shares to High Income Opportunities Trust's shareholders in liquidation of High Income Opportunities Trust;

(iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of High Income Opportunities Trust on the exchange of their shares of High Income Opportunities Trust for Merger Shares;

(iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by High Income Opportunities Trust's shareholders will be the same as the aggregate tax basis of High Income Opportunities Trust shares exchanged therefor;

(v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of High Income Opportunities Trust will include the holding periods of High Income Opportunities Trust shares exchanged therefor, provided that at the time of the reorganization High Income Opportunities Trust shares are held by such shareholders as a capital asset;

(vi) under Section 1032 of the Code, no gain or loss will be recognized by High Income Bond Fund upon the receipt of assets of High Income Opportunities Trust in exchange for Merger Shares and the assumption by High Income Bond Fund of the liabilities of High Income Opportunities Trust;

(vii) under Section 362(b) of the Code, the tax basis in the hands of High Income Bond Fund of the assets of High Income Opportunities Trust transferred to High Income Bond Fund will be the same as the tax basis of such assets in the hands of High Income Opportunities Trust immediately prior to the transfer;

(viii) under Section 1223(2) of the Code, the holding periods of the assets of High Income Opportunities Trust in the hands of High Income Bond Fund will include the periods during which such assets were held by High Income Opportunities Trust; and

(ix) High Income Bond Fund will succeed to and take into account the items of High Income Opportunities Trust described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

High Income Bond Fund will file the tax opinion with the SEC shortly after the completion of the proposed merger. This description of the federal income tax consequences of the proposed merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the proposed merger, including the applicability and effect of state, local and other tax laws.

High Income Bond Fund's ability to carry forward the pre-merger losses of High Income Opportunities Trust will be limited as a result of the merger. The effect of this limitation, however, will depend on the amount of losses in each fund at the time of the merger. For example, if the merger were to have occurred on July 31, 2004, approximately 20% of High Income Opportunities Trust's losses would have been unavailable post-merger due to the tax law's loss limitation rules. High Income Bond Fund's losses, however, would have been available to help mitigate the effect of this limitation. If no merger occurred on July 31, 2004, High Income Opportunities Trust would have been able to realize gains equal to approximately 30% of its pre-merger net asset value over the years remaining until its capital loss carryforwards expire without creating any tax liability. In contrast, post-merger, the shareholders of High Income Opportunities Trust would have been shielded from realized gains of approximately 19% of post-merger net asset value.

Capitalization. The following table shows the capitalization of the funds as of August 31, 2004, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:


(UNAUDITED)

                                                                                  High Income
                                                    High Income                   Bond Fund
                                     High Income    Opportunities    Pro Forma    Pro Forma
                                     Bond Fund      Trust            Adjustment   Combined*
Net assets+ (000's omitted)           $115,776      $73,025           (104)*        $188,697*
Shares outstanding (000's omitted)      13,826        3,713          5,002**          22,541**
Net asset value per share                $8.37       $19.67             --             $8.37

* Pro forma combined net assets reflect legal, accounting and SEC registration merger-related costs and, for each fund, its separate proxy solicitation costs, for an estimated aggregate of $26,887 for High Income Bond Fund and $77,046 for High Income Opportunities Trust.

** Reflects the issuance of an estimated 8,715,429 shares of High Income Bond
Fund in a tax-free exchange for the net assets of High Income Opportunities
Trust based on the net assets of High Income Opportunities Trust as of 08/31/04, less anticipated merger expenses, divided by the net asset value per share of High Income Bond Fund on that date.


Unaudited pro forma combining financial statements of the funds as of August 31, 2004, and for the twelve-month period then ended, are included in the SAI. Because the Agreement provides that High Income Bond Fund will be the surviving fund following the proposed merger and because High Income Bond Fund's investment objective and policies will remain unchanged, the pro forma combining financial statements reflect the transfer of the assets and liabilities of High Income Opportunities Trust to High Income Bond Fund as contemplated by the Agreement.

The Trustees, including the independent Trustees, unanimously recommend approval of the proposed merger.

IV. Information about the Funds

High Income Bond Fund and High Income Opportunities Trust are both Massachusetts business trusts and are both diversified, closed-end management investment companies. High Income Bond Fund was organized on April 28, 1987, and High Income Opportunities Trust was organized on February 23, 1995.

Financial Highlights. The financial highlights tables are intended to help you understand the funds' recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant fund, assuming reinvestment of all dividends and distributions. This information has been derived from the funds' financial statements. For High Income Bond Fund's last five fiscal years, High Income Bond Fund's financial statements have been audited by PricewaterhouseCoopers LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request. For High Income Opportunities Trust's last five fiscal years (excluding the unaudited information for the six months ended August 31, 2004), High Income Opportunities Trust's financial statements have been audited by KPMG LLP. Its report and the fund's financial statements are included in the fund's annual report to shareholders, which is available upon request.



FINANCIAL HIGHLIGHTS
PUTNAM HIGH INCOME BOND FUND
(For a common share outstanding throughout the period)


Per-share                                                       Year ended August 31
operating performance                      2004      2003      2002      2001      2000      1999
Net asset value, beginning of period      $7.73     $6.56     $7.30     $8.09     $8.32     $8.82
Investment operations:
Net investment income (a)                  0.57(d)   0.58      0.60      0.67      0.74      0.82
Net realized and unrealized gain
(loss) on investments                      0.63      1.15     (0.72)    (0.71)    (0.12)    (0.33)
Total from investment operations           1.20      1.73     (0.12)    (0.04)     0.62      0.49
Less distributions:
From net investment income                 (.56)    (0.56)    (0.62)    (0.75)    (0.85)    (0.81)
From net realized gains
on investments                               --        --        --        --        --     (0.18)
Total distributions                        (.56)    (0.56)    (0.62)    (0.75)    (0.85)    (0.99)
Net asset value, end of period            $8.37     $7.73     $6.56     $7.30     $8.09     $8.32
Market price, end of period               $7.62     $7.31     $6.35     $7.45     $7.94     $8.81
Total return at
market price (%) (b)                      12.06     24.73     (6.77)     3.91      0.78     10.29
Ratios and supplemental data
Net assets, end of
period (in thousands)                  $115,776  $106,934   $90,561  $100,130  $110,839  $113,576
Ratio of expenses
to average net
assets (%) (c)                             1.09(d)   1.13      1.10      1.14      1.11      1.11
Ratio of net investment
income to average
net assets (%)                             6.88(d)   8.20      8.65      8.91      9.03      9.72
Portfolio turnover (%)                    61.92     69.94     56.70    106.41     26.31     78.62


Per-share                                              Year ended August 31
operating performance                      1998      1997      1996      1995
Net asset value, beginning of period     $10.35     $9.48     $9.49     $9.13
Investment operations:
Net investment income                      0.90      0.86      0.88      0.79
Net realized and unrealized gain
(loss) on investments                     (1.20)     0.92     (0.04)     0.42
Total from investment operations          (0.30)     1.78      0.84      1.21
Less distributions:
From net investment income                (0.85)    (0.85)    (0.85)    (0.85)
From net realized gains
on investments                            (0.38)    (0.06)       --        --
Total distributions                       (1.23)    (0.91)    (0.85)    (0.85)
Net asset value, end of period            $8.82    $10.35     $9.48     $9.49
Market price, end of period               $8.94    $10.56    $10.13    $10.00
Total return at
market price (%) (b)                      (4.74)    14.29     10.63     12.60
Ratios and supplemental data
Net assets, end of
period (in thousands)                  $119,193  $138,400  $125,864  $124,911
Ratio of expenses
to average net
assets (%) (c)                             1.13      1.03      1.06      1.00
Ratio of net investment
income to average
net assets (%)                             9.01      8.80      9.19      8.73
Portfolio turnover (%)                    59.13     58.88     56.82     61.19

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts.

(d) Reflects waivers of certain fund expenses in connection with investments in
    Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets.




FINANCIAL HIGHLIGHTS
PUTNAM HIGH INCOME OPPORTUNITIES TRUST
(For a common share outstanding throughout the period)

                                    Six months
                                       ended
                                     August 31    Year ended                              Year ended     Year ended
Per-share                           (Unaudited)   February 29   Year ended February 28    February 29   February 28
operating performance                  2004          2004      2003      2002      2001      2000      1999      1998
Net asset value,
beginning of period                  $20.14        $16.39    $17.56    $19.81    $24.03    $22.93    $27.57    $26.40
Investment operations:
Net investment income (a)               .64 (e)      1.31      1.11      1.17      1.33      1.38      1.86      1.76
Net realized and unrealized gain
(loss) on investments                  (.50)         3.76     (1.06)    (2.20)    (3.69)     1.81     (3.69)     2.49
Total from investment operations        .14          5.07      0.05     (1.03)    (2.36)     3.19     (1.83)     4.25
Less distributions:
From net investment income             (.61)        (1.32)    (1.22)    (1.22)    (1.58)    (1.73)    (1.91)    (1.77)
From net realized gain
on investments                           --            --        --        --     (0.28)    (0.36)    (0.90)    (1.31)
Total distributions                    (.61)        (1.32)    (1.22)    (1.22)    (1.86)    (2.09)    (2.81)    (3.08)
Net asset value, end of period       $19.67        $20.14    $16.39    $17.56    $19.81    $24.03    $22.93    $27.57
Market price, end of period          $17.50        $18.44    $15.73    $16.55    $18.88    $18.75    $22.50    $27.31
Total return at
market price (%) (b)                  (1.78)*       26.26      2.77     (5.95)    11.00     (7.49)    (7.47)    26.03
Ratios and supplemental data
Net assets, end of period
(total funds) (in thousands)        $73,025       $74,778   $60,837   $65,192   $73,540   $89,214   $85,134  $102,112
Ratio of expenses
to average
net assets (%) (c)                      .87* (e)     1.79      1.81      1.78      1.72      1.71      1.78      1.71
Ratio of net investment
income to average
net assets (%)                         3.24* (e)     7.09      6.75      6.34      6.13      5.89      7.31      6.45
Portfolio turnover (%)                29.99*        68.16    111.75    116.87     99.42     65.85     56.58     60.69


FINANCIAL HIGHLIGHTS
PUTNAM HIGH INCOME OPPORTUNITIES TRUST
(For a common share outstanding throughout the period)


                                              For the period
                                            June 29, 1995+ to
Per-share                                      February 29,
operating performance                   1997      1996
Net asset value,
beginning of period                   $26.43    $24.85 (d)
Investment operations:
Net investment income (a)               1.77      1.17
Net realized and unrealized gain
(loss) on investments                   1.54      1.63
Total from investment operations        3.31      2.80
Less distributions:
From net investment income             (2.00)    (1.15)
From net realized gain
on investments                         (1.34)    (0.07)
Total distributions                    (3.34)    (1.22)
Net asset value, end of period        $26.40    $26.43
Market price, end of period           $24.38    $22.63
Total return at
market price (%) (b)                   23.54     (4.53)*
Ratios and supplemental data
Net assets, end of period
(total funds) (in thousands)         $97,791   $97,881
Ratio of expenses
to average
net assets (%) (c)                      1.72      1.14*
Ratio of net investment
income to average
net assets (%)                          6.66      4.56*
Portfolio turnover (%)                 70.33     38.92*


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage services arrangements.

(d) Represents initial net asset value of $25.00 less offering expenses of $0.15.  Original offering costs were reduced by
    $0.03 to reflect actual cost incurred.

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended August 31, 2004 reflect a reduction of less than 0.01% of average net assets.


Investment Restrictions. Each fund has adopted the following investment restrictions that may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the fund are represented at the meeting in person or by proxy. High Income Bond Fund may not:

(i) Borrow money or issue senior securities (as defined in the 1940
Act), except that the fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

(ii) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(iii) Purchase securities restricted as to resale if, as a result, such investments would exceed 10% of the value of the fund's net assets.

(iv) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities which represent interests in real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(v) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts and related options. High Income Opportunities Trust may also enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(vi) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements or by lending its portfolio securities.

(vii) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(viii) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(ix) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

The following non-fundamental investment policy of High Income Bond Fund may be changed by the Trustees without shareholder approval:

The fund may not invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

High Income Opportunities Trust shares substantially the same fundamental investment restrictions with respect to restrictions (ii) and (iv) through (ix) above. However, High Income Opportunities Trust substitutes the following for High Income Bond Fund's restriction (i) above, so that High Income Opportunties Trust may not:

* Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under the restriction below (borrowing money) or with respect to transactions involving futures contracts, options and other financial instruments.

* Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

In addition, with respect to High Income Bond Fund's restriction (iii) above (a prohibition against purchasing securities restricted as to resale if, as a result, such investments would exceed 10% of the value of the fund's net assets), High Income Opportunities Trust has no similarly stated fundamental restriction. Instead, High Income Opportunities Trust has a non-fundamental policy under which it may invest up to 15% of its net assets in securities that are restricted as to resale.

Finally, with respect to High Income Bond Fund's non-fundamental investment policy regarding investing in the securities of registered open-end investment companies, High Income Opportunities Trust has no corresponding restriction.

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the fundamental investment restrictions listed above, the other investment policies described in this Prospectus/Proxy Statement are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change the fund's investment objectives without shareholder approval.

Management. Each fund's Trustees oversee the general conduct of each fund's business. The funds have the same Trustees. The Trustees have retained Putnam Management to be each fund's investment manager, responsible for making investment decisions for each fund and managing each fund's other affairs and business. Putnam Management's address is One Post Office Square, Boston, MA 02109.

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. High Income Bond Fund pays such fee at the following annual rates: 0.75% on the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any excess over $1.5 billion of such average net asset value. High Income Opportunities Trust pays such fee at the annual rate of 1.10% of average weekly net assets. In addition, High Income Opportunities Trust pays a separate administrative services fee at the annual rate of 0.25% of average weekly net assets.

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises each fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investment Management Trust, a Massachusetts business trust owned by Putnam, LLC, which is also the parent company of Putnam Retail Management Limited Partnership, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam, LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Putnam Management has retained its affiliate, Putnam Investments Limited ("PIL"), to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. Subject to the supervision of Putnam Management, PIL is responsible for making investment decisions for the portion of the assets of each fund that it manages.

PIL provides a full range of international investment advisory services to institutional and retail clients.

Putnam Management (and not each fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the assets of each fund that may be managed by PIL from time to time. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

Putnam Management's and PIL's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Large-Cap Value and Core Fixed Income Teams are responsible for the day-to-day management of each fund. The names of all team members can be found at www.putnaminvestments.com.

The following team members coordinate the teams' management of each fund's portfolio. Their experience as investment professionals over the last five years is shown.

                                                     Positions Over Last
Portfolio leader       Since    Employer             Five Years

David L. King          2002     Putnam Management    Senior Portfolio Manager
                                1983 - Present

                                                     Positions Over Last
Portfolio member       Since    Employer             Five Years

Robert L. Salvin       2004     Putnam Management    Convertible Specialist.
                                2000 - Present       Previously, Analyst,
                                                     Equity Capital Market
                                                     Specialist

                                BancBoston           Managing Director of
                                Robertson Stephens   High Yield Debt Capital
                                Prior to July 2000   Markets

The funds pay all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The funds also reimburse Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Fiduciary Trust Company, One Post Office Square, Boston,
Massachusetts 02109, is the custodian of the funds' securities. Putnam Investor Services, P.O. Box 41203, Providence, Rhode Island 02940-1203, a division of Putnam Fiduciary Trust Company, is the investor servicing, transfer and dividend disbursing agent for the funds.

Regulatory Matters and Litigation. On April 8, 2004, Putnam Management entered into agreements with the SEC and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing.

Description of Fund Shares. The Trustees of each fund have authority to issue an unlimited number of shares of beneficial interest without par value. Except for the Merger Shares to be issued in the merger, neither fund has a present intention of offering additional shares, other than under its dividend reinvestment plan. See "Dividend Reinvestment Plan" below. All other offerings of a fund's shares require approval of the Trustees. Any additional offering would be subject to the requirements of the 1940 Act that such shares may not be sold at a price below the then current net asset value per share, exclusive of underwriting discounts and commissions, except in connection with an offering to existing shareholders or with the consent of the holders of a majority of a fund's outstanding common shares.

The outstanding shares of each fund are, and the Merger Shares, when issued and sold, will be fully paid and non-assessable by the fund. The outstanding shares of each fund have, and the Merger Shares will have, no preemptive, conversion, exchange or redemption rights. Each share of a fund has one vote, with fractional shares voting proportionately, and is fully transferable, subject to any limitations imposed by the Securities Act of 1933, as amended, or the regulations thereunder. Common shares of High Income Bond Fund are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2003 of 99,993 shares. Common shares of High Income Opportunities Trust also are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2003 of 35,075 shares.

Set forth below is information about each fund's securities as of July 31, 2004 (except where otherwise noted):

HIGH INCOME BOND FUND

                            Amount         Amount           Amount
Title of Class            Authorized     Held by Fund     Outstanding

Common Shares              unlimited          0           13,825,527

HIGH INCOME OPPORTUNITIES TRUST

                            Amount         Amount           Amount
Title of Class            Authorized     Held by Fund     Outstanding

Common Shares              unlimited          0            3,712,567

Repurchase of shares. Because each fund is a closed-end investment company, shareholders of each fund do not, and will not, have the right to redeem their shares. A fund, however, may repurchase its shares from time to time in open-market or private transactions when it can do so at prices below the current net asset value per share and on terms that represent a favorable investment opportunity. The funds currently are authorized to make periodic repurchases of shares in open-market transactions at times when discount levels make such purchases an attractive investment, although neither fund has recently done so or has any current plan to do so.

Shares of the funds trade in the open market at a price which will be a function of several factors. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

Determination of net asset value. The net asset value of each fund's shares are valued as of the close of regular trading on the NYSE each day the exchange is open by dividing the total value of its assets, less liabilities, by the number of its shares outstanding.

Securities for which market quotations are readily available are valued at market values. Short-term investments that have remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Dividend reinvestment plan. Each fund offers a dividend reinvestment plan (each, a "Plan"). If a shareholder is participating in a Plan, all income dividends and capital gains distributions are automatically reinvested in additional shares of a fund. Reinvestment transactions are executed by Investors Bank and Trust Company, 200 Clarendon Street, Boston, MA (617-937-6300) (the "Plan Agent"). If a shareholder is not participating in a Plan, every month the shareholder will receive all dividends and/or capital gains distributions in cash, paid by check and mailed directly to the shareholder. If a shareholder would like to participate in a Plan, the shareholder may instruct Putnam Investor Services (which provides certain administrative and bookkeeping services to a Plan) to enroll the shareholder. The Plan Agent will automatically reinvest subsequent distributions, and Putnam Investor Services will send the shareholder a confirmation in the mail telling the shareholder how many additional shares were issued to the shareholder's account. High Income Opportunities Trust shareholders are automatically enrolled in a Plan and must elect not to participate in a Plan. Holders of High Income Opportunities Trust shares who have elected not to participate in High Income Opportunities Trust's Plan will, if the merger is approved, be deemed to have elected not to participate in High Income Bond Fund's Plan. Holders of High Income Opportunities Trust shares who are participating in High Income Opportunities Trust's Plan will, if the merger is approved, be deemed to have elected to participate in High Income Bond Fund's plan.

Shareholders may contact Putnam Investor Services either in writing, at P.O. Box 41203, Providence, RI 02940-1203, or by telephone at
1-800-225-1581 during normal East Coast business hours.

If the market price of a fund's shares is equal to or exceed their net asset value on the payment date, the shareholder will be issued shares of the fund at a value equal to the higher of the net asset value or 95% of the market price on that date. This discount reflects savings in underwriting and other costs that the fund would otherwise incur. If net asset value exceeds the market price of the shares at the time, or if a fund declares any distribution payable only in cash, the Plan Agent will buy fund shares for participating accounts in the open market. If the market price of fund shares rises to exceed the net asset value before the open-market purchase has been completed, or if the Plan Agent is not able to complete the open-market purchases within a specified time (generally seven days), the Plan Agent will invest the uninvested portion in newly issued shares at a value equal to the greatest of:

* The net asset value of the shares on the date they are issued,

* 95% of the fair market value of shares on the payment date for the distribution, or

* 95% of the fair market value of shares on the date they are issued.

Participants may withdraw from a Plan at any time by notifying Putnam Investor Services, either in writing or by telephone. If a participant withdraws from a Plan (or if a Plan is terminated), the participant will receive certificates for whole shares credited to the participant's account, as well as a cash payment for any fraction of a share credited to the participant's account. There is no penalty for withdrawing from or not participating in a Plan.

Putnam Investor Services maintains all participants' accounts in a Plan on behalf of the Plan Agent and furnishes written confirmation of all transactions, including information needed by participants for tax records. Each participant's shares will be held by Putnam Investor Services in the participant's name, and each participant's proxy will include those shares purchased through a Plan.

There are no brokerage charges applied to shares issued directly by a fund as a result of dividends or capital gains distributions. However, each participant pays a proportionate share of brokerage commissions incurred if the Plan Agent purchases additional shares on the open market, in accordance with a Plan. In each case, the cost of shares purchased for each participant's account will be the average cost (including brokerage commissions) of any shares so purchased, plus the cost of any shares issued by a fund. If a participant instructs the Plan Agent to sell the participant's shares, the participant will incur brokerage commissions for the sale.

Reinvesting dividends and capital gains distributions in shares of a fund does not relieve a participant of tax obligations, which are the same as if the participant had received cash distributions. Putnam Investor Services supplies tax information to the participant and to the IRS annually and complies with all IRS withholding requirements. A fund reserves the right to amend a Plan to include service charges, to make other changes or to terminate a Plan upon 30-days' written notice.

If a shareholder's shares are held in the name of a broker or nominee offering a dividend reinvestment service, the shareholder should consult the shareholder's broker or nominee to ensure that an appropriate election is made on the shareholder's behalf. If the broker or nominee holding the shareholder's shares does not provide a reinvestment service, the shareholder may need to register the shareholder's shares in the shareholder's own name in order to participate in a Plan.

In situations where a bank, broker or nominee holds shares for others, a Plan will be administered according to instructions and information provided by the bank, broker or nominee.

It may be necessary to suspend operation of High Income Opportunities Trust's Plan for one or two dividend payments immediately prior to the combination so that all purchase activity under the Plan is settled in advance of the effective date of merger. In that event all shareholders, including those in the Plan, will receive those dividends in cash.

Dividends and distributions. Each fund has a policy to make monthly distributions to shareholders from net investment income.

Net investment income of each fund consists of all interest and other income (excluding capital gains and losses) accrued on portfolio assets, less all expenses of each fund allocable thereto. Income and expenses of each fund are accrued each day.

To permit each fund to maintain a more stable monthly distribution, each fund may from time to time pay out less than the entire amount of available net investment income to shareholders earned in any particular period. Any such amount retained by a fund would be available to stabilize future distributions. As a result, the distributions paid by a fund for any particular period may be more or less than the amount of net investment income actually earned by that fund during such period. For information concerning the tax treatment of distributions to common shareholders, see the discussion under "Taxation" below. Both funds intend, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

Common shareholders may have their dividend or distribution checks sent to parties other than themselves. A "Dividend Order" form is available from Putnam Investor Services, mailing address: P.O. Box 41203, Providence, Rhode Island 02940-1203. After Putnam Investor Services receives this completed form with all registered owners' signatures guaranteed, the shareholder's distribution checks will be sent to the bank or other person that the shareholder has designated.

For information concerning the tax treatment of such dividends and distributions to shareholders, see the discussion under "Taxation" below.

Declaration of Trust and Bylaws. Each fund's agreement and declaration of trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund, or to cause it to engage in certain transactions or to modify its structure. The affirmative vote of at least two-thirds (three-fourths in the case of High Income Opportunities Trust) of the outstanding shares of a fund is required to authorize any of the following actions:

(1) merger or consolidation of the fund,

(2) sale of all or substantially all of the assets of the fund,

(3) conversion of the fund to an open-end investment company, or

(4) amendment of the agreement and declaration of trust to reduce the two-thirds (three-fourths in the case of High Income Opportunities Trust) vote required to authorize the actions in (1) through (3) above unless with respect to any of the foregoing such action has been authorized by the affirmative vote of two-thirds of the total number of Trustees (in the case of High Income Opportunities Trust, three-fourths of the total number of Trustees and three-fourths of the total number of Continuing Trustees, which is a Trustee (i) who is not a person or an affiliate of such a person who enters or proposes to enter into any transaction (e.g., a merger or consolidation) with the Trust and (ii) who has been a Trustee for a period of at least twelve months), in which case the affirmative vote of a majority of the shares entitled to vote (in the case of High Income Opportunities Trust, the lesser of (1) more than 50% of the outstanding fund shares or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy) is required.

The Trustees have determined that the two-thirds and three-fourths voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of High Income Bond Fund and High Income Opportunities Trust, respectively, and their respective shareholders generally. Please refer to the agreement and declaration of trust of each fund, on file with the SEC, for the full text of these provisions.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a fund in a tender offer or similar transaction and may have the effect of inhibiting the fund's conversion to open-end status.

Taxation. The following federal tax discussion is based on the advice of Ropes & Gray LLP, counsel to the funds, and reflects provisions of the Code, existing treasury regulations, rulings published by the Service, and other applicable authority, as of the date of this Prospectus/Proxy Statement.

These authorities are subject to change by legislative or administrative action.

The following discussion is only a summary of some of the important tax considerations generally applicable to investments in High Income Bond Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in High Income Bond Fund may be subject to state and local taxes. Because High Income Bond Fund will be the surviving fund if the merger is approved, the discussion deals only with the taxation of High Income Bond Fund.

High Income Bond Fund intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. If the fund so qualifies, it will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain distributions.

To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by High Income Bond Fund to its shareholders must qualify for the dividends-paid deduction.

The fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the fund's investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

For federal income tax purposes, distributions of investment income other than "tax-exempt dividends" are taxable as ordinary income.
Generally, gains realized by a fund on the sale or exchange of investments will be taxable to its shareholders, even though the income from such investments generally will be tax-exempt.

Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from investments that the fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan.

Any gain resulting from the sale of fund shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible state and local taxes.

For taxable years beginning on or before December 31, 2008, the fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as "qualified dividend income," provided the fund meets holding period and other requirements. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the shareholder meets the same holding period and other requirements. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, the fund does not expect a significant portion of fund distributions to be derived from qualified dividend income.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2008.

Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the fund with a correct taxpayer identification number.

Trading Information. The following chart shows quarterly per share trading information for the past two fiscal years and the current fiscal year of the funds, as listed on the NYSE:

HIGH INCOME BOND FUND
(Unaudited)
                Market     Market    Closing    Closing   Premium or
                 High       Low       Market      NAV     (Discount)
 Quarter        Price      Price      Price       ($)     to NAV (%)
  Ended          ($)        ($)        ($)

 8/31/02        7.09        5.75      6.35       6.56       (3.20)
11/30/02        6.52        5.80      6.47       6.69       (3.29)
 2/28/03        6.97        6.30      6.87       6.91       (0.58)
 5/31/03        7.43        6.80      7.39       7.52       (1.73)
 8/31/03        7.90        7.10      7.31       7.73       (5.43)
11/30/03        7.70        7.27      7.38       8.14       (9.34)
 2/29/04        8.16        7.36      7.92       8.56       (7.48)
 5/31/04        8.02        6.95      7.33       8.27      (11.37)
 8/31/04        7.68        7.16      7.62       8.37       (8.96)

HIGH INCOME OPPORTUNITIES TRUST
(Unaudited)
                Market     Market    Closing    Closing   Premium or
                 High       Low       Market      NAV     (Discount)
 Quarter        Price      Price      Price       ($)     to NAV (%)
  Ended          ($)        ($)        ($)

 2/28/02       17.25       16.35      16.55      17.56      (5.75)
 5/31/02       16.87       16.24      16.39      17.63      (7.03)
 8/31/02       16.44       14.14      15.20      15.81      (3.86)
11/30/02       15.70       14.00      15.31      15.97      (4.13)
 2/28/03       15.74       14.59      15.73      16.39      (4.03)
 5/31/03       17.15       15.50      17.04      17.92      (4.91)
 8/31/03       18.00       16.90      17.40      18.30      (4.92)
11/30/03       18.22       17.29      17.47      19.20      (9.01)
 2/29/04       19.23       17.70      18.44      20.14      (8.44)
 5/31/04       18.77       16.42      17.30      19.44     (11.01)
 8/31/04       17.53       16.95      17.50      19.67     (11.03)

On October 31, 2004, the latest practicable date for which such information is available, the market price, net asset value per share and discount to net asset value were $7.87, $8.48, and -7.19%, respectively, for High Income Bond Fund and $17.78, $19.91, and -10.70%, respectively, for High Income Opportunities Trust.

V. Information about Voting and the Shareholder Meeting

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of High Income Opportunities Trust into High Income Bond Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Joint Meeting of Shareholders (the "Meeting"). The Meeting is to be held on January 13, 2005 at 11:00 a.m. at One Post Office Square, 12th Floor, Boston, Massachusetts, or at such later time as is made necessary by adjournment. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about December 10, 2004.

As of July 31, 2004, there were 3,712,567 outstanding shares of beneficial interest of High Income Opportunities Trust, and 13,825,527 outstanding shares of beneficial interest of High Income Bond Fund. Only shareholders of record on October 22, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Shareholders who object to the proposed merger will not be entitled under Massachusetts law or the agreement and declaration of trust, as amended, of each fund to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that shares of each fund may be sold at any time prior to the consummation of the proposed merger.

Required vote. Proxies are being solicited from each fund's shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of:

* a majority of the outstanding shares of High Income Bond Fund voted, if holders of more than 50% of such shares vote, and

* the lesser of (1) more than 50% of the outstanding shares of High Income Opportunities Trust or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Record date, quorum and method of tabulation. Shareholders of record of each fund at the close of business on October 22, 2004 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the shares of each fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for action by shareholders of each fund at the Meeting.

Votes cast by proxy or in person at the meeting will be counted by persons appointed by the relevant fund as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a negative vote on the proposal.

Share ownership. As of October 31, 2004, the officers and Trustees of each fund as a group beneficially owned less than 1% of the outstanding shares of such fund and, to the knowledge of each fund, no person (other than The Depository Trust Company ("DTC")) owned of record or beneficially 5% or more of the outstanding shares of the fund. In addition, upon consummation of the proposed merger, to the knowledge of the fund, no person (other than DTC) is expected to own of record or beneficially 5% or more of the outstanding shares of the combined fund.

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of each fund and employees of Putnam Management, Putnam
Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Each fund may also arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. If you wish to speak to a representative, call 1-800-780-7316. The procedure for solicitation of proxies by telephone is designed to authenticate shareholders' identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Each fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Each fund is unaware of any such challenge at this time.
Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked for their Social
Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail.
A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders of each fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Fiduciary Trust Company, or by "touch-tone" telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Each fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with that policy, each fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its own expense Investor Connect, 60 E. 42nd Street, Suite 405, New York, NY 10165, to aid in the solicitation of instructions for nominee and registered accounts for a fee not to exceed $2,000 for High Income Bond Fund and $2,000 for High Income Opportunities Trust, plus out-of-pocket expenses for mailing and phone costs. Subject to Putnam Management's agreement to limit such expenses, the expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the funds (addressed to the funds' Clerk at the principal office of the funds, One Post Office Square, Boston, Massachusetts 02109), (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or automated telephone or (iv) by attending the Meeting and voting in person.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against adjournment those proxies required to be voted against the proposal. Each fund pays the costs of any additional solicitation and of any adjourned session for that fund, subject to Putnam Management's agreement, as set forth in the Agreement, to limit the expenses incurred by each fund in connection with the transactions contemplated by the Agreement.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of November 18, 2004 in Boston, Massachusetts, by and among Putnam High Income Bond Fund, a Massachusetts business trust ("Acquiring Fund"), Putnam High Income Opportunities Trust, a Massachusetts business trust ("Acquired Fund") and Putnam Investment Management, LLC, a Delaware limited liability company.

PLAN OF REORGANIZATION

(a) Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund a number of full and fractional shares of beneficial interest of Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the aggregate value of the assets of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund assumed by Acquiring Fund on such date. It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Prior to the Exchange Date, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section 8(l) hereof.

(b) Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date Merger Shares, each shareholder being entitled to receive that proportion of such Merger Shares that the number of shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will be issued only if the shareholder so requests.


AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund. Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a) Acquiring Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is not required to qualify as a foreign association in any jurisdiction. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund for the fiscal year ended August 31, 2004, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, have been furnished to Acquired Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquiring Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund, other than as have been disclosed in the Prospectuses (as defined below) or otherwise disclosed in writing to Acquired Fund.

(e) Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 2004 and those incurred in the ordinary course of Acquiring Fund's business as an investment company since such date.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto
Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "H-S-R Act").

(g) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder, the proxy statement of Acquired Fund included therein (the "Acquired Fund Proxy Statement") and the proxy statement of Acquiring Fund included therein (the "Acquiring Fund Proxy Statement" and, together with the Acquired Fund Proxy Statement, the "Proxy Statements"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
Section 7(a) and at the Exchange Date, each prospectus contained in the Registration Statement (collectively, the "Prospectuses"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectuses or the Proxy Statements made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectuses or the Proxy Statements.

(h) There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in the Registration Statement, the Prospectuses, or the Proxy Statements.

(i) All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(j) Acquiring Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(k) Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquiring Fund's officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l) The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(m) The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund. Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquired Fund is not required to qualify as a foreign association in any jurisdiction. Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b) Acquired Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended February 29, 2004, such statements and schedule having been audited by KPMG LLP, independent registered public accounting firm, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the six months ended August 31, 2004, have been furnished to Acquiring Fund.
 Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with U.S. generally accepted accounting principles.

(d) There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement or otherwise disclosed in writing to Acquiring Fund.

(e) Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of February 29, 2004 and those incurred in the ordinary course of Acquired Fund's business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to February 29, 2004, whether or not incurred in the ordinary course of business.

(f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(g) The Registration Statement, the Prospectuses and the Proxy Statements, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7(a) below and on the Exchange Date, the Prospectuses, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectuses or the Proxy Statements, or omissions to state in any thereof a material fact relating to Acquired Fund, as such Registration Statement, Prospectuses and Proxy Statements shall be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectuses or Proxy Statements.

(h) There are no material contracts outstanding to which Acquired Fund is a party, other than as will be disclosed in the Prospectuses or the Proxy Statements.

(i) All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(j) Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

(k) Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Acquired Fund's officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(l) At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term "Investments" shall mean Acquired Fund's investments shown on the schedule of its investments as of February 29, 2004 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(m) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(n) At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will remain in compliance with its investment restrictions as set forth in the Registration Statement.

3. Reorganization.

(a) Subject to the requisite approval of the shareholders of each of Acquired Fund and Acquiring Fund and to the other terms and conditions contained herein (including Acquired Fund's obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section 8(l) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after February 29, 2004 and designated by Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of Acquired Fund, in complete liquidation of Acquired Fund.

(b) As soon as practicable following the requisite approval of the shareholders of each of Acquired Fund and Acquiring Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c) Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d) The Valuation Time shall be 4:00 p.m. Boston time on January 21, 2005 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the shares of Acquired Fund assumed by Acquiring Fund on that date, determined as hereafter provided in this Section 4.

(a) The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the shares of Acquired Fund and the value of the liabilities attributable to the shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b) The net asset value of the Merger Shares and the value of the assets and liabilities of the shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund's assets and liabilities.

(c) No adjustment shall be made in the net asset value of either
Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d) The investment restrictions of Acquired Fund shall be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.

(e) Acquiring Fund shall issue the Merger Shares to Acquired Fund in a certificate registered in the name of Acquired Fund. Acquired Fund shall distribute the Merger Shares to the shareholders of Acquired Fund by redelivering such certificates to Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each shareholder of Acquiring Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), receive certificates representing the Merger Shares or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f) Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a) All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below in (i) below, "Expenses") will be allocated ratably between Acquiring Fund and Acquired Fund in proportion to their net assets as of the Valuation Time, except that (i) the costs of proxy materials and proxy solicitation for each fund will be borne by that fund, (ii) the cost of the SEC registration fee will be borne by Acquiring Fund and (iii) the costs of liquidating such of Acquired Fund's portfolio securities as Acquiring Fund shall indicate it does not wish to acquire prior to the Exchange Date shall be borne by Acquired Fund; provided, however, that the Expenses to be borne by the Acquired Fund will not exceed $267,888, the Expenses to be borne by the Acquiring Fund will not exceed $26,887 and the remainder of any Expenses will be borne by Putnam Investment Management, LLC; and provided further that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a "regulated investment company" within the meaning of Section 851 of the Code.

(b) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquiring Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in
Section 8), or by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in Section 9, Acquiring Fund shall pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c) In the event the transactions contemplated by this Agreement are not consummated by reason of Acquired Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund's obligations referred to in
Section 9), or by reason of the nonfulfillment or failure of any condition to Acquiring Fund's obligations referred to in Section 8, Acquired Fund shall pay directly all reasonable fees and expenses incurred by Acquiring Fund in connection with such transactions, including without limitation legal, accounting and filing fees.

(d) In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund's or Acquired Fund's being either unwilling or unable to go forward or (ii) the nonfulfillment or failure of any condition to Acquiring Fund's or Acquired Fund's obligations referred to in Section 8 or Section 9 of this Agreement, then each of Acquiring Fund and Acquired Fund shall bear all of its own expenses incurred in connection with such transactions.

(e) Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

7. Meeting of shareholders; dissolution.

(a) Each of Acquired Fund and Acquiring Fund agrees to call a meeting of its shareholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b) Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Acquired Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c) Acquiring Fund has, after the preparation and delivery to Acquiring Fund by Acquired Fund of a preliminary version of the Proxy Statement which was satisfactory to Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder set forth in the Registration Statement, including the Prospectuses and the Proxy Statements.

8. Conditions to Acquiring Fund's obligations. The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least three-fourths of the total number of Trustees then in office and by at least three-fourths of the total number of Continuing Trustees (a "Continuing Trustee" being a Trustee (1) who is not a person or an affiliate of such a person who enters or proposes to enter into any transaction (e.g., a merger or consolidation) with the Trust and (2) who has been a Trustee for a period of at least twelve months) then in office of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) holders of the lesser of (1) more than 50% of the outstanding shares of Acquired Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of Acquired Fund are represented at the meeting in person or by proxy;
(iii) holders of a majority of the outstanding shares of Acquiring Fund voted, if holders of more than 50% of such shares are represented at the meeting in person or by proxy; and (iv) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund's net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund's behalf by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Effective Date there has been no material adverse change in the financial position of Acquired Fund since February 29, 2004 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund or changes due to dividends paid or losses from operations.

(c) That Acquired Fund shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Acquired Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That Acquired Fund shall have delivered to Acquiring Fund an agreed upon procedures letter from KPMG LLP dated the Exchange Date, setting forth findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertions that (i) for the taxable period from March 1, 2004 to the Exchange
Date Acquired Fund qualified as a regulated investment company under the Code, (ii) as of the Exchange Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Exchange Date, has no liability for federal excise tax purposes under section 4982 of the Code.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That Acquiring Fund shall have received an opinion of Ropes & Gray
LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Acquired Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectuses and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund's Agreement and Declaration of Trust or Bylaws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquired Fund's Agreement and Declaration of Trust, Bylaws, then-current prospectus or statement of additional information or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund's whose responsibility it is to advise Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g) That Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange (iv) Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the "FTC") and the Department of Justice (the "Department") such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(l) That, prior to the Exchange Date, Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund's investment income excludable from gross income under Section 103 of the Code over
(Y) Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after February 29, 2004, and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain realized after reduction by any capital loss carryover in each of its taxable years ending on or after February 29, 2004, and on or prior to the Exchange Date.

(m) That Acquired Fund's custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n) That Acquired Fund's transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date,
(ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o) That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p) That Acquiring Fund shall have received from KPMG LLP an agreed upon procedures letter addressed to Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to Acquiring Fund setting forth the findings of KPMG LLP pursuant to its performance of the agreed upon procedures set forth therein relating to management's assertion that as of the Valuation Time the value of the assets of Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of Article 10, Section 5 of Acquiring Fund's Bylaws pursuant to the procedures customarily utilized by Acquiring Fund in valuing its assets and issuing its shares.

(q) That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign, transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(r) That the Merger Shares shall have been approved for listing by the New York Stock Exchange.

9. Conditions to Acquired Fund's obligations.  The obligations of
Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of
(i) at least three-fourths of the total number of Trustees then in office and by at least three-fourths of the total number of Continuing Trustees (a "Continuing Trustee" being a Trustee (1) who is not a person or an affiliate of such a person who enters or proposes to enter into any transaction (e.g., a merger or consolidation) with the Trust and (2) who has been a Trustee for a period of at least twelve months) then in office of Acquired Fund (including a majority of those Trustees who are not "interested persons" of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) holders of the lesser of (1) more than 50% of the outstanding shares of Acquired Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of Acquired Fund are represented at the meeting in person or by proxy;
(iii) holders of a majority of the outstanding shares of Acquiring Fund voted, if holders of more than 50% of such shares are represented at the meeting in person or by proxy; and (iv) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not "interested persons" of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b) That Acquiring Fund shall have furnished to Acquired Fund a statement of Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquiring Fund since August 31, 2004, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(c) That Acquiring Fund shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d) That Acquiring Fund shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Acquiring Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f) That Acquired Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Acquiring Fund is a business trust duly established and validly existing in conformity with the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund and, assuming that the Prospectuses, the Registration Statement and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund's Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquiring Fund's Agreement and Declaration of Trust, as amended, Bylaws or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquiring Fund whose responsibility it is to advise Acquiring Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act and
(vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g) That Acquired Fund shall have received an opinion of Ropes & Gray
LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, subject to the qualification below, for federal income tax purposes: (i) the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund solely in exchange for Merger Shares and the assumption by Acquiring Fund of liabilities of Acquired Fund followed by the distribution of Acquired Fund to its shareholders of Merger Shares in complete liquidation of Acquired Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss will be recognized by Acquired Fund shareholders on the exchange of their shares of Acquired Fund for Merger Shares, (iv) the aggregate basis of the Merger Shares an Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor and (v) an Acquired Fund shareholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held Acquired Fund's shares as a capital asset; however, Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h) That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j) That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k) That the Merger Shares shall have been approved for listing by the New York Stock Exchange.

10. Indemnification.

(a) Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectuses, the Proxy Statements or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

(b) Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its trustees and its officers (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectuses, the Proxy Statements, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Acquired Fund and Acquiring Fund may, by mutual consent of their trustees, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PUTNAM HIGH INCOME BOND FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO PUTNAM HIGH INCOME BOND FUND SUCH REGISTRATION IS NOT REQUIRED."


and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund's transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of Acquired Fund and Acquiring Fund are on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by an officer of each Trust, respectively, as officer and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of Acquired Fund or Acquiring Fund individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.


                               PUTNAM HIGH INCOME BOND FUND

                               By:  /S/ Charles E. Porter
                                    __________________________
                               Executive Vice President

                               PUTNAM HIGH INCOME OPPORTUNITIES TRUST

                               By:  /S/ Charles E. Porter
                                    __________________________
                               Executive Vice President

                               PUTNAM INVESTMENT MANAGEMENT, LLC

                               By:  /S/ James P. Pappas
                                    __________________________
                               Managing Director


For more information about
High Income Bond Fund and High Income Opportunities Trust

High Income Bond Fund's statement of additional information (SAI) and the funds' annual and semi-annual reports to shareholders include additional information about the funds. The SAI is incorporated by reference into this prospectus/proxy statement, which means it is part of this prospectus/proxy statement for legal purposes. The funds' annual and semi-annual reports discuss the market conditions and investment strategies that significantly affected the fund's performance during the relevant period. Shareholders of the funds may get free copies of these materials, request other information about the funds, or make shareholder inquiries, by contacting their financial advisor, by visiting Putnam's Internet site, or by calling Putnam toll-free at 1-800-225-1581.


TABLE OF CONTENTS

I. Synopsis                                                      10
II. Risk Factors                                                 20
III. Information about the Proposed Merger                       27
IV. Information about the Funds                                  36
V. Information about Voting and the Shareholder Meeting          55
Appendix A--Agreement and Plan of Reorganization                 A-1

[Putnam Scales Logo]

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581


PUTNAM INVESTMENTS

P.O. BOX 9132
HINGHAM, MA  02043-9132

Your vote is important. For your convenience, you can vote your Proxy in any of these three ways:

1
TELEPHONE

Call us toll-free at
1-888-221-0697

* Enter the 14-digit control number printed on your proxy card.

* Follow the automated telephone directions.

* There is no need for you to return your proxy card.

2
INTERNET

Go to
https://www.proxyweb.com/Putnam

* Enter the 14-digit control number printed on your proxy card.

* Follow the instructions on the site.

* There is no need for you to return your proxy card. 3

MAIL

Mail in the proxy card attached below:

* Please sign and date your proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

This proxy is solicited on behalf of the Trustees of the Fund.

Proxy for a meeting of shareholders to be held on January 13, 2005, for Putnam High Income Bond Fund.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam High Income Bond Fund on January 13, 2005 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

------------------------                 -----------------
Shareholder/Co-owner sign(s) here        Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign, When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    --------------------------------------------------------
Street
      -----------------------------------------------------------
City                              State                  Zip
    -----------------------------      --------------       -----
Telephone
         ----------------------------


Do you have any comments?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or Automated Telephone or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

FOR                           AGAINST                       ABSTAIN

[   ]                         [   ]                         [   ]

1. Approval of an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam High Income Opportunities Trust to Putnam High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam High Income Bond Fund and the assumption by Putnam High Income Bond Fund of the liabilities of Putnam High Income Opportunities Trust, and the distribution of such shares to the shareholders of Putnam High Income Opportunities Trust in complete liquidation of Putnam High Income Opportunities Trust.

Note:  If you have any questions on the proposal, please call 1-800-225-1581


PLEASE SIGN AND DATE ON THE REVERSE SIDE.


PUTNAM INVESTMENTS

P.O. BOX 9132
HINGHAM, MA  02043-9132

Your vote is important. For your convenience, you can vote your Proxy in any of these three ways:

1
TELEPHONE

Call us toll-free at
1-888-221-0697

* Enter the 14-digit control number printed on your proxy card.

* Follow the automated telephone directions.

* There is no need for you to return your proxy card.

2
INTERNET

Go to
https://www.proxyweb.com/Putnam

* Enter the 14-digit control number printed on your proxy card.

* Follow the instructions on the site.

* There is no need for you to return your proxy card. 3

MAIL

Mail in the proxy card attached below:

* Please sign and date your proxy card.

* Detach the card from this proxy form.

* Return the card in the postage-paid envelope provided.

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

This is your PROXY CARD.

To vote by mail, please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

This proxy is solicited on behalf of the Trustees of the Fund.

Proxy for a meeting of shareholders to be held on January 13, 2005, for Putnam High Income Opportunities Trust.

The undersigned shareholder hereby appoints John A. Hill and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent such shareholder and to vote, as designated on the reverse side, at the meeting of shareholders of Putnam High Income Opportunities Trust on January 13, 2005 at 11:00 a.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

------------------------                 -----------------
Shareholder/Co-owner sign(s) here        Date

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign, When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

Has your address changed?

Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy card and return it with your signed card in the enclosed envelope.

Name
    --------------------------------------------------------
Street
      -----------------------------------------------------------
City                              State                  Zip
    -----------------------------      --------------       -----
Telephone
         ----------------------------


Do you have any comments?

------------------------------------------------------------------------

------------------------------------------------------------------------

------------------------------------------------------------------------

PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by recording your voting instructions via the Internet or Automated Telephone or by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience.

Thank you!

If you complete and sign the proxy, we'll vote it exactly as you tell us. The Proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting. If you simply sign the proxy, or fail to provide your voting instructions on the proposal, the Proxies will vote in the same manner as the Trustees recommend.

Please vote by filling in the appropriate box below.

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

FOR                           AGAINST                       ABSTAIN

[   ]                         [   ]                         [   ]

1. Approval of an Agreement and Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets of Putnam High Income Opportunities Trust to Putnam High Income Bond Fund in exchange for the issuance and delivery of shares of beneficial interest of Putnam High Income Bond Fund and the assumption by Putnam High Income Bond Fund of the liabilities of Putnam High Income Opportunities Trust, and the distribution of such shares to the shareholders of Putnam High Income Opportunities Trust in complete liquidation of Putnam High Income Opportunities Trust.

Note:  If you have any questions on the proposal, please call 1-800-225-1581


PLEASE SIGN AND DATE ON THE REVERSE SIDE.


PUTNAM HIGH INCOME BOND FUND

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION

December 3, 2004

This Statement of Additional Information ("SAI") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of Putnam High Income Bond Fund ("High Income
Bond Fund") dated December 3, 2004 relating to the sale of all or substantially all of the assets of Putnam High Income Opportunities Trust ("High Income Opportunities Trust" and, together with High Income Bond Fund, the "funds") to High Income Bond Fund. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus by writing Putnam Investor Services, One Post Office Square, Boston, MA 02109 or by calling 1-800-225-1581.


CHARGES AND EXPENSES...................................................3
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS..............9
TAXES.................................................................41
MANAGEMENT............................................................47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
AND FINANCIAL STATEMENTS..............................................65
APPENDIX A...........................................................108


CHARGES AND EXPENSES

Management fees

Under a Management Contract dated as of July 11, 1991, High Income Bond Fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter. Such fee is based on the annual rate of 0.75% of the first $500 million of average weekly net assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of any excess over $1.5 billion of such average net asset value.

Under a Management Contract dated as of May 5, 1995, High Income
Opportunities Trust pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter. Such fee is based on the annual rate of 1.10% of average weekly net assets.

For the past three fiscal years, pursuant to its management contract, each fund incurred the following fees:

                                                              Amount
                                                          management fee
                                          Amount of       would have been
                    Fiscal   Management   management      without expense
Fund Name           Year     fee paid     fee waived        limitation

HIGH INCOME BOND    2004     $859,774        $1,782*          $861,556
FUND                2003     $728,049            --           $728,049
                    2002     $719,134            --           $719,134

HIGH INCOME         2004     $757,094            --           $757,094
OPPORTUNITIES       2003     $671,383            --           $671,383
TRUST               2002     $752,422            --           $752,422

* Expense limitation. The fund invests a portion of its assets in Putnam Prime Money Market Fund. In connection with such investments, management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Net management fees paid for fiscal 2004 reflect the waiver of $1,782 in management fees otherwise payable by the fund to Putnam Management in respect of such investments.

Pursuant to the terms of a sub-management agreement between Putnam Management and Putnam Investments Limited ("PIL"), Putnam Managment (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average aggregate net asset value of the portion of the fund, if any, managed by PIL from time to time.


Brokerage commissions

The following table shows brokerage commissions paid during the fiscal periods indicated:

                                      Fiscal   Brokerage
Fund name                             year     commissions

HIGH INCOME BOND FUND                 2004    $123,554
                                      2003     $13,900
                                      2002     $12,156

HIGH INCOME OPPORTUNITIES TRUST       2004     $15,431
                                      2003     $47,530
                                      2002     $41,893

The brokerage commissions for High Income Bond Fund's most recent fiscal year were higher than the brokerage commissions for the fund's previous two fiscal years due to increases in agency-basis trading volume. The brokerage commissions for High Income Opportunities Trust's most recent fiscal year were lower than the brokerage commissions for the fund's 2002 and 2003 fiscal years due to a decrease in trading volume.

The following table shows transactions placed with brokers and dealers during the most recent fiscal year to recognize research, statistical and quotation services received by Putnam Management and its affiliates:

                        Dollar value of        Percentage of       Amount of
Fund name             these transactions     total transactions   commissions

HIGH INCOME
BOND FUND                   $2,787,310               1.49%          $10,740

HIGH INCOME
OPPORTUNITIES TRUST           $481,011               3.74%             $665

Administrative Services Fees

Under an Administrative Services Contract dated as of May 5, 1995, High Income Opportunities Trust pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter. Such fee is based on the annual rate of 0.25% of average weekly net assets.

For the past three fiscal years, pursuant to its administrative services contract, High Income Opportunities Trust incurred the following fees:

                      Administrative services
Fiscal year                  fee paid

2004                          $172,216
2003                          $152,838
2002                          $171,615

Administrative expense reimbursement

Each fund reimbursed Putnam Management for administrative services during its most recent fiscal year, including compensation of certain fund officers and contributions to the Putnam Investments Profit Sharing Retirement Plan for their benefit, as follows:

                                                       Portion of total
                                                       reimbursement for
                                        Total          compensation and
Fund name                            Reimbursement      contributions

HIGH INCOME BOND FUND                   $8,368             $6,560

HIGH INCOME OPPORTUNITIES TRUST         $4,656             $3,654

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of each fund's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for each fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages each fund's other affairs and business.

The table below shows the value of each Trustee's holdings in each fund and in all of the Putnam funds as of December 31, 2003.

                                         Dollar range of   Aggregate dollars
                       Dollar range of   High Income       range of shares
                       High Income       Opportunities     held in all of
                       Bond Fund         Trust             the Putnam funds
Name of Trustee        shares owned      shares owned      overseen by Trustee
------------------------------------------------------------------------------
Jameson A. Baxter         $1-10,000         $1-10,000         over $100,000
Charles B. Curtis         $1-10,000         $1-10,000         over $100,000
+Myra R. Drucker                N/A               N/A                   N/A
John A. Hill              $1-10,000         $1-10,000         over $100,000
Ronald J. Jackson         $1-10,000         $1-10,000         over $100,000
Paul L. Joskow            $1-10,000         $1-10,000         over $100,000
Elizabeth T. Kennan       $1-10,000         $1-10,000         over $100,000
John H. Mullin, III       $1-10,000         $1-10,000         over $100,000
Robert E. Patterson       $1-10,000         $1-10,000         over $100,000
W. Thomas Stephens        $1-10,000         $1-10,000         over $100,000
+Richard B. Worley              N/A               N/A                   N/A
+Charles E. Haldeman, Jr.       N/A               N/A                   N/A
*George Putnam, III       $1-10,000         $1-10,000         over $100,000
*A.J.C. Smith             $1-10,000         $1-10,000         over $100,000

+ Elected to the Board of Trustees after December 31, 2003.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Putnam, III, Haldeman and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., or shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is the Chief Executive of Putnam Investments. He was elected to the Board of Trustees after December 31, 2003. Mr. Putnam is the President of the fund and each of the other Putnam funds. Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and consultant to Marsh & McLennan Companies, Inc. The balance of the Trustees are not "interested persons."

Each independent Trustee of the fund receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services. Mr. Putnam also receives the foregoing fees for his services as Trustee.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Trustees meet monthly over a two-day period, except in August. The Board Policy and Nominating Committee, which consists solely of independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The committees of the Board of Trustees, and the number of times each committee met during each fund's most recent fiscal year, are shown in the tables below:

HIGH INCOME BOND FUND

Audit and Pricing Committee                      23
Board Policy and Nominating Committee             8
Brokerage and Custody Committee                   7
Communication, Service and Marketing Committee   11
Contract Committee                               16
Distributions Committee                           5
Executive Committee                               1
Investment Oversight Committee                   31

HIGH INCOME OPPORTUNITIES TRUST

Audit and Pricing Committee                      16
Board Policy and Nominating Committee             6
Brokerage and Custody Committee                   4
Communication, Service and Marketing Committee   10
Contract Committee                               15
Distributions Committee                           6
Executive Committee                               1
Investment Oversight Committees                  30

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by each fund for its most recent fiscal year, and the fees paid to each Trustee by all of the Putnam funds during calendar year 2003:


                                                                Pension or
                               Pension or                       retirement
                               retirement      Aggregate         benefits
                Aggregate       benefits      Compensation      accrued as     Estimated annual      Total
               Compensation    accrued as      from High       part of High     benefits from     compensation
                from High     part of High      Income           Income          all Putnam        from all
               Income Bond    Income Bond    Opportunities    Opportunities       funds upon         Putnam
Trustees/Year    Fund (1)    Fund expenses     Trust (1)      Trust expenses    retirement (2)    funds (3)(4)
-----------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (5)          $871          $231            $628            $191              $100,000          $215,500

Charles B. Curtis/
2001              $859          $288            $619            $185              $100,000          $210,250

Myra R. Drucker/
2004 (10)          N/A           N/A             N/A             N/A                   N/A               N/A

Charles E. Haldeman, Jr./
2004 (10)          N/A           N/A             N/A             N/A                   N/A               N/A

John A. Hill/
1985 (5)(7)     $1,346          $291          $1,022            $225              $200,000          $413,625

Ronald J. Jackson/
1996 (5)          $861          $235            $626            $180              $100,000          $214,500

Paul L. Joskow/
1997 (5)          $852          $168            $621            $128              $100,000          $215,250

Elizabeth T. Kennan/
1992              $868          $299            $614            $232              $100,000          $207,000

Lawrence J. Lasser/
1992 (8)            --           $36              --             $88               $93,333                $0

John H. Mullin, III/
1997 (5)          $861          $258            $619            $198              $100,000          $208,750

Robert E. Patterson/
1984              $849          $162            $622            $127              $100,000          $206,500

George Putnam, III/
1984 (7)        $1,062          $134            $771            $104              $125,000          $260,500

A.J.C. Smith/
1986 (6)            --            --              --              --                    --                $0

W. Thomas Stephens/
1997 (5)          $852          $235            $613            $179              $100,000          $206,500

W. Nicholas Thorndike/
1992 (9)          $672          $385            $622            $300              $100,000          $212,250

Richard B. Worley/
2004 (10)          N/A           N/A             N/A             N/A                   N/A               N/A


(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.

(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his service as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the Retirement Plan for Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the funds, respectively.

(8) Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003. The estimated annual retirement benefits shown in this table for Mr. Lasser reflect benefits earned under the funds' retirement plan prior to July 1, 2000.

(9) Mr. Thorndike retired from the Board of Trustees of the Putnam funds on June 30, 2004.

(10) Ms. Drucker and Messrs. Haldeman and Worley were elected to the Board of Trustees of High Income Opportunities Trust on October 14, 2004 and were appointed to the Board of Trustees of High Income Bond Fund on October 14, 2004.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan as to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management."

Share ownership

At October 31, 2004, the officers and Trustees of High Income Bond Fund as a group owned less than 1% of the outstanding shares of the fund, and no person owned of record or to the knowledge of the fund beneficially 5% or more of the shares of the fund. At October 31, 2004 the officers and Trustees of High Income Opportunities Trust as a group owned less than 1% of the outstanding shares of the fund, and no person owned of record or to the knowledge of the fund beneficially 5% or more of the shares of the fund.

Investor servicing and custody fees and expenses

During its most recent fiscal year, each fund incurred the following fees and out-of-pocket expenses for investor servicing and custody services provided by Putnam Fiduciary Trust Company:

HIGH INCOME BOND FUND                 $193,831
HIGH INCOME OPPORTUNITIES TRUST       $162,222

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

In addition to the principal investment strategies and principal risks described in the Prospectus, each fund may employ other investment practices and may be subject to other risks, which are described below. Certain investment strategies and risks that are described briefly in the Prospectus are described in greater detail below.

Foreign Investments

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of each fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit each fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with
investments in "emerging markets."   For example, political and economic
structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and each fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Foreign Currency Transactions

To manage its exposure to foreign currencies, each fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, each fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

Generally, each fund may engage in both "transaction hedging" and "position hedging." Each fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, a fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities.

Each fund may engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a fund may protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

Each fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for hedging or non-hedging purposes a fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

For transaction hedging purposes a fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives a fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives a fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives a fund the right to purchase the currency at the exercise price until the expiration of the option.

Each fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities a fund intends to buy are denominated, when a fund holds cash or short-term investments). For position hedging purposes, a fund may purchase or sell, on exchanges or in over-the-counter markets, foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a fund may also purchase or sell foreign currency on a spot basis.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency. See "Risk factors in options transactions."

Each fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. A fund receives a premium from writing a call or put option, which increases a fund's current return if the option expires unexercised or is closed out at a net profit. A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

A fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a fund. Cross hedging transactions by a fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Each fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in a fund's best interest but that securities denominated in that currency are unattractive. In that case a fund may purchase a currency forward contract or option in order to increase its exposure to the currency.
In accordance with SEC regulations, a fund will segregate liquid assets in its portfolio to cover forward contracts used for non-hedging purposes.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent a fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions.
Accordingly, there can be no assurance that a fund will engage in foreign currency exchange transactions at any given time or from time to time.

Currency forward and futures contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although each fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin.

Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

Each fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

Settlement procedures. Settlement procedures relating to a fund's investments in foreign securities and to a fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in a fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and a fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

Options on Securities

Writing covered options. Each fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are segregated by its custodian), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by a fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

Each fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount are segregated by its custodian). In the case of put options, a fund will segregate assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees equal to the price to be paid if the option is exercised. In addition, a fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A fund may write combinations of covered puts and calls on the same underlying security.

A fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, a fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

A fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If a fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. Each fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since a fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. Each fund may purchase call options to hedge against an increase in the price of securities that a fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Risk Factors in Options Transactions

The successful use of a fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if a fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on a fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that a fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by a fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities.

Investments in Miscellaneous Fixed-Income Securities

If a fund may invest in inverse floating obligations, premium securities, or interest-only or principal-only classes of mortgage-backed securities (IOs and POs), it may do so without limit.

Lower-rated Securities

Each fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by a fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "Securities ratings."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a fund's assets. Conversely, during periods of rising interest rates, the value of a fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a fund's net asset value. A fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting a fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of a fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a fund's net asset value. In order to enforce its rights in the event of a default, a fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, a fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

Certain securities held by a fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Each fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. Each fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for a fund to liquidate investments in order to satisfy its dividend requirements.

To the extent a fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Loan Participations and Other Floating Rate Loans

Each fund may invest in "loan participations." By purchasing a loan participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The failure by a fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which a fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which a fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan participation will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to a fund's credit quality policy.

Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, a fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, a fund may purchase an assignment of a portion of a lender's interest in a loan.
In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. A fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. A fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

A fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a fund from receiving principal, interest and other amounts with respect to the underlying loan. When a fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which a fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by a fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loan participations acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that a fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by a fund may also involve loans made in foreign currencies. A fund's investment in such participations would involve the risks of currency fluctuations described above with respect to investments in the foreign securities.

With respect to its management of investments in floating rate loans, Putnam will normally seek to avoid receiving material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by a fund or held in a fund's portfolio. In many instances, issuers may offer to furnish Confidential Information to prospective purchasers, and to holders, of the issuer's floating rate loans. Putnam's decision not to receive Confidential Information may place Putnam at a disadvantage relative to other investors in floating rate loans (which could have an adverse effect on the price a fund pays or receives when buying or selling loans). Also, in instances where holders of floating rate loans are asked to grant amendments, waivers or consent, Putnam's ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam's decision not to receive Confidential Information under normal circumstances could adversely affect a fund's investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Putnam may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite Putnam's efforts to avoid such possession, but in other instances Putnam may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam's ability to trade in these loans for the account of a fund could potentially be limited by its possession of such information. Such limitations on Putnam's ability to trade could have an adverse effect on a fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in a fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Putnam may owe conflicting fiduciary duties to a fund and other client accounts. Putnam will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam's client accounts collectively held only a single category of the issuer's securities.

Floating Rate and Variable Rate Demand Notes

Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Mortgage Related and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be able to realize the rate of return it expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.

Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities.

Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a fund's ability to buy or sell those securities at any particular time.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor a fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Securities of Other Investment Companies. Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds ("ETFs")), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company's shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment company's net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund's net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and the corresponding state's personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt securities, although the current federal tax laws place substantial limitations on the size of such issues.

Stand-by commitments. When a fund purchases Tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. A fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. A fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt securities or changes in the investment objectives of investors. Subsequent to purchase by a fund, an issue of Tax-exempt securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Neither event will require the elimination of an investment from a fund's portfolio, but Putnam Management will consider such an event in its determination of whether a fund should continue to hold an investment in its portfolio.

"Moral obligation" bonds. Each fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by a fund.

Municipal leases. Each fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, "lease obligations") of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. Certain of these lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Inverse Floaters have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels - rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities.

Additional risks. Securities in which a fund may invest, including Tax-exempt securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt securities may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt securities. Further proposals limiting the issuance of Tax-exempt securities may well be introduced in the future. If it appeared that the availability of Tax-exempt securities for investment by a fund and the value of a fund's portfolio could be materially affected by such changes in law, the Trustees of a fund would reevaluate its investment objective and policies and consider changes in the structure of a fund or its dissolution.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A fund's investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Alternative Investment Strategies

Under normal market conditions, each fund seeks to remain fully invested and to minimize its cash holdings. However, at times Putnam Management may judge that market conditions make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may temporarily use alternative strategies that are mainly designed to limit the fund's losses. In implementing these strategies, the funds may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments, or any other securities Putnam Management considers consistent with such defensive strategies.

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers' acceptances), repurchase agreements and various government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Private Placements and Restricted Securities

A fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

While such private placements may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a fund to sell them promptly at an acceptable price. A fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. Also market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act of 1933. A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Futures Contracts and Related Options

Subject to applicable law each fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If a fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

Unlike when a fund purchases or sells a security, no price is paid or received by a fund upon the purchase or sale of a futures contract. Upon entering into a contract, a fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to a fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when a fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

A fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Each fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on a fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of a fund's net assets.

Each fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts. Each fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. A fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by a fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by a fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of Putnam Management to forecast interest rates and market movements correctly.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a fund, a fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a fund is subject to Putnam Management's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the fund's securities increase instead as a result of a decline in interest rates, the fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its tax-exempt securities decrease, the fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $2,000 (500 units x gain of $4). If a fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. Putnam Management will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

Successful use of index futures by a fund is also subject to Putnam Management's ability to predict movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurred, a fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position over a short time period.

Options on stock index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

As an alternative to purchasing call and put options on index futures, each fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index Warrants

Each fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Short-term Trading

In seeking each fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time a fund will buy securities intending to seek short-term trading profits. A change in the securities held by a fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause a fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of a fund's investment policies, under certain market conditions a fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. A fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in a fund's portfolio.

Securities Loans

Each fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities.

Repurchase Agreements

Each fund may enter into repurchase agreements, amounting to not more than 25% of its total assets. Money market funds may invest without limit in repurchase agreements. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is each fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by a fund which are collateralized by the securities subject to repurchase. Putnam Management will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, a fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

Forward Commitments

Each fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if a fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if a fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when a fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a fund's other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. A fund may realize short-term profits or losses upon the sale of forward commitments.

Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Swap Agreements

Each fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. A fund's ability to engage in certain swap transactions may be limited by tax considerations.

A fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. Under certain circumstances, suitable transactions may not be available to a fund, or a fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

Derivatives

Certain of the instruments in which a fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the Prospectus or in this SAI. A fund's use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, generally taxed to shareholders at ordinary income tax rates. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Industry and Sector Groups

Putnam uses a customized set of industry and sector groups for classifying securities ("Putnam Investment Codes"). The Putnam Investment Codes are based on an expanded Standard & Poor's industry classification model, modified to be more representative of global investing and more applicable to both large and small capitalization securities.

TAXES

The following discussion of U.S. Federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. Federal tax considerations generally applicable to investments in each fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the funds. Each fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

If a fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner, to its shareholders in the form of dividends (including capital gain dividends).

If a fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the fund is permitted so to elect and so elects), plus any retained amount from the prior year, the fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the fund in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions. Distributions from each fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in a fund.

For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, a fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the fund's shares. Only qualified dividend income received by a fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets-- for taxable years beginning on or before December 31, 2008.

Exempt-interest dividends. Each fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of a fund's taxable year, at least 50% of the total value of the fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a fund intends to be qualified to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends.
Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

A fund that is qualified to pay exempt-interest dividends will inform investors within 60 days of the fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the fund's income that was tax-exempt during the period covered by the distribution.

Hedging transactions. If a fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund.

Certain of a fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a fund's book income is less than its taxable income, (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Return of capital distributions. If a fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Distributions are taxable to a shareholder even if they are paid from income or gains earned by a fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. A fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Capital loss carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a fund are shown in Note 1 (Federal income taxes) to the financial statements included in this SAI or incorporated by reference into this SAI.

Foreign currency-denominated securities and related hedging transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of a fund's assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Investment by a fund in "passive foreign investment companies" could subject the fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Sale or redemption of shares. The sale of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition.
 In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares purchased through tax-qualified plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the back-up withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisers in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations issued on February 28, 2003, if a shareholder realizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


MANAGEMENT

Trustees
-----------------------------------------------------------------------------------------------------------
Name, Address (1), Date of
Birth, Position(s) Held
with Fund and Length of            Principal
Service as a Putnam Fund       Occupation(s) During        Other Directorships
Trustee (2)                       Past 5 Years             Held by Trustee
-----------------------------------------------------------------------------------------------------------
Jameson A. Baxter               President of Baxter        Director of ASHTA Chemicals, Inc., Banta
(9/6/43), Trustee since 1994    Associates, Inc.,          Corporation (a printing and digital
                                a private investment firm  imaging firm), Ryerson Tull, Inc.
                                that she founded in 1986.  (a steel service corporation),
                                                           Advocate Health Care and BoardSource
                                                           (formerly the National Center for Nonprofit
                                                           Boards).  She is Chairman Emeritus of the
                                                           Board of Trustees, Mount Holyoke College,
                                                           having served as Chairman for five years and
                                                           as a board member for thirteen years.  Until
                                                           2002, Ms. Baxter was a Director of Intermatic
                                                           Corporation (a manufacturer of energy control
                                                           products).
-----------------------------------------------------------------------------------------------------------
Charles B. Curtis               President and Chief        Member of the Council on Foreign
(4/27/40), Trustee since 2001   Operating Officer,         Relations and the Trustee Advisory Council
                                Nuclear Threat Initiative  of the Applied Physics Laboratory, Johns
                                (a private foundation      Hopkins University. Until 2003, Mr. Curtis was
                                dealing with national      a Member of the Electric Power Research
                                security issues) and       Institute Advisory Council and the University
                                serves as Senior Advisor   of Chicago Board of Governors for Argonne
                                to the United Nations      National Laboratory. Prior to 2002, Mr. Curtis
                                Foundaton. From August     was a Member of the Board of Directors of the
                                1997 to December 1999,     Gas Technology Institute and the Board of
                                Mr. Curtis was a partner   Directors of the Environment and Natural
                                at Hogan & Hartson         Resources Program Steering Committee, John F.
                                L.L.P., a Washington, DC   Kennedy School of Government, Harvard
                                law firm.                  University. Until 2001, Mr. Curtis was a Member
                                                           of the Department of Defense Policy Board and
                                                           Director of EG&G Technical Services, Inc.
                                                           (a fossil energy research and development
                                                           support company).
-----------------------------------------------------------------------------------------------------------
Myra R. Drucker                 Until August 31, 2004,     Vice Chair of the Board of Trustees of Sarah
(1/16/48), Trustee since 2004   Ms. Drucker was Managing   Lawrence College. She is a Trustee of Commonfund
                                Director and a member of   (a not-for-profit firm specializing in asset
                                the Board of Directors     management for educational endowments and
                                of General Motors Asset    foundations) and a member of the Investment
                                Management and Chief       Committee of the Kresge Foundation (a charitable
                                Investment Officer of      trust). She is also Chair of the New York Stock
                                General Motors Trust       Exchange (NYSE) Pension Managers Advisory
                                Bank. Prior to 2001,       Committee and a member of the Executive
                                she served as Chief        Committee of the Committee on Investment of
                                Investment Officer of      Employee Benefit Assets.  Until August 2001,
                                Xerox Corporation (a       Ms. Drucker served as a member of the NYSE
                                technology and service     Corporate Accountability and Listing Standards
                                company in the document    Committee and the NYSE/NASD IPO Advisory
                                industry).                 Committee.
-----------------------------------------------------------------------------------------------------------
John A. Hill                    Vice Chairman, First       Director of Devon Energy Corporation,
(1/31/42),                      Reserve Corporation (a     TransMontaigne Oil Company, Continuum
Trustee since 1985 and          private equity buyout      Health Partners of New York and various
Chairman since 2000             firm that specializes      private companies controlled by First
                                in energy investments      Reserve Corporation, as well as a Trustee
                                in the diversified         of TH Lee Putnam Investment Trust (a
                                world-wide energy          closed-end investment company advised by an
                                industry).                 affiliate of Putnam Management).  He is also
                                                           a Trustee of Sarah Lawrence College.
-----------------------------------------------------------------------------------------------------------
Ronald J. Jackson               Private investor.          President of the Kathleen and Ronald J. Jackson
(12/17/43),                                                Foundation (a charitable trust).  He is also
Trustee since 1996                                         a Member of the Board of Overseers of WGBH (a
                                                           public television and radio station) as well as
                                                           a Member of the Board of Overseers of the
                                                           Peabody Essex Museum.
-----------------------------------------------------------------------------------------------------------
Paul L. Joskow (6/30/47),       Elizabeth and James        Director of National Grid Transco (a UK-based
Trustee since 1997              Killian Professor of       holding company with interests in electric and
                                Economics and Management   gas transmission and distribution and
                                and Director of the        telecommunications infrastructure) and
                                Center for Energy and      TransCanada Corporation (an energy company
                                Environmental Policy       focused on natural gas transmission and power
                                Research at the            services). He also serves on the board of the
                                Massachusetts Institute    Whitehead Institute for Biomedical Research
                                of Technology.             (a non-profit research institution) and has
                                                           been President of the Yale University Council
                                                           since 1993. Prior to February 2002, he was a
                                                           Director of State Farm Indemnity Company (an
                                                           automobile insurance company), and prior to
                                                           March 2000, he was a Director of New England
                                                           Electric System (a public utility holding
                                                           company).
-----------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan             Partner in Cambus-Kenneth  Lead Director of Northeast Utilities and is a
(2/25/38), Trustee              Farm (thoroughbred horse   Director of Talbots, Inc. (a distributor of
since 1992                      and cattle breeding).      women's apparel). She is a Trustee of National
                                She is President Emeritus  Trust for Historic Preservation, of Centre
                                of Mount Holyoke College.  College and of Midway College (in Midway,
                                                           Kentucky). She is also a Member of The Trustees
                                                           of Reservations. Prior to 2001, Dr. Kennan
                                                           served on the oversight committee of the Folger
                                                           Shakespeare Library. Prior to September 2000,
                                                           she was a Director of Chastain Real Estate;
                                                           prior to June 2000, she was a Director of Bell
                                                           Atlantic Corp.; and prior to November 1999,
                                                           she was a Director of Kentucky Home Life
                                                           Insurance Co.
-----------------------------------------------------------------------------------------------------------
John H. Mullin, III             Chairman and CEO of        Director of The Liberty Corporation (a
(6/15/41), Trustee              Ridgeway Farm (a limited   broadcasting company), Progress Energy, Inc. (a
since 1997                      liability company engaged  utility company, formerly known as Carolina
                                in timber and farming).    Power & Light) and Sonoco Products, Inc. (a
                                                           packaging company).  Mr. Mullin is Trustee
                                                           Emeritus of The National Humanitites Center and
                                                           Washington & Lee University, where he served as
                                                           Chairman of the Investment Committee. Until
                                                           February 2004 and May 2001, he was a Director
                                                           of Alex Brown Realty, Inc. and Graphic
                                                           Packaging International Corp., respectively.
-----------------------------------------------------------------------------------------------------------
Robert E. Patterson             Senior Partner of Cabot    Chairman of the Joslin Diabetes Center and a
(3/15/45), Trustee              Properties, L.P. and       Director of Brandywine Trust Company. Prior to
since 1984                      Chairman of Cabot          June 2003 and December 2001, Mr. Patterson
                                Properties, Inc. (a        served as a Trustee of Sea Education Association
                                private equity firm        and Cabot Industrial Trust, respectively.
                                specializing in real
                                estate investments).
                                Prior to December 2001,
                                he was President of Cabot
                                Industrial Trust (a
                                publicly traded real
                                estate investment
                                trust).
-----------------------------------------------------------------------------------------------------------
W. Thomas Stephens              Serves on a number         Director of Xcel Energy Incorporated (a public
(9/2/42), Trustee               of corporate boards.       utility company) and TransCanada Pipelines
since 1997                                                 Limited. Until 2004, Mr. Stephens was a Director
                                                           of Qwest Communications and Norske Canada, Inc.
                                                           (a paper manufacturer).  Until 2003, Mr.
                                                           Stephens was a Director of Mail-Well, Inc. (a
                                                           diversified printing company). Prior to July
                                                           2001, Mr. Stephens was Chairman of Mail-Well;
                                                           and prior to October 1999, he was CEO of
                                                           MacMillan-Bloedel, Ltd. (a forest products
                                                           company).
-----------------------------------------------------------------------------------------------------------
Richard B. Worley               Managing Partner,          Member, Executive Committee of University of
(11/15/45), Trustee             Permit Capital LLC.        Pennsylvania Medical Center; Trustee, The
since 2004                                                 Robert Wood Johnson Foundation; Director, The
                                                           Colonial Williamsburg Foundation.
-----------------------------------------------------------------------------------------------------------

Interested Trustees
-----------------------------------------------------------------------------------------------------------
*Charles E. Haldeman, Jr.       President and Chief        Trustee of Dartmouth College and Emeritus
(10/29/48), Trustee since 2004  Executive Officer of       Trustee of Abington Memorial Hospital.
                                Putnam, LLC ("Putnam
                                Investments"). Member of
                                Putnam Investments'
                                Executive Board of
                                Directors and Advisory
                                Council.  Prior to
                                November 2003, Mr.
                                Haldeman served as Co-Head
                                of Putnam Investments'
                                Investment Division. Prior
                                to joining Putnam
                                Investments in 2002, he
                                served as Chief Executive
                                Officer of Delaware
                                Investments and President
                                and Chief Operating
                                Officer of United Asset
                                Management.
-----------------------------------------------------------------------------------------------------------
*George Putnam III              President of New           Director of The Boston Family Office, L.L.C.
(8/10/51), Trustee              Generation Research, Inc.  (a registered investment advisor), and a Trustee
since 1984 and                  (a publisher of financial  of St. Mark's School and Shore Country Day School.
President since                 advisory and other         Until 2002, Mr. Putnam was a Trustee of the Sea
2000                            research services) and     Education Association.
                                of New Generation
                                Advisers, Inc. (a
                                registered investment
                                adviser to private funds).
                                Both firms he founded
                                in 1986.
-----------------------------------------------------------------------------------------------------------
*A.J.C. Smith                   Chairman of Putnam         Director of Trident Corp. (a limited partnership
(4/13/34), Trustee              Investments and Director   with over thirty institutional investors).  He
since 1986                      of and Consultant to       is also a Trustee of the Carnegie Hall Society,
                                Marsh & McLennan           the Educational Broadcasting Corporation and the
                                Companies, Inc. Prior      National Museums of Scotland.  He is Chairman of
                                to May 2000 and November   the Central Park Conservancy and a Member of the
                                1999, Mr. Smith was        Board of Overseers of the Joan and Sanford I.
                                Chairman and CEO,          Weill Graduate School of Medical Sciences of
                                respectively, of Marsh     Cornell University.
                                & McLennan Companies, Inc.
-----------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA
  02109.  As of December 31, 2003, there were 101 Putnam funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the funds, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the funds, Putnam Management, Putnam Retail
  Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh
  & McLennan Companies, Inc. Mr. Haldeman is the Chief Executive Officer of
  Putnam Investments. He was elected to the Board of Trustees after December 31,
  2003. Mr. Putnam, III is the President of each fund and each of the other
  Putnam funds. Mr. Smith is Chairman of Putnam Investments and serves as Director of and Consultant to Marsh & McLennan Companies, Inc.




Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

-----------------------------------------------------------------------------------------------------------
Name, Address (1), Date of
Birth, Position(s) Held       Length of service with
with Fund                     the Putnam Funds           Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------
Charles E. Porter             Since 1989                 Managing Director, Putnam Investments and
(7/26/38), Executive                                     Putnam Management.
Vice President, Associate
Treasurer and Principal
Executive Officer
-----------------------------------------------------------------------------------------------------------
Jonathan S. Horwitz           Since 2004                 Managing Director, Putnam Investments.
(6/4/55), Senior Vice
President and Treasurer
-----------------------------------------------------------------------------------------------------------
Steven D. Krichmar            Since 2002                 Senior Managing Director, Putnam Investments.
(6/27/58), Vice President                                Prior to 2001, Mr. Krichmar was a partner at
and Principal Financial                                  PricewaterhouseCoopers LLP.
Officer
-----------------------------------------------------------------------------------------------------------
Michael T. Healy              Since 2000                 Managing Director, Putnam Investments.
(1/24/58), Assistant
Treasurer and Principal
Accounting Officer
-----------------------------------------------------------------------------------------------------------
Beth S. Mazor                 Since 2002                 Senior Vice President, Putnam Investments.
(4/6/58), Vice President
-----------------------------------------------------------------------------------------------------------
Daniel T. Gallagher           Since 2004                 Vice President, Putnam Investments. Prior to 2004,
(2/27/62), Vice President                                Mr. Gallagher was an attorney for Ropes & Gray
and Legal and Compliance                                 LLP; prior to 2000, he was a law clerk for the
Liaison Officer                                          Massachusetts Supreme Judicial Court.
-----------------------------------------------------------------------------------------------------------
Mark C. Trenchard             Since 2002                 Senior Vice President, Putnam Investments.
(6/5/62), Vice President
and BSA Compliance Officer
-----------------------------------------------------------------------------------------------------------
Francis J. McNamara, III      Since 2004                 Senior Managing Director, Putnam Investments,
(8/19/55), Vice President                                Putnam Management and Putnam Retail Management.
and Chief Legal Officer                                  Prior to 2004, Mr. McNamara was General Counsel
                                                         of State Street Research & Management Company.
-----------------------------------------------------------------------------------------------------------
Charles A. Ruys de Perez      Since 2004                 Managing Director, Putnam Investments.
(6/17/57), Vice President
and Chief Compliance
Officer
-----------------------------------------------------------------------------------------------------------
James P. Pappas               Since 2004                 Managing Director, Putnam Investments and Putnam
(2/24/53), Vice President                                Management. During 2002, Mr. Pappas was Chief
                                                         Operating Officer of Atalanta/Sosnoff Management
                                                         Corporation. Prior to 2001, he was President and
                                                         Chief Executive Officer of UAM Investment
                                                         Services, Inc.
-----------------------------------------------------------------------------------------------------------
Richard S. Robie, III         Since 2004                 Senior Managing Director, Putnam Investments,
(3/30/60), Vice President                                Putnam Management and Putnam Retail Management.
                                                         Prior to 2003, Mr. Robie was Senior Vice President
                                                         of United Asset Management Corporation.
-----------------------------------------------------------------------------------------------------------
Judith Cohen                  Since 1993                 Clerk and Assistant Treasurer, The Putnam Funds.
(6/7/45), Clerk and
Assistant Treasurer
-----------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Committees of the Board of Trustees

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent registered public accounting firms and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent registered public accounting firms, including their independence. The members of the Committee include only Trustees who are not "interested persons" of the funds or Putnam Management. Each member of the Committee is "independent" as defined in Sections 303.01(B)(2)(a) and
(3) of the listing standards of the New York Stock Exchange and as defined in Section 121(A) of the listing standards of the American Stock Exchange. The Trustees have adopted a written charter for the Committee. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7, and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Audit and Pricing Committee currently consists of Drs. Joskow (Chairperson) and Kennan, and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and makes recommendations to the Board as appropriate. The Committee consists only of Trustees who are not "interested persons" of the funds or Putnam Management. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders. The Board Policy and Nominating Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson. The Board Policy and Nominating Committee will consider nominees for trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the fund's proxy statement and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities. The Committee also reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service, and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, this Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Investment Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to the Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Investment Management and its affiliates or where Putnam Investment Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements that it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products, and proposed structural changes to existing funds. The Committee is comprised exclusively of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson, and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and the management of the closed-end funds. In regard to distributions, the Committee approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. This Committee also meets regularly with representatives of Putnam Investments to review distribution levels and the funds' distribution policies. Its oversight of the closed-end funds includes (i) investment performance, (ii) trading activity, (iii) determinations with respect to sunroof provisions, (iv) disclosure practices, and (v) the use of leverage. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to insure coordination of all efforts between the Trustees and Putnam Investments on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairman), Jackson, and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Investment Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson), and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam, and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Each fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Putnam Management and its affiliates

Putnam Management is one of America's oldest and largest money management firms. Putnam Management's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investment Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust), Putnam Investments Limited (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC, which generally conducts business under the name Putnam Investments, is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Trustees and officers of the funds who are also officers of Putnam Management or its affiliates or who are stockholders of Marsh & McLennan Companies, Inc. will benefit from the advisory fees, sales commissions, distribution fees, custodian fees and transfer agency fees paid or allowed by each fund.

The Management Contract

Under a Management Contract between each fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. Subject to the control of the Trustees and under a Management Contract for each fund, Putnam Management also manages, supervises and conducts the other affairs and business of each fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause a fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management's compensation under the Management Contract, see "Charges and expenses." Putnam Management's compensation under the Management Contract may be reduced in any year if a fund's expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if a fund has a distribution plan, payments made under such plan.

Under the Management Contract, Putnam Management may reduce its compensation to the extent that a fund's expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management's compensation, expenses of a fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation from time to time in effect are described in the Prospectus.

In addition to the fee paid to Putnam Management, each fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for each fund's most recent fiscal year is included in "Charges and Expenses." Putnam Management pays all other salaries of officers of each fund. Each fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. Each fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders.

The Management Contract provides that Putnam Management shall not be subject to any liability to a fund or to any shareholder of a fund for any act or omission in the course of or connected with rendering services to a fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of each fund, or by Putnam Management, on 30 days' written notice. It may be amended only by a vote of the shareholders of a fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or the applicable fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

In considering the Management Contract, the Trustees consider numerous factors they believe to be relevant, including the advisor's research and decision-making processes, the methods adopted to assure compliance with the fund's investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the fund; the education, experience and number of advisory personnel; the level of skill and effort required to manage a fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor's profitability; the financial condition and stability of the advisor; the advisor's trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars; and a fund's total return performance compared with its peers. Putnam has established several management fee categories to fit the particular characteristics of different types of funds.

The nature and complexity of international and global funds generally makes these funds more research intensive than funds that invest mainly in U.S. companies, due to the greater difficulty of obtaining information regarding the companies in which a fund invests, and the governmental, economic and market conditions of the various countries outside of the U.S. In addition, trade execution and settlement may be more costly than in the U.S.

Conversely, the research intensity for a U.S. money market or bond fund is typically less than for a international or global fund or a U.S. equity fund due to the more ready availability of information regarding the issuer, the security, the accessibility of the trading market and the typically lower trading and execution costs. See "Portfolio Transactions - Brokerage and Research Services."

The Sub-Manager

Putnam Investments Limited ("PIL"), a wholly-owned subsidiary of The Putnam Advisory Company, LLC and an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of each fund as determined by Putnam Management from time to time. PIL may serve as sub-manager pursuant to the terms of a sub-management agreement between Putnam Management and PIL. PIL's address is Cassini House, 57-59 St James's Street, London, England, SW1A 1LD.

Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of each fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for each fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, each fund or any shareholder of each fund for any act or omission in the course of or connected with rendering services to each fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to each fund without penalty by vote of the Trustees or the shareholders of each fund, or by PIL or Putnam Management, on 30 days' written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not "interested persons" of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not "interested persons" of Putnam Management or each fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940.

The Administrative Services Contract

High Income Opportunities Trust pays Putnam Management a quarterly administrative service fee at the annual rate of 0.25% of its average net asset value pursuant to an Administrative Services Contract between the fund and Putnam Management. Under the terms and conditions of the Administrative Services Contract, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

Portfolio Transactions

Investment decisions. Investment decisions for a fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Putnam Management's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and research services. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. Each fund pays commissions on certain securities traded in the over-the-counter markets. In underwritten offerings, the price paid by a fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt securities and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions. See "Charges and expenses" for information concerning commissions paid by each fund.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as economic analysis, investment research and database services, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, performance measurement services, subscriptions, pricing services, quotation services, news services and computer equipment (investment-related hardware and software) utilized by Putnam Management's managers and analysts. Where the services referred to above are used by Putnam Management not exclusively for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. The management fee paid by a fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

Putnam Management places all orders for the purchase and sale of portfolio investments for each fund and buys and sells investments for each fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind each fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause a fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934
Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause a fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the funds to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of each fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Personal Investments by Employees of Putnam Management and Officers and Trustees of the Funds

Employees of Putnam Management and officers and Trustees of the funds are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management (The Putnam Investments' Code of Ethics) and by the funds (the Putnam Funds' Code of Ethics). The Putnam Investments' Code of Ethics and the Putnam Funds' Code of Ethics, in accordance with Rule 17j-1 of the Investment Company Act of 1940, as amended, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments' Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the funds. However, the Putnam Investments' Code, consistent with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing and requirements established by Rule 17j-1, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds' Code of Ethics incorporates and applies the restrictions of Putnam Investments' Code of Ethics to officers and Trustees of the funds who are affiliated with Putnam Investments. The Putnam Funds' Code does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the funds; however, the Putnam Funds' Code regulates the personal securities transactions of unaffiliated Trustees of the funds, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The funds' Trustees, in compliance with Rule 17j-1, approved Putnam Investments' and the Putnam Funds' Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics. You may review and copy the Codes of Ethics at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access this information on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

Investor Servicing Agent and Custodian

Putnam Investor Services, a division of Putnam Fiduciary Trust Company ("PFTC"), is the funds' investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by each fund as an expense of each fund's shareholders. The fee paid to Putnam Investor Services is determined on the basis of the number of shareholder accounts and the assets of each fund.

PFTC is the custodian of each fund's assets. In carrying out its duties under its custodian contract, PFTC may employ one or more subcustodians whose responsibilities include safeguarding and controlling each fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each fund's investments. PFTC and any subcustodians employed by it have a lien on the securities of each fund (to the extent permitted by each fund's investment restrictions) to secure charges and any advances made by such subcustodians at the end of any day for the purpose of paying for securities purchased by a fund. Each fund expects that such advances will exist only in unusual circumstances. Neither PFTC nor any subcustodian determines the investment policies of each fund or decides which securities each fund will buy or sell. PFTC pays the fees and other charges of any subcustodians employed by it. Each fund pays PFTC an annual fee based on each fund's assets, securities transactions and securities holdings and reimburses PFTC for certain out-of-pocket expenses incurred by it or any subcustodian employed by it in performing custodial services.

Each fund may from time to time pay custodial or investor servicing agent expenses in full or in part through the placement by Putnam Management of each fund's portfolio transactions with the subcustodians or with a third party broker having an agreement with the subcustodians. See "Charges and expenses" for information on fees and reimbursements for investor servicing and custody received by PFTC. The fees may be reduced by credits allowed by PFTC.

Counsel to the Funds and the Independent Trustees

Ropes & Gray LLP serves as counsel to the funds and the independent Trustees, and is located at One International Place, Boston,
Massachusetts 02110.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds' portfolios. The proxy voting guidelines summarize the funds' positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues.
The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds' proxy coordinator in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds' proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC's Web site at www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for High Income Bond Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for High Income Bond Fund. KPMG LLP, 99 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for High Income Opportunities Trust, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for High Income Opportunities Trust. The following documents are incorporated by reference into this Statement of Additional Information: (1) the Report of Independent Registered Public Accounting Firm and financial statements included in High Income Bond Fund's Annual Report for the fiscal year ended August 31, 2004, filed electronically on October 27, 2004 (File No. 811-05133), (ii) the Report of Independent Registered Public Accounting Firm and financial statements included in High Income Opportunities Trust's Annual Report for the fiscal year ended February 29, 2004, filed electronically on May 4, 2004 (File No. 811-07253) and (iii) the unaudited financial highlights and financial statements included in High Income Opportunities Trust's Semi-Annual Report for the six months ended August 31, 2004, filed electronically on October 27, 2004 (File No. 811-07253). The audited financial statements for High Income Bond Fund and High Income Opportunities Trust incorporated by reference into this Statement of Additional Information have been so included and incorporated in reliance upon the reports of PricewaterhouseCoopers LLP and KPMG LLP, respectively, given on their authority as experts in auditing and accounting.


Putnam High Income Opportunities Trust

and

Putnam High Income Bond Fund

Proforma Combining Financial Statements
(Unaudited)

The accompanying unaudited proforma combining investment portfolio and statement of assets and liabilities assumes that the exchange described in the next paragraph occurred as of August 31, 2004 and the unaudited proforma combining statement of operations for the twelve months ended August 31, 2004 presents the results of operations of Putnam High Income Bond Fund as if the combination with Putnam High Income Opportunities Trust had been consummated at September 1, 2003. The proforma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at September 1, 2003. These historical statements have been derived from Putnam High Income Bond Fund's and Putnam High Income Opportunities Trust's books and records utilized in calculating daily net asset value at August 31, 2004, and for the twelve month period then ended.

The proforma statements give effect to the proposed transfer of all of the assets of Putnam High Income Opportunities Trust to Putnam High Income Bond Fund in exchange for the assumption by Putnam High Income Bond Fund of all of the liabilities of Putnam High Income Opportunities Trust and for a number of Putnam High Income Bond Fund's shares equal in value to the value of the net assets of Putnam High Income Opportunities Trust transferred to Putnam High Income Bond Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Putnam High Income Bond Fund for pre-combination periods will not be restated. The proforma statement of operations does not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization.

The unaudited proforma combining statements should be read in conjunction with the separate financial statements of Putnam High Income Bond Fund and Putnam High Income Opportunities Trust incorporated by reference in this statement of additional information.


                                                                                    Putnam High Income Bond Fund
Pro Forma Combining                                                                         (Unaudited)
Statement of Assets and Liabilities
8/31/04

                                                                 Putnam             Putnam High
                                                            High Income Bond    Income Opportunities    Pro Forma        Pro Forma
                                                                  Fund                 Fund            Adjustments        Combined
----------------------------------------------------------------------------------------------------------------------------------
Assets
  Investments in securities, at value
    Unaffiliated issuers                                      $113,770,037          $72,981,007      $(151,980) b     $186,599,064
    Affiliated issuers                                           5,733,235            3,322,849                          9,056,084
  Cash                                                                 250                   --                                250
  Dividends, interest and other receivables                      1,295,091              826,029                          2,121,120
  Receivable for securities sold                                    24,750               17,686        151,980  b          194,416
  Receivable for closed forward currency contracts                     177                  110                                287

  Total assets                                                 120,823,540           77,147,681                        197,971,221

Liabilities
  Payable to subcustodian                                               --                  549                               549
  Distributions payable to shareholders                            637,999              375,035                         1,013,034
  Payable for securities purchased                               1,233,298              782,207                         2,015,505
  Payable for compensation of Manager                              220,347              250,662                           471,009
  Payable for investor servicing and custodian fees                 35,843               26,266                            62,109
  Payable for Trustee compensation and expenses                     31,887               27,899                            59,786
  Payable for administrative services                                  781                  524                             1,305
  Payable for open forward currency contracts                        1,399                  909                             2,308
  Payable for closed forward currency contracts                        334                  213                               547
  Collateral on securities loaned, at value                      2,866,478            2,626,461                         5,492,939
  Other accrued expenses                                            18,805               31,766        103,933  B         154,504

  Total liabilities                                              5,047,171            4,122,491        103,933          9,273,595

  Net assets                                                  $115,776,369          $73,025,190       (103,933)      $188,697,626

Represented by
Paid-in capital (unlimited shares authorized)                 $129,480,103          $92,492,827                      $221,972,930
Undistributed (distributions in excess of) net investment income   449,705              (25,605)      (103,933) B         320,167
Accumulated net realised loss on investments and foreign
    currency transactions                                      (19,353,493)         (21,932,968)      (308,364) b     (41,594,825)
Net unrealized appreciation of investments and assets and
    liabilities in foreign currencies                            5,200,054            2,490,936        308,364  b       7,999,354
Total - Representing net assets applicable to capital
         shares outstanding                                   $115,776,369          $73,025,190       (103,933)      $188,697,626

  Common Shares
    Net assets                                                $115,776,369          $73,025,190       (103,933) B    $188,697,626
    Shares outstanding                                          13,825,527            3,712,567      5,002,862  C      22,540,956
    Net asset value per share                                        $8.37               $19.67                             $8.37

  Cost of investments
    Unaffiliated issuers                                      $108,568,545          $70,489,146      $(460,344) b    $178,597,347
    Affiliated issuers                                           5,733,235            3,322,849                         9,056,084
  Value of securities on loan                                    2,734,371            2,536,886                         5,271,257



(B) $89,244 relates to proxy costs, which will be borne by Putnam High
    Income Bond Fund and Putnam High Income Opportunities Trust. $9,184 relates to SEC registration fees that will be borne by Putnam High Income Bond Fund. The remaining $102,000 consists of $75,000 of legal costs and $27,000 of accounting costs. These are related merger costs which will be allocated ratably between the two funds upon consummation of the merger.
    As set forth in the Agreement, Putnam Mangement will bear merger- related costs to the extent that they exceed certain limits specified for each fund. As of August 31, 2004, the costs that Putnam Management is expected to bear based on this Agreement are estimated to be $96,495.

(C) Issuance of common shares of Putnam High Income Bond Fund to the holders of common shares of Putnam High Income Opportunities Trust.

(b) Represents the disposition of holdings that would be sold in order to comply with the compliance guidelines and/or investment restrictions of Putnam High Income Bond Fund.



Proforma Combining
Statement of Operations
Twelve months ended August 31, 2004 (Unaudited)

                                                                  Putnam           Putnam High
                                                                High Income     Income Opportunities    Pro Forma       Pro Forma
                                                                 Bond Fund            Fund             Adjustments       Combined
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest (including interest income of $15,626,
  $8,311 and $23,937 from investments in affiliated
  issuers)                                                      $6,922,317           $4,637,372                       $11,559,689
Dividends                                                        2,214,753            1,388,354                         3,603,107
Securities lending                                                  19,215               11,347                            30,562
Total investment income                                          9,156,285            6,037,073                        15,193,358

Expenses:
Compensation of Manager                                            861,556              985,983        (431,527) A      1,416,012
Investor servicing fees                                             58,227               36,527                            94,754
Custodian fees                                                     135,604              118,689         (64,387) A        189,906
Compensation of Trustees and expenses                               15,052               10,872          (3,666) A         22,258
Administrative Services                                              8,368                5,596                            13,964
Auditing                                                            69,228               43,245         (33,756) A         78,717
Other Expenses                                                     104,719               80,696         (46,384) A        139,031
Fees waived and reimbursed                                          (1,782)              (1,379)                           (3,161)
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                   1,250,972            1,280,229        (579,720)        1,951,481
---------------------------------------------------------------------------------------------------------------------------------
Expense reduction                                                   (1,143)              (2,515)                           (3,658)
---------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                     1,249,829            1,277,714        (579,720)        1,947,823
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                            7,906,456            4,759,359         579,720        13,245,535
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                 5,740,727            3,306,790        (308,364) b      8,739,153
Net realized loss on credit default contracts                           --              (35,662)                          (35,662)
Net realized gain (loss) on foreign currency transactions          (42,751)               6,560                           (36,191)
Net unrealized appreciation of assets and liabilities
in foreign currency during the year                                  2,660                2,435                             5,095
Net unrealized appreciation of investments
and credit default contracts during the year                     2,949,166            1,827,680         308,364  b      5,085,210
---------------------------------------------------------------------------------------------------------------------------------
Net gain on investments                                          8,649,802            5,107,803                        13,757,605
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                      $16,556,258           $9,867,162        $579,720       $27,003,140
---------------------------------------------------------------------------------------------------------------------------------


(A) Elimination and reduction of duplicative expenses as a result of the merger.

(b) Represents the disposition of holdings that would be sold in order to comply with the compliance guidelines and/or investment restrictions of Putnam High Income Bond Fund.



The Proforma Combining Investment Portfolio Putnam High Income Bond and Putnam High Income Opportunities Trust

August 31, 2004 (unaudited)
                                                                    Putnam
                                            Putnam                High Income
                                          High Income            Opportunities             Proforma                Proforma
                                           Bond Fund                 Trust                Adjustment               Combined

Corporate bonds and notes (a)                      42.30%                  43.20%                                          42.70%
---------------------------------------------------------------------------------------------------------------------------------
                                    Principal               Principal               Principal               Principal
Principal amount                       amount       Value      amount       Value      amount       Value      amount       Value
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials                                      4.9%                    4.9%                                            4.9%
---------------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated Finance
LP company guaranty
7 7/8s, 2009                           $1,000      $1,050      $1,000      $1,050                              $2,000      $2,100
Acetex Corp. sr. notes 10
7/8s, 2009 (Canada)                   105,000     115,500      55,000      60,500                             160,000     176,000
AK Steel Corp. company
guaranty 7 7/8s, 2009                 110,000     106,150      51,000      49,215                             161,000     155,365
AK Steel Corp. company
guaranty 7 3/4s, 2012                  10,000       9,400      10,000       9,400                              20,000      18,800
Armco, Inc. sr. notes 8 7/8s,
2008                                   40,000      39,600      40,000      39,600                              80,000      79,200
Avecia Group PLC company
guaranty 11s, 2009 (United
Kingdom)                               30,000      24,000      15,000      12,000                              45,000      36,000
BCP Caylux Holdings
Luxembourg SCA 144A sr. sub.
notes 9 5/8s, 2014
(Luxembourg)                          160,000     171,800     100,000     107,375                             260,000     279,175
Century Aluminum Co. 144A
company guaranty 7 1/2s, 2014          50,000      51,250      30,000      30,750                              80,000      82,000
Compass Minerals Group, Inc.
company guaranty 10s, 2011            145,000     160,950      90,000      99,900                             235,000     260,850
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon zero %
(12s, 6/1/08), 2013 (STP)              40,000      31,200      25,000      19,500                              65,000      50,700
Compass Minerals
International, Inc. sr. notes
stepped-coupon zero % (12 3/4s,
12/15/07), 2012 (STP)                 110,000      90,200      70,000      57,400                             180,000     147,600
Equistar Chemicals LP notes 8
3/4s, 2009                             87,000      91,568      61,000      64,203                             148,000     155,771
Equistar Chemicals
LP/Equistar Funding Corp.
company guaranty 10 1/8s, 2008        219,000     243,090     133,000     147,630                             352,000     390,720
Georgia-Pacific Corp. bonds 7
3/4s, 2029                             60,000      62,400      35,000      36,400                              95,000      98,800
Georgia-Pacific Corp. company
guaranty 9 3/8s, 2013                 100,000     117,750      65,000      76,538                             165,000     194,288
Georgia-Pacific Corp. debs.
7.7s, 2015                            170,000     189,975     102,000     113,981                             272,000     303,956
Georgia-Pacific Corp. sr.
notes 7 3/8s, 2008                      4,000       4,370          --          --                               4,000       4,370
Gerdau Ameristeel Corp. sr.
notes 10 3/8s, 2011 (Canada)          145,000     164,575      95,000     107,825                             240,000     272,400
Hercules, Inc. company
guaranty 11 1/8s, 2007                198,000     232,650     136,000     159,800                             334,000     392,450
Hercules, Inc. 144A sr. sub.
notes 6 3/4s, 2029                    110,000     109,175      70,000      69,475                             180,000     178,650
Huntsman Advanced Materials,
LLC 144A sec. FRN 10s, 2008            30,000      31,500      20,000      21,000                              50,000      52,500
Huntsman Advanced Materials,
LLC 144A sec. notes 11s, 2010          40,000      45,600      25,000      28,500                              65,000      74,100
Huntsman Co., LLC sr. disc.
notes zero %, 2008                    111,000      66,045      68,000      40,460                             179,000     106,505
Huntsman ICI Chemicals, Inc.
company guaranty 10 1/8s,
2009                                  295,000     303,850     190,000     195,700                             485,000     499,550
Huntsman ICI Holdings sr.
disc. notes zero %, 2009              205,000     104,550     145,000      73,950                             350,000     178,500
Huntsman International, LLC
sr. sub. notes Ser. EXCH, 10
1/8s, 2009                    EUR      10,000      12,254       5,000       6,127                              15,000      18,381
Huntsman, LLC company
guaranty 11 5/8s, 2010          $      90,000     100,800      60,000      67,200                             150,000     168,000
Huntsman, LLC 144A company
guaranty 11 1/2s, 2012                 50,000      51,250      30,000      30,750                              80,000      82,000
Innophos, Inc. 144A sr. sub.
notes 8 7/8s, 2014                     75,000      78,000      45,000      46,800                             120,000     124,800
International Steel Group,
Inc. 144A sr. notes 6 1/2s,
2014                                   70,000      67,550      15,000      14,475                              85,000      82,025
ISP Chemco, Inc. company
guaranty Ser. B, 10 1/4s,
2011                                  170,000     189,125     114,000     126,825                             284,000     315,950
ISP Holdings, Inc. sec. sr.
notes Ser. B, 10 5/8s, 2009                --          --       3,000       3,300                               3,000       3,300
Kaiser Aluminum & Chemical
Corp. sr. notes Ser. B, 10
7/8s, 2006 (In default)
(NON)(b)                               10,000       9,775      10,000       9,775    (10,000)     (9,775)      10,000       9,775
Kaiser Aluminum & Chemical
Corp. sr. sub. notes 12 3/4s,
2003 (In default) (NON)(DEF)          120,000      24,900      85,000      17,638                             205,000      42,538
Lyondell Chemical Co. bonds
11 1/8s, 2012                          10,000      11,375      10,000      11,375                              20,000      22,750
Lyondell Chemical Co. company
guaranty 10 1/2s, 2013                165,000     185,625     105,000     118,125                             270,000     303,750
Lyondell Chemical Co. notes
Ser. A, 9 5/8s, 2007                   70,000      74,813      38,000      40,613                             108,000     115,426
MDP Acquisitions PLC sr.
notes 9 5/8s, 2012 (Ireland)          170,000     191,250     105,000     118,125                             275,000     309,375
MDP Acquisitions PLC sub.
notes 15 1/2s, 2013 (Ireland)
(PIK)                                  53,473      62,029      35,214      40,848                              88,687     102,877
Millennium America, Inc.
company guaranty 9 1/4s, 2008         180,000     196,200     115,000     125,350                             295,000     321,550
Millennium America, Inc. 144A
sr. notes 9 1/4s, 2008                 20,000      21,800      10,000      10,900                              30,000      32,700
Nalco Co. 144A sr. notes 7
3/4s, 2011                    EUR      10,000      12,923       5,000       6,461                              15,000      19,384
Nalco Co. 144A sr. sub. notes
9s, 2013                      EUR      70,000      90,331      45,000      58,070                             115,000     148,401
Nalco Co. 144A sr. sub. notes
8 7/8s, 2013                    $     170,000     183,388     115,000     124,056                             285,000     307,444
Norske Skog Canada, Ltd. sr.
notes 7 3/8s, 2014 (Canada)           160,000     162,800     105,000     106,838                             265,000     269,638
PCI Chemicals Canada sec. sr.
notes 10s, 2008 (Canada)               75,504      73,616      73,318      71,485                             148,822     145,101
Pioneer Companies, Inc. sec.
FRN 5.086s, 2006                       23,909      22,594      23,216      21,939                              47,125      44,533
Potlatch Corp. company
guaranty 10s, 2011                    128,000     144,640      92,000     103,960                             220,000     248,600
Resolution Performance
Products, LLC sr. notes 9
1/2s, 2010                             10,000      10,425      10,000      10,425                              20,000      20,850
Rhodia SA unsub. notes 10
1/4s, 2010 (France)                    90,000      91,800      60,000      61,200                             150,000     153,000
SGL Carbon SA 144A sr. notes
8 1/2s, 2012 (Luxembourg)     EUR      65,000      81,035      40,000      49,868                             105,000     130,903
Jefferson Smurfit Corp.
company guaranty 7 1/2s, 2013   $      90,000      94,050      60,000      62,700                             150,000     156,750
Steel Dynamics, Inc. company
guaranty 9 1/2s, 2009                 125,000     138,125      55,000      60,775                             180,000     198,900
Sterling Chemicals, Inc. sec.
notes 10s, 2007 (PIK)                      --          --      17,046      16,023                              17,046      16,023
Stone Container Corp. sr.
notes 9 3/4s, 2011                    120,000     134,100      50,000      55,875                             170,000     189,975
Stone Container Corp. sr.
notes 8 3/8s, 2012                     45,000      49,500      50,000      55,000                              95,000     104,500
Stone Container Finance 144A
company guaranty 7 3/8s, 2014
(Canada)                               25,000      25,813      15,000      15,488                              40,000      41,301
Tembec Industries, Inc.
company guaranty 8 5/8s, 2009
(Canada)                                   --          --       3,000       3,128                               3,000       3,128
Ucar Finance, Inc. company
guaranty 10 1/4s, 2012                200,000     227,000      85,000      96,475                             285,000     323,475
United Agri Products 144A sr.
notes 8 1/4s, 2011                     55,000      59,125      35,000      37,625                              90,000      96,750
United States Steel Corp. sr.
notes 9 3/4s, 2010                    172,000     193,500     107,000     120,375                             279,000     313,875
Wheeling-Pittsburgh Steel
Corp. sr. notes 6s, 2010                6,000       4,200       6,000       4,200                              12,000       8,400
Wheeling-Pittsburgh Steel
Corp. sr. notes 5s, 2011               11,665       8,165      11,665       8,166                              23,330      16,331
WHX Corp. sr. notes 10 1/2s,
2005                                   20,000      19,000      20,000      19,000                              40,000      38,000
                                             ------------            ------------            ------------            ------------
                                                5,671,074               3,579,510                                       9,240,809

Capital Goods                                        3.8%                    4.0%                                            3.9%
---------------------------------------------------------------------------------------------------------------------------------
AEP Industries, Inc. sr. sub.
notes 9 7/8s, 2007                     95,000      97,375      58,000      59,450                             153,000     156,825
AGCO Corp. company guaranty 9
1/2s, 2008                            190,000     205,675     120,000     129,900                             310,000     335,575
Air2 US 144A sinking fund
Ser. D, 12.266s, 2020
(In default) (NON) (b)                 96,410           1      96,410           1    (96,410)         (1)      96,410           1
Allied Waste North America,
Inc. company guaranty
Ser. B, 8 1/2s, 2008                  177,000     194,258     116,000     127,310                             293,000     321,568
Allied Waste North America,
Inc. company guaranty
Ser. B, 7 5/8s, 2006                  120,000     125,850     110,000     115,363                             230,000     241,213
Allied Waste North America,
Inc. sec. notes 6 1/2s, 2010           75,000      75,000      45,000      45,000                             120,000     120,000
Argo-Tech Corp. 144A sr.
notes 9 1/4s, 2011                     90,000      94,950      60,000      63,300                             150,000     158,250
BE Aerospace, Inc. sr. notes
8 1/2s, 2010                           30,000      32,400      20,000      21,600                              50,000      54,000
BE Aerospace, Inc. sr. sub.
notes 9 1/2s, 2008                     85,000      86,700      40,000      40,800                             125,000     127,500
BE Aerospace, Inc. sr. sub.
notes Ser. B, 8 7/8s, 2011              2,000       1,950       4,000       3,900                               6,000       5,850
BE Aerospace, Inc. sr. sub.
notes Ser. B, 8s, 2008                 40,000      38,950      30,000      29,213                              70,000      68,163
Berry Plastics Corp. company
guaranty 10 3/4s, 2012                 15,000      16,838       8,000       8,980                              23,000      25,818
Blount, Inc. company guaranty
13s, 2009                             105,000     111,956      68,000      72,505                             173,000     184,461
Blount, Inc. company guaranty
7s, 2005                               50,000      51,750      31,000      32,085                              81,000      83,835
Blount, Inc. sr. sub. notes 8
7/8s, 2012                             60,000      62,700      40,000      41,800                             100,000     104,500
Browning-Ferris Industries,
Inc. debs. 7.4s, 2035                  40,000      35,600      25,000      22,250                              65,000      57,850
Browning-Ferris Industries,
Inc. sr. notes 6 3/8s, 2008            40,000      40,600      30,000      30,450                              70,000      71,050
Crown Holdings SA bonds 10
1/4s, 2011 (France)           EUR      10,000      13,761       5,000       6,881                              15,000      20,642
Crown Holdings SA notes 10
7/8s, 2013 (France)             $     250,000     290,625      90,000     104,625                             340,000     395,250
Crown Holdings SA notes 9
1/2s, 2011 (France)                    60,000      66,600     100,000     111,000                             160,000     177,600
Decrane Aircraft Holdings Co.
company guaranty 17s, 2008            119,000      45,220     119,000      45,220                             238,000      90,440
Earle M. Jorgensen Co. sec.
notes 9 3/4s, 2012                    109,000     120,990      90,000      99,900                             199,000     220,890
FIMEP SA sr. notes 10 1/2s,
2013 (France)                          95,000     109,725      45,000      51,975                             140,000     161,700
Flender Holdings 144A sr.
notes 11s, 2010 (Germany)     EUR      50,000      69,291      30,000      41,575                              80,000     110,866
Flowserve Corp. company
guaranty 12 1/4s, 2010          $      78,000      88,530      51,000      57,885                             129,000     146,415
Hexcel Corp. sr. sub. notes 9
3/4s, 2009                            130,000     136,825      85,000      89,463                             215,000     226,288
Impress Metal Packaging
Holding NV sr. sub. notes
9 7/8s, 2007 (Netherlands)    DEM      10,000       6,197       5,000       3,099                              15,000       9,296
Impress Metal Packaging
Holding NV sr. sub. notes
9 7/8s, 2007 (Netherlands)    EUE      95,000      58,873      60,000      37,183                             155,000      96,056
Invensys, PLC notes 9 7/8s,
2011 (United Kingdom)           $     105,000     106,575      65,000      65,975                             170,000     172,550
K&F Industries, Inc. sr. sub.
notes Ser. B, 9 5/8s, 2010             70,000      77,525      45,000      49,838                             115,000     127,363
K&F Industries, Inc. sr. sub.
notes Ser. B, 9 1/4s, 2007             16,000      16,520      12,000      12,390                              28,000      28,910
L-3 Communications Corp.
company guaranty 7 5/8s, 2012          50,000      54,125      50,000      54,125                             100,000     108,250
L-3 Communications Corp.
company guaranty 6 1/8s, 2013          40,000      39,400      40,000      39,400                              80,000      78,800
Legrand SA debs. 8 1/2s, 2025
(France)                              265,000     288,519     185,000     201,419                             450,000     489,938
Manitowoc Co., Inc. (The)
company guaranty 10 1/2s,
2012                                  117,000     133,380      74,000      84,360                             191,000     217,740
Manitowoc Co., Inc. (The)
company guaranty 10 3/8s,
2011                          EUR      25,000      33,461      20,000      26,769                              45,000      60,230
Manitowoc Co., Inc. (The) sr.
notes 7 1/8s, 2013              $      30,000      30,975      20,000      20,650                              50,000      51,625
Mueller Group, Inc. 144A sec.
FRN 5.89s, 2011                        25,000      25,563      15,000      15,338                              40,000      40,901
Mueller Group, Inc. 144A sr.
sub. notes 10s, 2012                   75,000      80,438      45,000      48,263                             120,000     128,701
Owens-Brockway Glass company
guaranty 8 7/8s, 2009                   5,000       5,438          --          --                               5,000       5,438
Owens-Brockway Glass company
guaranty 8 1/4s, 2013                 145,000     152,975      95,000     100,225                             240,000     253,200
Owens-Brockway Glass company
guaranty 7 3/4s, 2011                  70,000      74,200      45,000      47,700                             115,000     121,900
Owens-Brockway Glass sr. sec.
notes 8 3/4s, 2012                    132,000     146,520      85,000      94,350                             217,000     240,870
Pliant Corp. sec. notes 11
1/8s, 2009                             50,000      53,625      30,000      32,175                              80,000      85,800
Sequa Corp. sr. notes Ser. B,
8 7/8s, 2008                          175,000     188,125     110,000     118,250                             285,000     306,375
Siebe PLC 144A sr. unsub. 6
1/2s, 2010 (United Kingdom)           125,000     112,500      80,000      72,000                             205,000     184,500
Solo Cup Co. sr. sub. notes 8
1/2s, 2014                             75,000      72,750      50,000      48,500                             125,000     121,250
Tekni-Plex, Inc. company
guaranty Ser. B, 12 3/4s,
2010                                   95,000      91,200      60,000      57,600                             155,000     148,800
Tekni-Plex, Inc. 144A sr.
sec. notes 8 3/4s, 2013                65,000      62,400      40,000      38,400                             105,000     100,800
Terex Corp. company guaranty
9 1/4s, 2011                           25,000      28,000      15,000      16,800                              40,000      44,800
Terex Corp. company guaranty
Ser. B, 10 3/8s, 2011                  46,000      51,980      36,000      40,680                              82,000      92,660
Titan Corp. (The) company
guaranty 8s, 2011                      75,000      77,438      55,000      56,788                             130,000     134,226
Trimas Corp. company guaranty
9 7/8s, 2012                           53,000      56,180      31,000      32,860                              84,000      89,040
Vought Aircraft Industries,
Inc. sr. notes 8s, 2011                50,000      49,625      30,000      29,775                              80,000      79,400
                                             ------------            ------------            ------------            ------------
                                                4,388,627               2,897,343                                       7,285,969

Communication Services                               3.3%                    3.4%                                            3.4%
---------------------------------------------------------------------------------------------------------------------------------
Alamosa Delaware, Inc.
company guaranty 11s, 2010             29,000      32,117      25,000      27,688                              54,000      59,805
Alamosa Delaware, Inc.
company guaranty stepped-
coupon zero % (12s, 7/31/05),
2009 (STP)                             29,000      28,855      20,000      19,900                              49,000      48,755
Alamosa Delaware, Inc. sr.
notes 8 1/2s, 2012                     55,000      54,725      35,000      34,825                              90,000      89,550
American Cellular Corp.
company guaranty 9 1/2s, 2009          25,000      20,125      20,000      16,100                              45,000      36,225
American Cellular Corp. sr.
notes Ser. B, 10s, 2011                65,000      52,813      40,000      32,500                             105,000      85,313
American Tower Corp. sr.
notes 9 3/8s, 2009                    230,000     245,525     145,000     154,788                             375,000     400,313
American Tower Corp. 144A sr.
notes 7 1/2s, 2012                     55,000      55,550      35,000      35,350                              90,000      90,900
American Towers, Inc. company
guaranty 7 1/4s, 2011                 100,000     103,500      65,000      67,275                             165,000     170,775
Asia Global Crossing, Ltd.
sr. notes 13 3/8s, 2010
(Bermuda) (In default)
(NON)(b)                               30,000       2,400      30,000       2,400    (30,000)     (2,400)      30,000       2,400
Centennial Cellular Operating
Co. company guaranty
10 1/8s, 2013                         130,000     133,575      85,000      87,338                             215,000     220,913
Cincinnati Bell Telephone Co.
company guaranty 6.3s, 2028            20,000      17,500      15,000      13,125                              35,000      30,625
Cincinnati Bell, Inc. company
guaranty 7 1/4s, 2013                  80,000      75,200      55,000      51,700                             135,000     126,900
Cincinnati Bell, Inc. notes 7
1/4s, 2023                             50,000      43,750      30,000      26,250                              80,000      70,000
Cincinnati Bell, Inc. sr.
sub. notes 8 3/8s, 2014               115,000     101,775      70,000      61,950                             185,000     163,725
Crown Castle International
Corp. sr. notes 9 3/8s, 2011          166,000     191,730     106,000     122,430                             272,000     314,160
Eircom Funding notes 8 1/4s,
2013 (Ireland)                         35,000      37,800      25,000      27,000                              60,000      64,800
Fairpoint Communications,
Inc. sr. sub. notes 12
1/2s, 2010                             50,000      53,500      35,000      37,450                              85,000      90,950
Globix Corp. company guaranty
11s, 2008 (PIK)                        11,436       9,549      11,436       9,549                              22,872      19,098
Inmarsat Finance PLC 144A
company guaranty 7 5/8s, 2012
(United Kingdom)                      140,000     137,200      90,000      88,200                             230,000     225,400
iPCS, Inc. 144A sr. notes 11
1/2s, 2012                             45,000      47,138      25,000      26,188                              70,000      73,326
Level 3 Financing, Inc. 144A
sr. notes 10 3/4s, 2011               110,000      92,950      70,000      59,150                             180,000     152,100
Madison River Capital Corp.
sr. notes 13 1/4s, 2010                95,000     101,412      65,000      69,388                             160,000     170,800
MCI, Inc. sr. notes 7.735s,
2014                                  235,000     217,081     150,000     138,563                             385,000     355,644
MCI, Inc. sr. notes 6.688s,
2009                                  135,000     127,238      85,000      80,113                             220,000     207,351
Nextel Communications, Inc.
sr. notes 9 1/2s, 2011                 53,000      59,890      45,000      50,850                              98,000     110,740
Nextel Communications, Inc.
sr. notes 9 3/8s, 2009                  5,000       5,300       2,000       2,120                               7,000       7,420
Nextel Communications, Inc.
sr. notes 7 3/8s, 2015                230,000     240,350     145,000     151,525                             375,000     391,875
Nextel Communications, Inc.
sr. notes 5.95s, 2014                 155,000     147,250      95,000      90,250                             250,000     237,500
Nextel Partners, Inc. sr.
notes 12 1/2s, 2009                    41,000      47,765      27,000      31,455                              68,000      79,220
Nextel Partners, Inc. sr.
notes 8 1/8s, 2011                    175,000     182,438     115,000     119,888                             290,000     302,326
Qwest Communications
International, Inc. 144A sr.
notes 7 1/2s, 2014                    120,000     106,800      80,000      71,200                             200,000     178,000
Qwest Corp. 144A notes 9
1/8s, 2012                            370,000     396,825     245,000     262,763                             615,000     659,588
Qwest Services Corp. 144A
notes 14 1/2s, 2014                    50,000      59,375      35,000      41,563                              85,000     100,938
Qwest Services Corp. 144A
notes 14s, 2010                        90,000     104,625      60,000      69,750                             150,000     174,375
Rogers Cantel, Ltd. debs. 9
3/4s, 2016 (Canada)                    20,000      23,100      10,000      11,550                              30,000      34,650
Rogers Wireless, Inc. sec.
notes 9 5/8s, 2011
(Canada)                               65,000      73,775      45,000      51,075                             110,000     124,850
Rural Cellular Corp. sr.
notes 9 7/8s, 2010                     35,000      34,738      20,000      19,850                              55,000      54,588
Rural Cellular Corp. sr. sub.
notes Ser. B, 9 5/8s, 2008             45,000      41,850          --          --                              60,000      57,638
SBA Communications Corp. sr.
notes 10 1/4s, 2009                    25,000      26,313      15,000      15,788                              55,000      49,713
SBA Telecommunications
Inc./SBA Communication Corp.
sr. disc. notes
stepped-coupon zero %
(9 3/4s, 12/15/07),                    45,000      35,100      30,000      23,400                              95,000      90,600
TSI Telecommunication
Services, Inc. company
guaranty Ser. B, 12 3/4s, 2009         80,000      88,800      50,000      55,500                             115,000     124,675
UbiquiTel Operating Co. bonds
stepped-coupon zero
% (14s, 4/15/05), 2010 (STP)           52,000      53,300      35,000      35,875                              87,000      89,175
UbiquiTel Operating Co. sr.
notes 9 7/8s, 2011                     50,000      51,250      35,000      35,875                             100,000     102,625
Western Wireless Corp. sr.
notes 9 1/4s, 2013                     80,000      82,200      50,000      51,375                              80,000      82,200
                                             ------------            ------------            ------------            ------------
                                                3,844,052               2,480,872                                       6,322,524

Conglomerates                                        0.3%                    0.1%                                            0.2%
---------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA
company guaranty 6 3/4s, 2011
(Luxembourg)                           20,000      22,350      12,000      13,410                              32,000      35,760
Tyco International Group SA
company guaranty 6 3/8s, 2005
(Luxembourg)                            1,000       1,030       1,000       1,030                               2,000       2,060
Tyco International Group SA
company guaranty 6s, 2013
(Luxembourg)                          255,000     273,017      20,000      21,413                             275,000     294,430
Tyco International Group SA
company guaranty 7s, 2028
(Luxembourg)                               --          --       2,000       2,213                               2,000       2,213
Tyco International Group SA
notes 6 3/8s, 2011
(Luxembourg)                           38,000      41,630      36,000      39,439                              74,000      81,069
                                             ------------            ------------            ------------            ------------
                                                  338,027                  77,505                                         415,532

Consumer Cyclicals                                   9.7%                    9.7%                                            9.7%
---------------------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc.
company guaranty 10
3/4s, 2009                             60,000      67,650      40,000      45,100                             100,000     112,750
Argosy Gaming Co. sr. sub.
notes 9s, 2011                         50,000      56,000      10,000      11,200                              60,000      67,200
Argosy Gaming Co. sr. sub.
notes 7s, 2014                         95,000      96,900      65,000      66,300                             160,000     163,200
ArvinMeritor, Inc. notes 8
3/4s, 2012                             40,000      44,000      25,000      27,500                              65,000      71,500
Asbury Automotive Group, Inc.
sr. sub. notes
8s, 2014                               65,000      63,375      40,000      39,000                             105,000     102,375
Autonation, Inc. company
guaranty 9s, 2008                     160,000     182,800     100,000     114,250                             260,000     297,050
Beazer Homes USA, Inc.
company guaranty 8 5/8s, 2011          50,000      54,375      45,000      48,938                              95,000     103,313
Beazer Homes USA, Inc.
company guaranty 8 3/8s, 2012          20,000      21,750      15,000      16,313                              35,000      38,063
Boyd Gaming Corp. sr. sub.
notes 8 3/4s, 2012                     30,000      32,850          --          --                              30,000      32,850
Boyd Gaming Corp. sr. sub.
notes 7 3/4s, 2012                     25,000      26,406          --          --                              25,000      26,406
Building Materials Corp.
company guaranty 8s, 2008              40,000      40,600      30,000      30,450                              70,000      71,050
CanWest Media, Inc. sr. sub.
notes 10 5/8s, 2011
(Canada)                               40,000      45,400      50,000      56,750                              90,000     102,150
Chumash Casino & Resort
Enterprise 144A sr.
notes 9s, 2010                         50,000      55,000      35,000      38,500                              85,000      93,500
Coinmach Corp. sr. notes 9s,
2010                                  158,000     159,580      99,000      99,990                             257,000     259,570
Collins & Aikman Products
company guaranty 10
3/4s, 2011                             80,000      82,400      50,000      51,500                             130,000     133,900
D.R. Horton, Inc. company
guaranty 8s, 2009                      20,000      22,700      10,000      11,350                              30,000      34,050
D.R. Horton, Inc. sr. notes 7
7/8s, 2011                             30,000      34,200      20,000      22,800                              50,000      57,000
D.R. Horton, Inc. sr. notes 6
7/8s, 2013                             20,000      21,550      15,000      16,163                              35,000      37,713
D.R. Horton, Inc. sr. notes 5
7/8s, 2013                            130,000     131,625      85,000      86,063                             215,000     217,688
Dana Corp. notes 10 1/8s, 2010         20,000      22,900      15,000      17,175                              35,000      40,075
Dana Corp. notes 9s, 2011             185,000     221,075     116,000     138,620                             301,000     359,695
Dana Corp. notes 7s, 2029              20,000      20,100       5,000       5,025                              25,000      25,125
Dayton Superior Corp. sec.
notes 10 3/4s, 2008                    75,000      79,875      50,000      53,250                             125,000     133,125
Delco Remy International,
Inc. company guaranty 11s,
2009                                   20,000      21,350      24,000      25,620                              44,000      46,970
Delco Remy International,
Inc. sr. sub. notes 9 3/8s,
2012                                  165,000     167,888     105,000     106,838                             270,000     274,726
Dex Media West, LLC/Dex Media
Finance Co. sr. notes
Ser. B, 8 1/2s, 2010                  150,000     168,938      95,000     106,994                             245,000     275,932
Dex Media, Inc. 144A disc.
notes stepped-coupon zero
% (9s, 11/15/08), 2013 (STP)           70,000      51,275      45,000      32,963                             115,000      84,238
Dex Media, Inc. 144A notes
8s, 2013                              280,000     290,500     175,000     181,563                             455,000     472,063
Dura Operating Corp. company
guaranty Ser. B, 8 5/8s, 2012          25,000      25,938      15,000      15,563                              40,000      41,501
FelCor Lodging LP company
guaranty 10s, 2008 (R)                 29,000      30,523      12,000      12,630                              41,000      43,153
Finlay Fine Jewelry Corp.
144A sr. notes 8 3/8s, 2012            65,000      69,225      45,000      47,925                             110,000     117,150
Gaylord Entertainment Co. sr.
notes 8s, 2013                         95,000      98,563      65,000      67,438                             160,000     166,001
Goodyear Tire & Rubber Co.
(The) notes 8 1/2s, 2007               40,000      41,500      20,000      20,750                              60,000      62,250
Goodyear Tire & Rubber Co.
(The) notes 7.857s, 2011              265,000     249,100     170,000     159,800                             435,000     408,900
Goodyear Tire & Rubber Co.
(The) notes 6 3/8s, 2008               30,000      29,250      15,000      14,625                              45,000      43,875
Herbst Gaming, Inc. 144A sr.
sub. notes 8 1/8s, 2012                45,000      45,338      30,000      30,225                              75,000      75,563
Hilton Hotels Corp. notes 7
5/8s, 2012                            160,000     183,600     103,000     118,193                             263,000     301,793
HMH Properties, Inc. company
guaranty Ser. B, 7 7/8s, 2008         119,000     122,570      45,000      46,350                             164,000     168,920
Hollinger Participation Trust
144A sr. notes 12 1/8s, 2010
(Canada) (PIK)                        177,414     200,034     110,001     124,026                             287,415     324,060
Hollywood Park, Inc. company
guaranty Ser. B, 9 1/4s, 2007         147,000     151,226      99,000     101,846                             246,000     253,072
Host Marriott LP company
guaranty Ser. G, 9 1/4s, 2007
(R)                                    30,000      33,600      30,000      33,600                              60,000      67,200
Host Marriott LP sr. notes
Ser. E, 8 3/8s, 2006 (R)               75,000      79,688      53,000      56,313                             128,000     136,001
Host Marriott LP 144A sr.
notes 7s, 2012                        130,000     132,275      85,000      86,488                             215,000     218,763
Houghton Mifflin Co. sr. sub.
notes 9 7/8s, 2013                    110,000     114,813      70,000      73,063                             180,000     187,876
Icon Health & Fitness company
guaranty 11 1/4s, 2012                131,000     142,790      88,000      95,920                             219,000     238,710
IESI Corp. company guaranty
10 1/4s, 2012                          99,000     107,168      66,000      71,445                             165,000     178,613
Inn of the Mountain Gods sr.
notes 12s, 2010                        35,000      39,550      25,000      28,250                              60,000      67,800
Interface, Inc. sr. sub.
notes 9 1/2s, 2014                     30,000      30,750      20,000      20,500                              50,000      51,250
ITT Corp. debs. 7 3/8s, 2015           70,000      74,200      50,000      53,000                             120,000     127,200
ITT Corp. notes 6 3/4s, 2005          100,000     103,750      65,000      67,438                             165,000     171,188
JC Penney Co., Inc. debs.
7.95s, 2017                            90,000     101,700      60,000      67,800                             150,000     169,500
JC Penney Co., Inc. debs.
7.65s, 2016                            11,000      12,183      17,000      18,828                              28,000      31,011
JC Penney Co., Inc. debs. 7
1/8s, 2023                            130,000     134,875      90,000      93,375                             220,000     228,250
JC Penney Co., Inc. notes 9s,
2012                                   75,000      90,000      55,000      66,000                             130,000     156,000
JC Penney Co., Inc. notes 8s,
2010                                    5,000       5,638       5,000       5,638                              10,000      11,276
John Q. Hammons Hotels
LP/John Q. Hammons Hotels
Finance Corp. III 1st mtge.
Ser. B, 8 7/8s, 2012                  180,000     201,150     120,000     134,100                             300,000     335,250
Jostens Holding Corp. sr.
disc. notes stepped-coupon
zero % (10 1/4s, 12/1/08),
2013 (STP)                            135,000      89,100      85,000      56,100                             220,000     145,200
Jostens, Inc. sr. sub. notes
12 3/4s, 2010                          80,000      90,300      62,000      69,983                             142,000     160,283
K. Hovnanian Enterprises,
Inc. company guaranty 10
1/2s, 2007                             10,000      11,600      10,000      11,600                              20,000      23,200
K. Hovnanian Enterprises,
Inc. company guaranty
8 7/8s, 2012                           75,000      83,625      55,000      61,325                             130,000     144,950
K. Hovnanian Enterprises,
Inc. company guaranty
6 3/8s, 2014                           55,000      54,175      35,000      34,475                              90,000      88,650
K. Hovnanian Enterprises,
Inc. sr. notes 6 1/2s, 2014            40,000      39,700      20,000      19,850                              60,000      59,550
K2, Inc. 144A sr. notes 7
3/8s, 2014                             60,000      62,100      40,000      41,400                             100,000     103,500
KB Home sr. sub. notes 9
1/2s, 2011                              2,000       2,230          --          --                               2,000       2,230
Laidlaw International, Inc.
sr. notes 10 3/4s, 2011               195,000     222,300     125,000     142,500                             320,000     364,800
Lamar Media Corp. company
guaranty 7 1/4s, 2013                  80,000      85,200      50,000      53,250                             130,000     138,450
Lear Corp. company guaranty
Ser. B, 8.11s, 2009                    32,000      37,135      19,000      22,049                              51,000      59,184
Levi Strauss & Co. notes 7s,
2006                                       --          --       2,000       1,970                               2,000       1,970
Levi Strauss & Co. sr. notes
12 1/4s, 2012                         201,000     208,538     138,000     143,175                             339,000     351,713
Mandalay Resort Group sr.
notes 6 3/8s, 2011                     60,000      61,500      35,000      35,875                              95,000      97,375
MediaNews Group, Inc. sr.
sub. notes 6 7/8s, 2013               140,000     141,050      85,000      85,638                             225,000     226,688
MeriStar Hospitality Corp.
company guaranty 9 1/8s, 2011
(R)                                   105,000     108,150      65,000      66,950                             170,000     175,100
MeriStar Hospitality Corp.
company guaranty 9s, 2008 (R)          45,000      46,350      30,000      30,900                              75,000      77,250
Meritage Corp. company
guaranty 9 3/4s, 2011                  40,000      44,600      25,000      27,875                              65,000      72,475
Meritage Corp. sr. notes 7s,
2014                                   30,000      29,475      15,000      14,738                              45,000      44,213
Meritor Automotive, Inc.
notes 6.8s, 2009                       90,000      92,700      55,000      56,650                             145,000     149,350
Metaldyne Corp. 144A sr.
notes 10s, 2013                        85,000      83,938      55,000      54,313                             140,000     138,251
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010                 100,000     112,500      60,000      67,500                             160,000     180,000
MGM Mirage, Inc. company
guaranty 8 3/8s, 2011                   1,000       1,085       1,000       1,085                               2,000       2,170
Mohegan Tribal Gaming
Authority sr. sub. notes
6 3/8s, 2009                           65,000      66,138      75,000      76,313                             140,000     142,451
THL Buildco, Inc. (Nortek,
Inc.) 144A sr. sub.
notes 8 1/2s, 2014                     95,000      99,038      60,000      62,550                             155,000     161,588
Oxford Industries, Inc. 144A
sr. notes 8 7/8s, 2011                 60,000      64,200      40,000      42,800                             100,000     107,000
Park Place Entertainment
Corp. sr. notes 7 1/2s, 2009           25,000      27,750       5,000       5,550                              30,000      33,300
Park Place Entertainment
Corp. sr. notes 7s, 2013               65,000      69,713      45,000      48,263                             110,000     117,976
Park Place Entertainment
Corp. sr. sub. notes 8 7/8s,
2008                                  161,000     182,333     117,000     132,503                             278,000     314,836
Penn National Gaming, Inc.
company guaranty Ser. B, 11
1/8s, 2008                            110,000     120,725      85,000      93,288                             195,000     214,013
Penn National Gaming, Inc.
sr. sub. notes 8 7/8s, 2010           132,000     144,540      68,000      74,460                             200,000     219,000
Phillips-Van Heusen Corp. sr.
notes 7 1/4s, 2011                     30,000      30,975      20,000      20,650                              50,000      51,625
Pinnacle Entertainment, Inc.
sr. sub. notes 8 3/4s, 2013            75,000      77,250      45,000      46,350                             120,000     123,600
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012            40,000      40,200      25,000      25,125                              65,000      65,325
PRIMEDIA, Inc. company
guaranty 8 7/8s, 2011                  30,000      29,400      40,000      39,200                              70,000      68,600
PRIMEDIA, Inc. company
guaranty 7 5/8s, 2008                 140,000     137,200      60,000      58,800                             200,000     196,000
PRIMEDIA, Inc. 144A sr. notes
8s, 2013                              150,000     138,750     110,000     101,750                             260,000     240,500
Reader's Digest Association,
Inc. (The) sr. notes
6 1/2s, 2011                          100,000     101,000      65,000      65,650                             165,000     166,650
Resorts International Hotel
and Casino, Inc. company
guaranty 11 1/2s, 2009                103,000     116,905      55,000      62,425                             158,000     179,330
RH Donnelley Finance Corp. I
company guaranty 8 7/8s, 2010          15,000      16,894      10,000      11,263                              25,000      28,157
RH Donnelley Finance Corp. I
144A sr. notes 8 7/8s, 2010           134,000     150,918      89,000     100,236                             223,000     251,154
RH Donnelley Finance Corp. I
144A sr. sub. notes 10
7/8s, 2012                             77,000      91,053      52,000      61,490                             129,000     152,543
Russell Corp. company
guaranty 9 1/4s, 2010                  82,000      88,355      52,000      56,030                             134,000     144,385
Saks, Inc. company guaranty
7s, 2013                              175,000     175,875     111,000     111,555                             286,000     287,430
Samsonite Corp. 144A sr. sub.
notes 8 7/8s, 2011                    205,000     211,150     130,000     133,900                             335,000     345,050
Schuler Homes, Inc. company
guaranty 10 1/2s, 2011                 64,000      73,440      40,000      45,900                             104,000     119,340
Sealy Mattress Co. 144A sr.
sub. notes 8 1/4s, 2014               160,000     165,200     100,000     103,250                             260,000     268,450
Standard Pacific Corp. sr.
notes 7 3/4s, 2013                     50,000      52,625      30,000      31,575                              80,000      84,200
Standard Pacific Corp. sr.
notes 6 7/8s, 2011                     10,000      10,375       5,000       5,188                              15,000      15,563
Standard Pacific Corp. sr.
notes 6 1/4s, 2014                    175,000     168,438     110,000     105,875                             285,000     274,313
Starwood Hotels & Resorts
Worldwide, Inc. company
guaranty 7 7/8s, 2012                  74,000      82,880          --          --                              74,000      82,880
Starwood Hotels & Resorts
Worldwide, Inc. company
guaranty 7 3/8s, 2007                  71,000      75,970      50,000      53,500                             121,000     129,470
Station Casinos, Inc. sr.
notes 6s, 2012                        118,000     118,295      75,000      75,188                             193,000     193,483
Station Casinos, Inc. sr.
sub. notes 6 7/8s, 2016                75,000      74,906      45,000      44,900                             120,000     119,806
Technical Olympic USA, Inc.
company guaranty 10
3/8s, 2012                             45,000      48,937      30,000      32,625                              75,000      81,562
Technical Olympic USA, Inc.
company guaranty 9s, 2010              65,000      68,900      40,000      42,400                             105,000     111,300
Tenneco Automotive, Inc.
company guaranty Ser. B, 11
5/8s, 2009                             30,000      32,025      20,000      21,350                              50,000      53,375
Tenneco Automotive, Inc. sec.
notes Ser. B, 10
1/4s, 2013                            100,000     115,750      60,000      69,450                             160,000     185,200
Tommy Hilfiger USA, Inc.
company guaranty 6.85s, 2008           60,000      61,350      40,000      40,900                             100,000     102,250
Toys "R" Us, Inc. notes 7
5/8s, 2011                             55,000      54,313          --          --                              55,000      54,313
Trump Atlantic City
Associates company guaranty
11 1/4s, 2006                         283,000     240,196     143,000     121,371                             426,000     361,567
United Auto Group, Inc.
company guaranty 9 5/8s, 2012          70,000      77,700      40,000      44,400                             110,000     122,100
Venetian Casino Resort, LLC
company guaranty 11s, 2010             53,000      60,354      44,000      50,105                              97,000     110,459
Vertis, Inc. company guaranty
Ser. B, 10 7/8s, 2009                 200,000     216,500     126,000     136,395                             326,000     352,895
Vertis, Inc. sub. notes 13
1/2s, 2009                            100,000     101,125      60,000      60,675                             160,000     161,800
Von Hoffman Press, Inc.
company guaranty 10 3/8s,
2007                                   40,000      40,750      10,000      10,188                              50,000      50,938
Von Hoffman Press, Inc.
company guaranty 10 1/4s,
2009                                   75,000      83,438      50,000      55,625                             125,000     139,063
Von Hoffman Press, Inc. debs.
13s, 2009 (PIK)                        63,019      65,540      59,277      61,648                             122,296     127,188
WCI Communities, Inc. company
guaranty 10 5/8s, 2011                 21,000      23,573      16,000      17,960                              37,000      41,533
WCI Communities, Inc. company
guaranty 9 1/8s, 2012                 101,000     111,605      70,000      77,350                             171,000     188,955
William Carter Holdings Co.
(The) company guaranty
Ser. B, 10 7/8s, 2011                  59,000      66,670      40,000      45,200                              99,000     111,870
WRC Media Corp. sr. sub.
notes 12 3/4s, 2009                    80,000      72,800      50,000      45,500                             130,000     118,300
                                             ------------            ------------            ------------            ------------
                                               11,185,427               7,109,214                                      18,294,641

Consumer Staples                                     6.3%                    6.5%                                            6.4%
---------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp.
notes Ser. B, 9 7/8s, 2005
(In default) (NON)(b)                  10,000       9,000      10,000       9,000    (10,000)     (9,000)      10,000       9,000
Adelphia Communications Corp.
sr. notes 10 7/8s, 2010 (In
default) (NON)(b)                      20,000      18,250      20,000      18,250    (20,000)    (18,250)      20,000      18,250
Adelphia Communications Corp.
sr. notes Ser. B, 9
7/8s, 2007 (In default)
(NON)(b)                              235,000     211,500      55,000      49,500    (55,000)    (49,500)     235,000     211,500
Adelphia Communications Corp.
sr. notes 10 1/4s, 2011 (In
default) (NON)(b)                          --          --      60,000      55,500    (60,000)    (55,500)          --          --
Affinity Group, Inc. sr. sub.
notes 9s, 2012                        105,000     109,725      70,000      73,150                             175,000     182,875
AMC Entertainment, Inc. sr.
sub. notes 9 7/8s, 2012                40,000      41,600      30,000      31,200                              70,000      72,800
AMC Entertainment, Inc. sr.
sub. notes 9 1/2s, 2011                29,000      29,580      15,000      15,300                              44,000      44,880
AMC Entertainment, Inc. 144A
sr. sub. notes 8s, 2014               190,000     177,175     125,000     116,563                             315,000     293,738
Armkel, LLC/Armkel Finance
sr. sub. notes 9 1/2s, 2009           148,000     161,320     104,000     113,360                             252,000     274,680
Atlantic Broadband Finance,
LLC 144A sr. sub. notes
9 3/8s, 2014                           60,000      56,550          --          --                              60,000      56,550
Brand Services, Inc. company
guaranty 12s, 2012                    136,000     155,040      88,000     100,320                             224,000     255,360
Cablevision Systems Corp.
144A sr. notes 8s, 2012               210,000     215,250     140,000     143,500                             350,000     358,750
Capital Records, Inc. 144A
company guaranty 8 3/8s, 2009          70,000      76,125      45,000      48,938                             115,000     125,063
Charter Communications
Holdings, LLC/Capital Corp.
sr. disc. notes
stepped-coupon zero % (11
3/4s, 5/15/06),                        19,000      12,065      75,000      47,625                              94,000      59,690
Charter Communications
Holdings, LLC/Capital Corp.
sr. notes 11 1/8s, 2011               365,000     304,775     170,000     141,950                             535,000     446,725
Charter Communications
Holdings, LLC/Capital Corp.
sr. notes 10 3/4s, 2009                70,000      58,800      50,000      42,000                             120,000     100,800
Charter Communications
Holdings, LLC/Capital Corp.
sr. notes 10 1/4s, 2010                60,000      49,350      40,000      32,900                             100,000      82,250
Charter Communications
Holdings, LLC/Capital Corp.
sr. notes 10s, 2011                   120,000      94,800     120,000      94,800                             240,000     189,600
Charter Communications
Holdings, LLC/Capital Corp.
sr. notes 9 5/8s, 2009                 63,000      50,873      54,000      43,605                             117,000      94,478
Charter Communications
Holdings, LLC/Capital Corp.
sr. notes 8 5/8s, 2009                 61,000      48,495      13,000      10,335                              74,000      58,830
Cinemark USA, Inc. sr. sub.
notes 9s, 2013                        125,000     138,438      80,000      88,600                             205,000     227,038
Cinemark, Inc. sr. disc.
notes stepped-coupon zero
% (9 3/4s, 3/15/07), 2014
(STP)                                 145,000      99,869      90,000      61,988                             235,000     161,857
Constellation Brands, Inc.
company guaranty Ser.
B, 8s, 2008                            70,000      77,175      45,000      49,613                             115,000     126,788
Constellation Brands, Inc.
sr. sub. notes Ser. B, 8
1/8s, 2012                              5,000       5,463       5,000       5,463                              10,000      10,926
CSC Holdings, Inc. debs. 7
5/8s, 2018                             60,000      60,300      40,000      40,200                             100,000     100,500
CSC Holdings, Inc. debs. Ser.
B, 8 1/8s, 2009                         3,000       3,218          --          --                               3,000       3,218
CSC Holdings, Inc. sr. notes
Ser. B, 7 5/8s, 2011                   65,000      67,438      40,000      41,500                             105,000     108,938
CSC Holdings, Inc. sr. sub.
debs. 10 1/2s, 2016                    60,000      68,250      70,000      79,625                             130,000     147,875
CSC Holdings, Inc. 144A sr.
notes 6 3/4s, 2012                     65,000      64,675      40,000      39,800                             105,000     104,475
Dean Foods Co. sr. notes 6
5/8s, 2009                             30,000      31,913      15,000      15,956                              45,000      47,869
Del Monte Corp. company
guaranty Ser. B, 9 1/4s, 2011          40,000      44,000      30,000      33,000                              70,000      77,000
Del Monte Corp. sr. sub.
notes 8 5/8s, 2012                     80,000      89,000      50,000      55,625                             130,000     144,625
DirecTV Holdings, LLC sr.
notes 8 3/8s, 2013                    175,000     199,063     110,000     125,125                             285,000     324,188
Diva Systems Corp. sr. disc.
notes Ser. B, 12 5/8s, 2008
(acquired various dates from
2/11/96 to 5/24/01,
cost $98,675, $75,416 and
$174,091, respectively) (RES)
(In default) (NON)(b)                 271,000         339     193,000         241   (193,000)       (241)     271,000         339
Doane Pet Care Co. sr. sub.
debs. 9 3/4s, 2007                    155,000     144,538     110,000     102,575                             265,000     247,113
Dole Food Co. sr. notes 8
7/8s, 2011                             35,000      37,450      20,000      21,400                              55,000      58,850
Dole Food Co. sr. notes 8
5/8s, 2009                             25,000      26,625      20,000      21,300                              45,000      47,925
Dole Food Co. company
guaranty 7 1/4s, 2010                  60,000      60,300      40,000      40,200                             100,000     100,500
Domino's, Inc. sr. sub. notes
8 1/4s, 2011                           66,000      70,620      40,000      42,800                             106,000     113,420
Eagle Family Foods company
guaranty Ser. B, 8 3/4s, 2008          20,000      15,000      15,000      11,250                              35,000      26,250
Echostar DBS Corp. sr. notes
10 3/8s, 2007                          30,000      31,800      20,000      21,200                              50,000      53,000
Echostar DBS Corp. sr. notes
9 1/8s, 2009                           42,000      46,358      36,000      39,735                              78,000      86,093
Echostar DBS Corp. sr. notes
6 3/8s, 2011                          220,000     220,550     145,000     145,363                             365,000     365,913
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014                  35,000      36,225      25,000      25,875                              60,000      62,100
Granite Broadcasting Corp.
sec. notes 9 3/4s, 2010               205,000     193,213     130,000     122,525                             335,000     315,738
Gray Television, Inc. company
guaranty 9 1/4s, 2011                  52,000      58,110      35,000      39,113                              87,000      97,223
Hasbro, Inc. notes 5.6s, 2005         110,000     113,025      70,000      71,925                             180,000     184,950
Jean Coutu Group, Inc. 144A
sr. notes 7 5/8s, 2012
(Canada)                               60,000      61,800      40,000      41,200                             100,000     103,000
Jean Coutu Group, Inc. 144A
sr. sub. notes 8 1/2s, 2014
(Canada)                              125,000     125,938      80,000      80,600                             205,000     206,538
Kabel Deutsheland GmbH 144A
sr. notes 10 5/8s, 2014
(Germany)                             230,000     235,750     175,000     179,375                             405,000     415,125
Knology, Inc. 144A sr. notes
12s, 2009 (PIK)(b)                      2,435       2,313       2,435       2,313     (2,435)     (2,313)       2,435       2,313
Land O'Lakes, Inc. sr. notes
8 3/4s, 2011                           71,000      66,208      39,000      36,368                             110,000     102,576
LCE Acquisition Corp. 144A
company guaranty 9s, 2014              35,000      35,525      20,000      20,300                              55,000      55,825
North Atlantic Trading Co.
sr. notes 9 1/4s, 2012                 90,000      87,750      55,000      53,625                             145,000     141,375
Paxson Communications Corp.
company guaranty 10 3/4s,
2008                                  105,000     105,525      70,000      70,350                             175,000     175,875
Pinnacle Foods Holding Corp.
144A sr. sub. notes 8
1/4s, 2013                            150,000     142,875      95,000      90,488                             245,000     233,363
Playtex Products, Inc.
company guaranty 9 3/8s, 2011         156,000     158,535     102,000     103,658                             258,000     262,193
Playtex Products, Inc. 144A
sec. notes 8s, 2011                   110,000     114,675      70,000      72,975                             180,000     187,650
Premier International Foods
PLC sr. notes 12s, 2009
(United Kingdom)                       80,000      84,800      60,000      63,600                             140,000     148,400
Prestige Brands, Inc. 144A
sr. sub. notes 9 1/4s, 2012           105,000     104,475      65,000      64,675                             170,000     169,150
Quebecor Media, Inc. sr.
disc. notes stepped-coupon
zero % (13 3/4s, 7/15/06),
2011 (Canada) (STP)                    25,000      23,813      35,000      33,338                              60,000      57,151
Quebecor Media, Inc. sr.
notes 11 1/8s, 2011 (Canada)          196,000     225,400     121,000     139,150                             317,000     364,550
Rainbow National Services,
LLC 144A sr. notes 8 3/4s,
2012                                  125,000     127,500      80,000      81,600                             205,000     209,100
Remington Arms Co., Inc.
company guaranty 10 1/2s,
2011                                  160,000     147,200     115,000     105,800                             275,000     253,000
Rite Aid Corp. company
guaranty 9 1/2s, 2011                  80,000      88,000      50,000      55,000                             130,000     143,000
Rite Aid Corp. debs. 6 7/8s,
2013                                  130,000     119,600      85,000      78,200                             215,000     197,800
Rite Aid Corp. notes 7 1/8s,
2007                                   10,000      10,200       5,000       5,100                              15,000      15,300
Rite Aid Corp. 144A notes 6s,
2005                                    5,000       5,050       5,000       5,050                              10,000      10,100
Sbarro, Inc. company guaranty
11s, 2009                             130,000     117,325      80,000      72,200                             210,000     189,525
Scotts Co. (The) sr. sub.
notes 6 5/8s, 2013                     35,000      36,575      20,000      20,900                              55,000      57,475
Sinclair Broadcast Group,
Inc. company guaranty
8s, 2012                               75,000      77,438      50,000      51,625                             125,000     129,063
Six Flags, Inc. sr. notes 9
5/8s, 2014                            140,000     129,850      90,000      83,475                             230,000     213,325
Six Flags, Inc. sr. notes 8
7/8s, 2010                            314,000     288,880     211,000     194,120                             525,000     483,000
Videotron Ltee company
guaranty 6 7/8s, 2014
(Canada)                               40,000      40,400      25,000      25,250                              65,000      65,650
Vivendi Universal SA sr.
notes 9 1/4s, 2010 (France)            90,000     106,313      55,000      64,969                             145,000     171,282
Vivendi Universal SA sr.
notes 6 1/4s, 2008 (France)           135,000     144,450      90,000      96,300                             225,000     240,750
Warner Music Group 144A sr.
sub. notes 7 3/8s, 2011                75,000      74,625      50,000      49,750                             125,000     124,375
Williams Scotsman, Inc.
company guaranty 9 7/8s, 2007         114,000     112,290      73,000      71,905                             187,000     184,195
Young Broadcasting, Inc.
company guaranty 10s, 2011            108,000     110,430      81,000      82,823                             189,000     193,253
Young Broadcasting, Inc. sr.
sub. notes 8 3/4s, 2014                50,000      47,938      35,000      33,556                              85,000      81,494
                                             ------------            ------------            ------------            ------------
                                                7,242,674               4,759,431                                      11,867,301

Energy                                               3.0%                    3.1%                                            3.0%
---------------------------------------------------------------------------------------------------------------------------------
Arch Western Finance, LLC
144A sr. notes 7 1/2s, 2013           145,000     150,075      90,000      93,150                             235,000     243,225
Belden & Blake Corp. 144A
sec. notes 8 3/4s, 2012                75,000      78,188      45,000      46,913                             120,000     125,101
BRL Universal Equipment sec.
notes 8 7/8s, 2008                     90,000      96,075      50,000      53,375                             140,000     149,450
CHC Helicopter Corp. sr. sub.
notes 7 3/8s, 2014
(Canada)                               80,000      80,900      50,000      50,563                             130,000     131,463
Chesapeake Energy Corp.
company guaranty 9s, 2012              54,000      61,560      37,000      42,180                              91,000     103,740
Chesapeake Energy Corp.
company guaranty 7 3/4s, 2015          35,000      37,538      25,000      26,813                              60,000      64,351
Chesapeake Energy Corp. sr.
notes 7 1/2s, 2013                    115,000     123,625      75,000      80,625                             190,000     204,250
Chesapeake Energy Corp. sr.
notes 7s, 2014                         50,000      51,500      30,000      30,900                              80,000      82,400
Comstock Resources, Inc. sr.
notes 6 7/8s, 2012                     75,000      75,375      45,000      45,225                             120,000     120,600
Dresser, Inc. company
guaranty 9 3/8s, 2011                 100,000     107,500      65,000      69,875                             165,000     177,375
El Paso Energy Partners LP
company guaranty Ser.
B, 8 1/2s, 2011                        16,000      18,000       7,000       7,875                              23,000      25,875
Encore Acquisition Co.
company guaranty 8 3/8s, 2012          80,000      88,000      50,000      55,000                             130,000     143,000
Encore Acquisition Co. sr.
sub. notes 6 1/4s, 2014                35,000      34,125      25,000      24,375                              60,000      58,500
Exco Resources, Inc. company
guaranty 7 1/4s, 2011                 105,000     110,250      65,000      68,250                             170,000     178,500
Forest Oil Corp. company
guaranty 7 3/4s, 2014                  55,000      58,300      45,000      47,700                             100,000     106,000
Forest Oil Corp. sr. notes
8s, 2008                               62,000      67,580      32,000      34,880                              94,000     102,460
Forest Oil Corp. 144A sr.
notes 8s, 2011                         45,000      49,388      30,000      32,925                              75,000      82,313
Hanover Compressor Co. sr.
notes 9s, 2014                         55,000      58,988      35,000      37,538                              90,000      96,526
Hanover Compressor Co. sr.
notes 8 5/8s, 2010                     50,000      53,250      35,000      37,275                              85,000      90,525
Hanover Compressor Co. sub.
notes zero %, 2007                     75,000      63,188      50,000      42,125                             125,000     105,313
Hanover Equipment Trust sec.
notes Ser. A, 8 1/2s, 2008             50,000      53,375      35,000      37,363                              85,000      90,738
Hornbeck Offshore Services,
Inc. sr. notes 10 5/8s, 2008           68,000      74,800      49,000      53,900                             117,000     128,700
KCS Energy, Inc. sr. notes 7
1/8s, 2012                             50,000      51,250      35,000      35,875                              85,000      87,125
Key Energy Services, Inc. sr.
notes 6 3/8s, 2013                     40,000      38,200      25,000      23,875                              65,000      62,075
Massey Energy Co. sr. notes 6
5/8s, 2010                             75,000      77,625      45,000      46,575                             120,000     124,200
Newfield Exploration Co. sr.
notes 7 5/8s, 2011                     80,000      87,800      70,000      76,825                             150,000     164,625
Newfield Exploration Co. 144A
sr. sub. notes 6 5/8s, 2014            65,000      66,138      40,000      40,700                             105,000     106,838
Offshore Logistics, Inc.
company guaranty 6 1/8s, 2013         100,000      99,000      65,000      64,350                             165,000     163,350
Pacific Energy
Partners/Pacific Energy
Finance Corp.
144A sr. notes 7 1/8s, 2014            60,000      63,450      35,000      37,013                              95,000     100,463
Parker Drilling Co. company
guaranty Ser. B, 10 1/8s,
2009                                   90,000      95,625      60,000      63,750                             150,000     159,375
Peabody Energy Corp. sr.
notes 5 7/8s, 2016                    110,000     105,050      70,000      66,850                             180,000     171,900
Pemex Project Funding Master
Trust company guaranty
7 3/8s, 2014                          250,000     270,000     160,000     172,800                             410,000     442,800
Petro Geo-Services notes 10s,
2010 (Norway)                         113,029     121,506      66,514      71,503                             179,543     193,009
Plains All American Pipeline
LP/Plains All American
Finance Corp. company
guaranty 7 3/4s, 2012                  55,000      63,673      37,000      42,834                              92,000     106,507
Plains Exploration &
Production Co. company
guaranty
Ser. B, 8 3/4s, 2012                   80,000      89,200      50,000      55,750                             130,000     144,950
Plains Exploration &
Production Co. sr. sub. notes
8
3/4s, 2012                             45,000      50,175      30,000      33,450                              75,000      83,625
Plains Exploration &
Production Co. 144A sr. notes
7
1/8s, 2014                             70,000      74,200      45,000      47,700                             115,000     121,900
Pogo Producing Co. sr. sub.
notes Ser. B, 8 1/4s, 2011            115,000     126,212      80,000      87,800                             195,000     214,012
Pride International, Inc.
144A sr. notes 7 3/8s, 2014           110,000     117,150      80,000      85,200                             190,000     202,350
Seabulk International, Inc.
company guaranty 9 1/2s, 2013          80,000      83,400      50,000      52,125                             130,000     135,525
Star Gas Partners LP/Star Gas
Finance Co. sr. notes
10 1/4s, 2013                         130,000     140,400      85,000      91,800                             215,000     232,200
Universal Compression, Inc.
sr. notes 7 1/4s, 2010                 20,000      20,800      15,000      15,600                              35,000      36,400
Vintage Petroleum, Inc. sr.
notes 8 1/4s, 2012                         --          --       7,000       7,630                               7,000       7,630
Vintage Petroleum, Inc. sr.
sub. notes 7 7/8s, 2011                24,000      25,140      16,000      16,760                              40,000      41,900
                                             ------------            ------------            ------------            ------------
                                                3,457,574               2,255,590                                       5,713,164

Financial                                            0.5%                    0.6%                                            0.6%
---------------------------------------------------------------------------------------------------------------------------------
Crescent Real Estate Equities
LP notes 7 1/2s, 2007 (R)              35,000      35,700      25,000      25,500                              60,000      61,200
Crescent Real Estate Equities
LP sr. notes 9 1/4s, 2009 (R)         110,000     117,700      70,000      74,900                             180,000     192,600
E*Trade Finance Corp. 144A
sr. notes 8s, 2011                    140,000     142,800      90,000      91,800                             230,000     234,600
Finova Group, Inc. notes 7
1/2s, 2009                            206,550     103,017     133,650      66,658                             340,200     169,675
iStar Financial, Inc. sr.
notes 8 3/4s, 2008 (R)                 44,000      50,050      28,000      31,850                              72,000      81,900
iStar Financial, Inc. sr.
notes 7s, 2008 (R)                     10,000      10,738      15,000      16,106                              25,000      26,844
iStar Financial, Inc. sr.
notes 6s, 2010 (R)                     95,000      97,138      60,000      61,350                             155,000     158,488
Western Financial Bank sub.
debs. 9 5/8s, 2012                     70,000      77,000      50,000      55,000                             120,000     132,000
                                             ------------            ------------            ------------            ------------
                                                  634,143                 423,164                                       1,057,307

Health Care                                          2.6%                    2.7%                                            2.6%
---------------------------------------------------------------------------------------------------------------------------------
Alderwoods Group, Inc. 144A
sr. notes 7 3/4s, 2012                100,000     104,000      60,000      62,400                             160,000     166,400
AmerisourceBergen Corp.
company guaranty 7 1/4s, 2012          82,000      87,740      55,000      58,850                             137,000     146,590
AmerisourceBergen Corp. sr.
notes 8 1/8s, 2008                    160,000     175,600     100,000     109,750                             260,000     285,350
Ardent Health Services, Inc.
sr. sub. notes 10s, 2013              135,000     145,125      90,000      96,750                             225,000     241,875
Extendicare Health Services,
Inc. company guaranty
9 1/2s, 2010                           40,000      44,700      25,000      27,938                              65,000      72,638
Extendicare Health Services,
Inc. sr. sub. notes
6 7/8s, 2014                           75,000      74,250      50,000      49,500                             125,000     123,750
Hanger Orthopedic Group, Inc.
company guaranty 10
3/8s, 2009                             50,000      46,500      30,000      27,900                              80,000      74,400
HCA, Inc. debs. 7.19s, 2015            10,000      10,790      57,000      61,501                              67,000      72,291
HCA, Inc. notes 5 3/4s, 2014           30,000      29,739      20,000      19,826                              50,000      49,565
HCA, Inc. sr. notes 6.95s,
2012                                   40,000      43,048      30,000      32,286                              70,000      75,334
Healthsouth Corp. notes 7
5/8s, 2012                            175,000     167,125     114,000     108,870                             289,000     275,995
Healthsouth Corp. sr. notes 8
1/2s, 2008                             37,000      37,000      26,000      26,000                              63,000      63,000
Healthsouth Corp. sr. notes 8
3/8s, 2011                             37,000      36,353      24,000      23,580                              61,000      59,933
IASIS Healthcare/IASIS
Capital Corp. 144A sr. sub.
notes 8 3/4s, 2014                     65,000      68,250      40,000      42,000                             105,000     110,250
Insight Health Services Corp.
144A company guaranty
9 7/8s, 2011                           55,000      55,688      35,000      35,438                              90,000      91,126
Magellan Health Services,
Inc. sr. notes Ser. A, 9
3/8s, 2008                             39,220      42,358      30,816      33,281                              70,036      75,639
Mediq, Inc. debs. 13s, 2009
(In default) (NON)                     90,000           9      85,000           9                             175,000          18
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s,
2012                                   31,000      35,030          --          --                              31,000      35,030
MQ Associates, Inc. 144A sr.
disc. notes zero %, 2012              145,000      90,263      95,000      59,138                             240,000     149,401
Omnicare, Inc. sr. sub. notes
6 1/8s, 2013                           90,000      87,300      65,000      63,050                             155,000     150,350
Owens & Minor, Inc. company
guaranty 8 1/2s, 2011                  70,000      77,000      40,000      44,000                             110,000     121,000
PacifiCare Health Systems,
Inc. company guaranty
10 3/4s, 2009                         100,000     116,000      66,000      76,560                             166,000     192,560
Province Healthcare Co. sr.
sub. notes 7 1/2s, 2013               155,000     173,600      95,000     106,400                             250,000     280,000
Service Corp. International
notes 7.2s, 2006                       10,000      10,450       5,000       5,225                              15,000      15,675
Service Corp. International
notes 6 7/8s, 2007                      5,000       5,175          --          --                               5,000       5,175
Service Corp. International
notes 6 1/2s, 2008                     21,000      21,683      14,000      14,455                              35,000      36,138
Service Corp. International
notes Ser. *, 7.7s, 2009               25,000      26,563      16,000      17,000                              41,000      43,563
Service Corp. International
144A sr. notes 6 3/4s, 2016           110,000     105,875      70,000      67,375                             180,000     173,250
Stewart Enterprises, Inc.
notes 10 3/4s, 2008                    60,000      66,300      60,000      66,300                             120,000     132,600
Tenet Healthcare Corp. notes
7 3/8s, 2013                           70,000      64,750      50,000      46,250                             120,000     111,000
Tenet Healthcare Corp. sr.
notes 6 1/2s, 2012                     10,000       8,850       5,000       4,425                              15,000      13,275
Tenet Healthcare Corp. sr.
notes 6 3/8s, 2011                    170,000     150,875      90,000      79,875                             260,000     230,750
Tenet Healthcare Corp. 144A
sr. notes 9 7/8s, 2014                145,000     151,163      90,000      93,825                             235,000     244,988
Triad Hospitals, Inc. sr.
notes 7s, 2012                        100,000     104,250      65,000      67,763                             165,000     172,013
Triad Hospitals, Inc. sr.
sub. notes 7s, 2013                   245,000     246,531     160,000     161,000                             405,000     407,531
Universal Hospital Services,
Inc. sr. notes 10
1/8s, 2011                             75,000      76,125      45,000      45,675                             120,000     121,800
US Oncology, Inc. 144A sr.
notes 9s, 2012                         45,000      47,138      30,000      31,425                              75,000      78,563
US Oncology, Inc. 144A sr.
sub. notes 10 3/4s, 2014               30,000      31,575      20,000      21,050                              50,000      52,625
Ventas Realty LP/Capital
Corp. company guaranty
9s, 2012                               40,000      44,600      25,000      27,875                              65,000      72,475
VWR International, Inc. 144A
sr. notes 6 7/8s, 2012                 55,000      56,650      30,000      30,900                              85,000      87,550
                                             ------------            ------------            ------------            ------------
                                                2,966,021               1,945,445                                       4,911,466

Other                                                2.3%                    2.5%                                            2.4%
---------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX HY 144A
pass-through certificates
7 3/4s, 2009                        2,680,000   2,690,050   1,830,000   1,836,863                           4,510,000   4,526,913

Technology                                           1.7%                    1.7%                                            1.7%
---------------------------------------------------------------------------------------------------------------------------------
AMI Semiconductor, Inc.
company guaranty 10 3/4s,
2013                                   64,000      74,400      39,000      45,338                             103,000     119,738
Amkor Technologies, Inc. sr.
notes 7 3/4s, 2013                     55,000      46,200      35,000      29,400                              90,000      75,600
Amkor Technologies, Inc. sr.
sub. notes 10 1/2s, 2009               55,000      49,775      35,000      31,675                              90,000      81,450
Celestica, Inc. sr.sub. notes
7 7/8s, 2011 (Canada)                 120,000     125,550      75,000      78,469                             195,000     204,019
DigitalNet Holdings, Inc. sr.
notes 9s, 2010                         68,000      73,780      46,000      49,910                             114,000     123,690
Freescale Semiconductor, Inc.
144A sr. notes 7
1/8s, 2014                            120,000     121,950      80,000      81,300                             200,000     203,250
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013                 211,000     227,880     144,000     155,520                             355,000     383,400
Lucent Technologies, Inc.
debs. 6.45s, 2029                     135,000     105,975      90,000      70,650                             225,000     176,625
Lucent Technologies, Inc.
notes 5 1/2s, 2008                      5,000       4,813       5,000       4,813                              10,000       9,626
New ASAT Finance, Ltd. 144A
company guaranty 9
1/4s, 2011 (Cayman Islands)            55,000      46,200      35,000      29,400                              90,000      75,600
Nortel Networks Corp. notes 6
1/8s, 2006 (Canada)                   170,000     172,550     100,000     101,500                             270,000     274,050
ON Semiconductor Corp.
company guaranty 13s, 2008            119,000     133,875      81,000      91,125                             200,000     225,000
Peregrine Systems, Inc. 144A
sr. notes 6 1/2s, 2007                106,166     104,043          --          --                             106,166     104,043
SCG Holding Corp. 144A notes
zero %, 2011                           45,000      63,225      30,000      42,150                              75,000     105,375
Seagate Technology Hdd
Holdings company guaranty
8s, 2009 (Cayman Islands)              85,000      89,250      60,000      63,000                             145,000     152,250
UGS Corp. 144A sr. sub. notes
10s, 2012                             120,000     130,800      80,000      87,200                             200,000     218,000
Xerox Capital Trust I company
guaranty 8s, 2027                     105,000     100,538      70,000      67,025                             175,000     167,563
Xerox Corp. company guaranty
9 3/4s, 2009                           18,000      20,925      10,000      11,625                              28,000      32,550
Xerox Corp. notes Ser. MTN,
7.2s, 2016                             55,000      55,275      35,000      35,175                              90,000      90,450
Xerox Corp. sr. notes 7 5/8s,
2013                                  144,000     153,000      87,000      92,438                             231,000     245,438
Xerox Corp. sr. notes 6 7/8s,
2011                                   95,000      98,325      65,000      67,275                             160,000     165,600
                                             ------------            ------------            ------------            ------------
                                                1,998,329               1,234,988                                       3,233,317

Transportation                                       0.5%                    0.5%                                            0.5%
---------------------------------------------------------------------------------------------------------------------------------
American Airlines, Inc.
pass-through certificates
Ser. 01-1, 6.817s, 2011                70,000      61,600      50,000      44,000                             120,000     105,600
Calair, LLC/Calair Capital
Corp. company guaranty
8 1/8s, 2008                          140,000     105,700     100,000      75,500                             240,000     181,200
Delta Air Lines, Inc. notes
7.9s, 2009                             60,000      19,200      40,000      12,800                             100,000      32,000
Kansas City Southern Railway
Co. company guaranty
9 1/2s, 2008                          185,000     200,956     115,000     124,919                             300,000     325,875
Kansas City Southern Railway
Co. company guaranty
7 1/2s, 2009                           25,000      25,250      15,000      15,150                              40,000      40,400
Navistar International Corp.
company guaranty Ser.
B, 9 3/8s, 2006                        97,000     104,275      60,000      64,500                             157,000     168,775
Northwest Airlines, Inc.
company guaranty 7 5/8s, 2005          60,000      58,650      50,000      48,875                             110,000     107,525
Travel Centers of America,
Inc. company guaranty
12 3/4s, 2009                          20,000      23,200      20,000      23,200                              40,000      46,400
                                             ------------            ------------            ------------            ------------
                                                  598,831                 408,944                                       1,007,775

Utilities & Power                                    3.4%                    3.5%                                            3.5%
---------------------------------------------------------------------------------------------------------------------------------
AES Corp. (The) sr. notes 8
7/8s, 2011                             22,000      23,980       8,000       8,600                              30,000      32,580
AES Corp. (The) sr. notes 8
3/4s, 2008                              6,000       6,450      70,000      77,875                              76,000      84,325
AES Corp. (The) 144A sec.
notes 9s, 2015                        105,000     116,813      90,000     100,125                             195,000     216,938
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013                    150,000     166,875      45,000      47,700                             195,000     214,575
Allegheny Energy Supply 144A
bonds 8 1/4s, 2012                     75,000      79,500      25,000      27,500                             100,000     107,000
Allegheny Energy Supply 144A
sec. notes 10 1/4s, 2007               45,000      49,500      65,000      41,600                             110,000      91,100
Calpine Canada Energy Finance
company guaranty
8 1/2s, 2008 (Canada)                  62,000      39,680     157,000     123,245                             219,000     162,925
Calpine Corp. 144A sec. notes
8 1/2s, 2010                          248,000     194,680      25,000      27,026                             273,000     221,706
CenterPoint Energy Resources
Corp. debs. 6 1/2s, 2008               35,000      37,836       5,000       5,898                              40,000      43,734
CenterPoint Energy Resources
Corp. sr. notes Ser.
B, 7 7/8s, 2013                        20,000      23,593      10,000      10,063                              30,000      33,656
CMS Energy Corp. pass-through
certificates 7s, 2005                  15,000      15,094      30,000      32,625                              45,000      47,719
CMS Energy Corp. sr. notes
8.9s, 2008                             30,000      32,625      15,000      16,275                              45,000      48,900
CMS Energy Corp. sr. notes 8
1/2s, 2011                             55,000      59,675      15,000      15,825                              70,000      75,500
CMS Energy Corp. 144A sr.
notes 7 3/4s, 2010                     25,000      26,375      55,000      57,200                              80,000      83,575
DPL, Inc. sr. notes 6 7/8s,
2011                                  140,000     145,600      10,000       9,300                             150,000     154,900
Dynegy Holdings, Inc. sr.
notes 6 7/8s, 2011                     15,000      13,950     125,000     140,625                             140,000     154,575
Dynegy Holdings, Inc. 144A
sec. notes 10 1/8s, 2013              190,000     213,750      40,000      39,000                             230,000     252,750
Dynegy-Roseton Danskamme
company guaranty Ser.
A, 7.27s, 2010                         50,000      48,750      50,000      44,125                             100,000      92,875
Dynegy-Roseton Danskamme
company guaranty Ser.
B, 7.67s, 2016                         75,000      66,188       5,000       5,738                              80,000      71,926
Edison Mission Energy sr.
notes 9 7/8s, 2011                      5,000       5,738      35,000      32,725                              40,000      38,463
El Paso Corp. sr. notes 7
3/8s, 2012                             55,000      51,425      85,000      72,144                             140,000     123,569
El Paso Corp. sr. notes Ser.
MTN, 7 3/4s, 2032                     115,000      97,606      15,000      16,050                             130,000     113,656
El Paso Natural Gas Co. debs.
8 5/8s, 2022                           25,000      26,750      15,000      15,900                              40,000      42,650
El Paso Natural Gas Co. sr.
notes Ser. A, 7 5/8s, 2010             25,000      26,500      85,000      83,513                             110,000     110,013
El Paso Production Holding
Co. company guaranty 7
3/4s, 2013                            130,000     127,725      60,000      59,700                             190,000     187,425
Ferrellgas Partners
LP/Ferrellgas Partners
Finance
sr. notes 6 3/4s, 2014                 95,000      94,525      20,000      20,700                             115,000     115,225
Kansas Gas & Electric debs.
8.29s, 2016                            30,000      31,050     105,000     111,563                             135,000     142,613
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034                165,000     175,313      60,000      75,450                             225,000     250,763
Mission Energy Holding Co.
sec. notes 13 1/2s, 2008               95,000     119,463      35,000      36,572                             130,000     156,035
Monongahela Power Co. 144A
1st. mtge. 6.7s, 2014                  55,000      57,471      55,000      61,600                             110,000     119,071
Nevada Power Co. 2nd mtge.
9s, 2013                               90,000     100,800      90,000     101,363                             180,000     202,163
Northwest Pipeline Corp.
company guaranty 8
1/8s, 2010                            135,000     152,044     185,000     194,250                             320,000     346,294
NRG Energy, Inc. 144A sr.
sec. notes 8s, 2013                   335,000     351,750      50,000      62,500                             385,000     414,250
Orion Power Holdings, Inc.
sr. notes 12s, 2010                    75,000      93,750      67,946      66,587                             142,946     160,337
PG&E Corp. sec. notes 6 7/8s,
2008                                  115,000     124,775      75,000      81,375                             190,000     206,150
PG&E Gas Transmission
Northwest sr. notes 7.1s,
2005                                   20,000      20,600      15,000      15,450                              35,000      36,050
PSEG Energy Holdings, Inc.
notes 7 3/4s, 2007                     80,000      85,000      55,000      58,438                             135,000     143,438
SEMCO Energy, Inc. sr. notes
7 3/4s, 2013                           65,000      68,250      45,000      47,250                             110,000     115,500
SEMCO Energy, Inc. 144A sr.
notes 7 3/4s, 2013                     90,000      85,050      55,000      51,975                             145,000     137,025
Sierra Pacific Power Co. 144A
general ref. mtge.
6 1/4s, 2012                           20,000      19,800      15,000      14,850                              35,000      34,650
Sierra Pacific Resources 144A
sr. notes 8 5/8s, 2014                130,000     136,500      85,000      89,250                             215,000     225,750
Teco Energy, Inc. notes 10
1/2s, 2007                             40,000      46,200      25,000      28,875                              65,000      75,075
Teco Energy, Inc. notes 7.2s,
2011                                   25,000      26,313      10,000      10,525                              35,000      36,838
Teco Energy, Inc. notes 7s,
2012                                   40,000      41,400      20,000      20,700                              60,000      62,100
Tennessee Gas Pipeline Co.
debs. 7s, 2028                         10,000       9,363       5,000       4,681                              15,000      14,044
Tennessee Gas Pipeline Co.
unsecd. notes 7 1/2s, 2017             35,000      35,919      25,000      25,656                              60,000      61,575
Transcontinental Gas Pipeline
Corp. debs. 7 1/4s, 2026               15,000      15,413      10,000      10,275                              25,000      25,688
Utilicorp Canada Finance
Corp. company guaranty
7 3/4s, 2011 (Canada)                  85,000      86,700      55,000      56,100                             140,000     142,800
Utilicorp United, Inc. sr.
notes 9.95s, 2011                      55,000      59,950      40,000      43,600                              95,000     103,550
Western Resources, Inc. sr.
notes 9 3/4s, 2007                     47,000      53,882      34,000      38,978                              81,000      92,860
Williams Cos., Inc. (The)
notes 8 3/4s, 2032                     20,000      22,450      10,000      11,225                              30,000      33,675
Williams Cos., Inc. (The)
notes 8 1/8s, 2012                     20,000      23,000      15,000      17,250                              35,000      40,250
Williams Cos., Inc. (The)
notes 7 5/8s, 2019                     25,000      27,000      25,000      27,000                              50,000      54,000
Williams Cos., Inc. (The) sr.
notes 8 5/8s, 2010                     95,000     110,200      60,000      69,600                             155,000     179,800
                                             ------------            ------------            ------------            ------------
                                                3,970,589               2,564,015                                       6,534,604
                                             ------------            ------------            ------------            ------------
Total Corporate bonds and
notes (cost $47,535,278,
$30,781,905 and $77,907,409,
respectively)                                 $48,985,418             $31,572,884                                     $80,411,322


Convertible preferred stocks
(a)                                                 32.5%                   32.3%                                           32.4%
---------------------------------------------------------------------------------------------------------------------------------
                                    Number of               Number of               Number of               Number of
                                       shares       Value      shares       Value      shares       Value      shares       Value
---------------------------------------------------------------------------------------------------------------------------------
Basic Materials                                     3.10%                   3.10%                                           3.10%
---------------------------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper &
Gold, Inc. 144A 5.50%
cv. pfd.                                1,360  $1,328,516         850    $830,323                               2,210 $2,158,839
Hercules Trust II 6.50% units
cum. cv. pfd.                           1,240     936,200         780     588,900                               2,020   1,525,100
Smurfit-Stone Container Corp.
Ser. A, $1.75 cum.
cv. pfd.                               52,400   1,303,450      32,720     813,910                              85,120   2,117,360
                                             ------------            ------------            ------------            ------------
                                                3,568,166               2,233,133                                       5,801,299

Capital Goods                                        4.2%                    4.2%                                            4.2%
---------------------------------------------------------------------------------------------------------------------------------
Coltec Capital Trust $2.625
cv. pfd.                               21,300     966,019      13,300     603,195                              34,600   1,569,214
Northrop Grumman Corp. Ser.
B, $7.00 cum. cv. pfd.                 19,600   2,548,000      12,300   1,599,000                              31,900   4,147,000
Owens-Illinois, Inc. $2.375
cv. pfd.                               39,100   1,383,163      24,670     872,701                              63,770   2,255,864
                                             ------------            ------------            ------------            ------------
                                                4,897,182               3,074,896                                       7,972,078

Communication Services                               2.4%                    2.4%                                            2.4%
---------------------------------------------------------------------------------------------------------------------------------
CenturyTel, Inc. $1.719 cv.
pfd.                                   35,020     893,010      21,874     557,787                              56,894   1,450,797
Broadwing, Inc. Ser. B,
$3.378 cum. cv. pfd. (S)               21,700     873,425      13,600     547,400                              35,300   1,420,825
Crown Castle International
Corp. $3.125 cum. cv. pfd.             21,923   1,005,718      13,691     628,075                              35,614   1,633,793
                                             ------------            ------------            ------------            ------------
                                                2,772,153               1,733,262                                       4,505,415

Consumer Cyclicals                                   3.6%                    3.6%                                            3.6%
---------------------------------------------------------------------------------------------------------------------------------
Central Parking Finance Trust
144A $1.313 cv. pfd.                    4,370      77,568       2,500      44,375                               6,870     121,943
Ford Motor Company Capital
Trust II $3.25 cum. cv.
pfd.                                   11,200     596,400       7,000     372,750                              18,200     969,150
Radio One, Inc. 6.50% cum.
cv. pfd.                                1,350   1,381,304         850     869,710                               2,200   2,251,014
Tower Automotive Capital
Trust $3.375 cv. pfd. (S)              31,700     645,888      19,800     403,425                              51,560   1,049,313
TXI Capital Trust I $2.75 cv.
pfd.                                   30,300   1,473,338      18,800     914,150                              49,100   2,387,488
                                             ------------            ------------            ------------            ------------
                                                4,174,498               2,604,410                                       6,778,908

Consumer Staples                                     2.7%                    2.6%                                            2.6%
---------------------------------------------------------------------------------------------------------------------------------
Albertson's, Inc. $1.813 cv.
pfd.                                   25,100     657,871      15,700     411,497                              40,800   1,069,368
Constellation Brands, Inc.
Ser. A, $1.438 cv. pfd.
(S)                                    20,120     643,840      12,567     402,144                              32,687   1,045,984
Sinclair Broadcast Group,
Inc. Ser. D, $3.00 cv. pfd.            25,200   1,026,900      15,900     647,925                              41,100   1,674,825
Six Flags, Inc. $1.813 cum.
cv. pfd. (S)                           38,900     743,963      24,300     464,738                              63,200   1,208,701
                                             ------------            ------------            ------------            ------------
                                                3,072,574               1,926,304                                       4,998,878

Energy                                               1.9%                    1.9%                                            1.9%
---------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp. $3.50 cv.
pfd.                                   16,950   1,228,875      10,587     767,558                              27,537   1,996,433
Hanover Compressor Capital
Trust $3.625 cum. cv.
pfd. (S)                               19,700     952,988      12,300     595,013                              32,000   1,548,001
                                             ------------            ------------            ------------            ------------
                                                2,181,863               1,362,571                                       3,544,434

Financial                                            5.9%                    5.9%                                            5.9%
---------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp.
$3.125 cv. pfd.                        11,800     588,525       7,400     369,075                              19,200     957,600
Chubb Corp. (The) $1.75 cv.
pfd.                                   22,300     613,250      14,000     385,000                              36,300     998,250
Decs Trust IX 6.75% cv. pfd.           44,996     421,838      28,105     263,484                              73,101     685,322
FelCor Lodging Trust, Inc.
Ser. A, $1.95 cum. cv.
pfd. (R)                               60,700   1,449,213      38,500     919,188                              99,200   2,368,401
Hartford Financial Services
Group, Inc. (The)
$3.50 cv. pfd.                         15,403     931,882       9,621     582,071                              25,024   1,513,953
Host Marriott Financial Trust
$3.375 cv. pfd.                        28,600   1,458,600      18,120     924,120                              46,720   2,382,720
Provident Finance Group $2.25
units cv. pfd.                         21,130     787,093      13,420     499,895                              34,550   1,286,988
XL Capital, Ltd. $1.625 cv.
pfd. (Cayman Islands)                  25,600     608,768      16,000     380,480                              41,600     989,248
                                             ------------            ------------            ------------            ------------
                                                6,859,169               4,323,313                                      11,182,482

Health Care                                          1.6%                    1.6%                                            1.6%
---------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp. $3.00
cv. pfd.                               36,650   1,882,894      22,950   1,179,056                              59,600   3,061,950

Technology                                           1.5%                    1.5%                                            1.5%
---------------------------------------------------------------------------------------------------------------------------------
Solectron Corp. $1.813 units
cv. pfd.                               33,168     456,060      20,697     284,584                              53,865     740,644
Xerox Corp. 6.25% cv. pfd.             10,800   1,336,500       6,800     841,500                              17,600   2,178,000
                                             ------------            ------------            ------------            ------------
                                                1,792,560               1,126,084                                       2,918,644

Utilities & Power                                    5.6%                    5.5%                                            5.6%
---------------------------------------------------------------------------------------------------------------------------------
Aquila, Inc. $1.688 cv. pfd.
(S)                                     3,700     108,225       2,300      67,275                               6,000     175,500
El Paso Energy Capital Trust
I $2.375 cv. pfd.                      25,250     817,469      13,700     443,538                              38,950   1,261,007
Great Plains Energy, Inc.
$2.00 cum. cv. pfd.                    49,200   1,223,850      30,800     766,150                              80,000   1,990,000
ONEOK, Inc. $2.125 units cv.
pfd.                                   20,000     609,000      14,000     426,300                              34,000   1,035,300
Public Service Enterprise
Group, Inc. $5.125 cv. pfd.             9,000     511,875       5,640     320,775                              14,640     832,650
Sempra Energy $2.125 units
cv. pfd. (S)                           40,900   1,257,675      25,800     793,350                              66,700   2,051,025
Sierra Pacific Resources
$4.50 units cum. cv. pfd.              17,200     665,468      10,700     413,983                              27,900   1,079,451
Williams Cos., Inc. (The)
$2.25 cv. pfd. (S)                     44,400     571,650      28,029     360,873                              72,429     932,523
Williams Cos., Inc. (The)
144A $2.75 cv. pfd.                     9,830     689,329       6,160     431,970                              15,990   1,121,299
                                             ------------            ------------            ------------            ------------
                                                6,454,541               4,024,214                                      10,478,755
                                             ------------            ------------            ------------            ------------
Total Convertible preferred
stocks (cost $34,301,403,
$21,629,792 and 55,931,195,
respectively)                                 $37,655,600             $23,587,243                                     $61,242,843


Convertible bonds and notes
(a)                                                 17.9%                   17.6%                                           17.8%
---------------------------------------------------------------------------------------------------------------------------------
                                    Principal               Principal               Principal               Principal
                                       amount       Value      amount       Value      amount       Value      amount       Value
---------------------------------------------------------------------------------------------------------------------------------
Capital Goods                                        0.6%                    0.6%                                            0.6%
---------------------------------------------------------------------------------------------------------------------------------
Titan International, Inc.
144A cv. sr. notes 5 1/4s,
2009                                 $660,000    $679,800    $410,000    $422,300                          $1,070,000  $1,102,100

Communication Services                               1.1%                    1.0%                                            1.0%
---------------------------------------------------------------------------------------------------------------------------------
Charter Communications, Inc.
cv. sr. notes 5 3/4s, 2005          1,300,000   1,217,125     800,000     749,000                           2,100,000   1,966,125
Cybernet Internet Services
International, Inc.
144A cv. sr. disc. notes 13s,
2009 (In default) (NON)               400,000           4     380,000           4                             780,000           8
                                             ------------            ------------            ------------            ------------
                                                1,217,129                 749,004                                       1,966,133

Conglomerates                                        1.1%                    1.1%                                            1.1%
---------------------------------------------------------------------------------------------------------------------------------
GenCorp, Inc. cv. sub. notes
5 3/4s, 2007                        1,250,000   1,254,688     780,000     782,925                           2,030,000   2,037,613

Consumer Cyclicals                                   2.2%                    2.2%                                            2.3%
---------------------------------------------------------------------------------------------------------------------------------
Amazon.com, Inc. cv. sub.
debs. 4 3/4s, 2009                    612,000     606,645     396,000     392,535                           1,008,000     999,180
Mediacom Communications Corp.
cv. sr. notes 5 1/4s, 2006            650,000     612,625     400,000     377,000                           1,050,000     989,625
Meristar Hospitality Corp.
cv. notes 9 1/2s, 2010                614,000     713,775     386,000     448,725                           1,000,000   1,162,500
WCI Communities, Inc. cv. sr.
sub. notes 4s, 2023                   595,000     676,813     370,000     420,875                             965,000   1,097,688
                                             ------------            ------------            ------------            ------------
                                                2,609,858               1,639,135                                       4,248,993

Consumer Staples                                     1.1%                    0.9%                                            1.0%
---------------------------------------------------------------------------------------------------------------------------------
Rite Aid Corp. cv. notes 4
3/4s, 2006                          1,260,000   1,289,925     400,000     409,500                           1,660,000   1,699,425
Rite Aid Corp. 144A cv. notes
4 3/4s, 2006                               --          --     264,000     270,270                             264,000     270,270
                                             ------------            ------------            ------------            ------------
                                                1,289,925                 679,770                                       1,969,695

Financial                                            1.5%                    1.5%                                            1.5%
---------------------------------------------------------------------------------------------------------------------------------
E*Trade Group, Inc. cv. sub.
notes 6s, 2007                        310,000     316,975     200,000     204,500                             510,000     521,475
Providian Financial Corp. cv.
sr. notes 3 1/4s, 2005              1,410,000   1,383,563     900,000     883,125                           2,310,000   2,266,688
                                             ------------            ------------            ------------            ------------
                                                1,700,538           1    ,087,625                                       2,788,163

Technology                                           7.3%                    7.2%                                            7.2%
---------------------------------------------------------------------------------------------------------------------------------
Agere Systems, Inc. cv. notes
6 1/2s, 2009                          600,000     604,500     380,000     382,850                             980,000     987,350
Amkor Technologies, Inc. cv.
notes 5 3/4s, 2006                  1,170,000   1,083,713     745,000     690,056                           1,915,000   1,773,769
Aspen Technology, Inc. cv.
sub. debs. 5 1/4s, 2005             1,297,000   1,293,758     801,000     798,998                           2,098,000   2,092,756
Avaya, Inc. cv. liquid yield
option notes (LYON)
zero %, 2021                          980,000     541,450     620,000     342,550                           1,600,000     884,000
Fairchild Semiconductor
International, Inc. cv.
company guaranty 5s, 2008             600,000     594,000     380,000     376,200                             980,000     970,200
Lucent Technologies, Inc. cv.
sub. debs. 8s, 2031                 1,200,000   1,291,500     750,000     807,188                           1,950,000   2,098,688
Manugistics Group, Inc. cv.
sub. notes 5s, 2007                   930,000     831,188     570,000     509,438                           1,500,000   1,340,626
ON Semiconductor Corp. 144A
cv. bonds zero %, 2024                920,000     605,452     580,000     385,700                           1,500,000     991,152
Safeguard Scientifics, Inc.
144A cv. sr. notes 2
5/8s, 2024                          1,730,000   1,193,700   1,070,000     738,300                           2,800,000   1,932,000
Silicon Graphics, Inc. cv.
notes 6 1/2s, 2009                    280,000     372,400     170,000     226,100                             450,000     598,500
                                             ------------            ------------            ------------            ------------
                                                8,411,661               5,257,380                                      13,669,041

Transportation                                       0.4%                    0.4%                                            0.4%
---------------------------------------------------------------------------------------------------------------------------------
Continental Airlines, Inc.
cv. notes 4 1/2s, 2007                750,000     523,125     450,000     313,875                           1,200,000     837,000

Utilities & Power                                    2.6%                    2.7%                                            2.7%
---------------------------------------------------------------------------------------------------------------------------------
AES Corp. (The) cv. sub.
notes 4 1/2s, 2005                    605,000     602,731     375,000     373,594                             980,000     976,325
El Paso Corp. cv. debs. zero
%, 2021                             1,400,000     687,750     900,000     442,125                           2,300,000   1,129,875
Sierra Pacific Resources 144A
cv. notes 7 1/4s, 2010                526,000   1,120,380     324,000     690,120                             850,000   1,810,500
XCEL Energy, Inc. 144A cv.
notes 7 1/2s, 2007                    440,000     671,550     280,000     427,350                             720,000   1,098,900
                                             ------------            ------------            ------------            ------------
                                                3,082,411               1,933,189                                       5,015,600
                                             ------------            ------------            ------------            ------------
Total Convertible bonds and
notes (cost $18,817,584,
$11,596,886 and $30,414,470,
respectively)                                 $20,769,135             $12,865,203                                     $33,634,338


Common stocks (a)                                    2.1%                    2.2%                                            2.1%
---------------------------------------------------------------------------------------------------------------------------------
                                    Number of               Number of               Number of               Number of
                                       shares       Value      shares       Value      shares       Value      shares       Value
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc. (NON) (S)                  214      $5,136         179      $4,296                                 393     $9,432
Altria Group, Inc.                     11,800     577,610       7,400     362,230                              19,200     939,840
AMRESCO Creditor Trust
(acquired 9/20/00 and
10,16,02, cost $38,655,
$18,344 and $56,999) (RES)
(NON)(R)                               50,000          50      90,000          90                             140,000         140
Arch Wireless, Inc. Class A
(NON)                                      28         854          28         854                                  56       1,708
Birch Telecom, Inc. (acquired
various dates from
9/30/02 to 1/9/04, cost $--,
$- and $-) (RES) (NON)                    156           2         137           1                                 293           3
Contifinancial Corp.
Liquidating Trust Units               293,993       5,880     280,214       5,604                             574,207      11,484
Covad Communications Group,
Inc. (NON) (S)                          2,031       2,965       1,401       2,045                               3,432       5,010
Crown Castle International
Corp. (NON)                               305       4,365         196       2,805                                 501       7,170
GATX Corp. (S)                         28,300     763,202      17,700     477,369                              46,000   1,240,571
Genesis HealthCare Corp.
(NON) (S)                                 144       4,477         139       4,322                                 283       8,799
Globix Corp. (NON)                      3,492       9,638       2,901       8,007                               6,393      17,645
iPCS Escrow, Inc. (NON)                75,000          75      70,000          70                             145,000         145
iPCS, Inc. (NON)                        2,137      39,748       1,994      37,088                               4,131      76,836
Knology, Inc. (NON)                        16          56          16          56                                  32         112
Leucadia National Corp. (S)                64       3,456          38       2,052                                 102       5,508
Polymer Group, Inc. Class A
(NON)                                     227       2,792         159       1,956                                 386       4,748
PSF Group Holdings, Inc. 144A
Class A (NON)                             334     501,450         220     330,375                                 554     831,825
Service Corp. International
(NON)                                  83,600     502,436      52,400     314,924                             136,000     817,360
Sterling Chemicals, Inc. (NON)             25         575          25         575                                  50       1,150
Sun Healthcare Group, Inc.
(NON)                                     102         877         100         860                                 202       1,737
VS Holdings, Inc. (acquired
various dates from
11/1/00 to 10/23/02, cost
$180,000, $170,000 and
$350,000) (RES)                        14,550         728      13,742         687                              28,292       1,415
Washington Group
International, Inc. (NON)                 408      14,353         408      14,353                                 816      28,706
                                             ------------            ------------            ------------            ------------
Total Common stocks (cost
$3,658,197, $2,756,911
and $6,415,108, respectively)                  $2,440,725              $1,570,619                                      $4,011,344

Foreign government bonds and
notes (a)                                            0.5%                    0.5%                                            0.5%
---------------------------------------------------------------------------------------------------------------------------------
                                    Principal               Principal               Principal               Principal
                                       amount       Value      amount       Value      amount       Value      amount       Value
---------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) bonds
Ser. NOV, 9 3/4s, 2009                $70,000     $77,875     $40,000     $44,500                            $110,000    $122,375
Colombia (Republic of) notes
10 3/4s, 2013                          25,000      28,850      20,000      23,080                              45,000      51,930
Ecuador (Republic of) bonds
Ser. REGS, stepped-coupon
8s (9s, 8/15/05), 2030 (STP)           95,000      74,575      60,000      47,100                             155,000     121,675
Indonosia (Republic of) 144A
sr. notes 6 3/4s, 2014                110,000     105,325      70,000      67,025                             180,000     172,350
Peru (Republic of) bonds 8
3/4s, 2033                             40,000      38,400      25,000      24,000                              65,000      62,400
Russia (Federation of) unsub.
stepped-coupon 5s (7
1/2s, 3/31/07), 2030 (STP)            110,000     105,490      70,000      67,130                             180,000     172,620
Ukraine (Government of) 144A
bonds 7.65s, 2013                     100,000     100,500     100,000     100,500                             200,000     201,000
                                             ------------            ------------            ------------            ------------
Total Foreign government
bonds and notes (cost
$492,729, $349,556 and
$842,285, respectively)                          $531,015                $373,335                                        $904,350

Preferred stocks (a)                                 0.3%                    0.3%                                            0.3%
---------------------------------------------------------------------------------------------------------------------------------
                                    Number of               Number of               Number of               Number of
                                       shares       Value      shares       Value      shares       Value      shares       Value
---------------------------------------------------------------------------------------------------------------------------------
Avecia Group PLC $4.00 pfd.
(United Kingdom) (PIK)                  4,281     $61,004       2,754     $39,245                               7,035    $100,249
Dobson Communications Corp.
13.00% pfd. (PIK)                           2       1,210           1         605                                   3       1,815
iStar Financial, Inc. Ser. F,
$1.95 cum. pfd. [REGISTERED
TRADEMARK]                              1,714      42,850       1,106      27,650                               2,820      70,500
Paxson Communications Corp.
14.25% cum. pfd. (PIK) (S)                 13     111,800           8      68,800                                  21     180,600
Rural Cellular Corp. Ser. B,
11.375% cum. pfd. (PIK)                    --          --          18      14,940                                  18      14,940
Rural Cellular Corp. 12.25%
pfd. (PIK)                                196     113,825         138      80,301                                 334     194,126
                                             ------------            ------------            ------------            ------------
Total Preferred stocks (cost
$399,827, $298,395 and
$698,222, respectively)                          $330,689                $231,541                                        $562,230

Units (a)                                            0.1%                    0.1%                                            0.1%
---------------------------------------------------------------------------------------------------------------------------------
                                    Number of               Number of               Number of               Number of
                                       shares       Value      shares       Value      shares       Value      shares       Value
---------------------------------------------------------------------------------------------------------------------------------
Morrison Knudsen Corp.(b)              80,000      $5,000      80,000      $5,000    (80,000)     (5,000)      80,000      $5,000
XCL Equity Units (acquired
various dates from 7/30/97
to 6/19/03, cost $303,520,
$290,830 and $594,350)(RES)               208      92,328         198      87,934                                 406     180,262
                                             ------------            ------------            ------------            ------------
Total Units (cost $354,027,
$341,400 and $644,857,
respectively)                                     $97,328                 $92,934                                        $185,262

Brady bonds (a) (cost
$54,802, $33,725 and $88,527,
respectively)                                        0.0%                    0.0%                                            0.0%
---------------------------------------------------------------------------------------------------------------------------------
                                    Principal               Principal               Principal               Principal
                                       amount       Value      amount       Value      amount       Value      amount       Value
---------------------------------------------------------------------------------------------------------------------------------
Peru (Republic of) FRB Ser.
PDI, 5s, 2017                         $59,150     $53,756     $36,400     $33,080                             $95,550     $86,836


Warrants (a) (NON)                                   0.0%                    0.0%                                            0.0%
---------------------------------------------------------------------------------------------------------------------------------
                                    Number of               Number of               Number of               Number of
                                       shares       Value      shares       Value      shares       Value      shares       Value
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc. 9/8/08                      71        $533          59        $443                                 130        $976
AboveNet, Inc. 9/8/10                      83         498          69         414                                 152         912
Dayton Superior Corp. 144A
6/15/09                                   140           1         130           1                                 270           2
Huntsman Co., LLC 144A 5/15/11            161      30,588         103      19,570                                 264      50,158
MDP Acquisitions PLC 144A
10/1/13                                    72       1,998          47       1,304                                 119       3,302
Pliant Corp. 144A 6/1/10                   60           1          60           1                                 120           2
Travel Centers of America,
Inc. 144A 5/1/09                          240       1,200         180         900                                 420       2,100
Ubiquitel, Inc. 144A 4/15/10              220           1         200           1                                 420           2
Washington Group
International, Inc.
Ser. A 1/25/06                            250       2,200         250       2,200                                 500       4,400
Washington Group
International, Inc.
Ser. B 1/25/06                            287       1,937         287       1,937                                 574       3,874
Washington Group
International, Inc.
Ser. C 1/25/06                            156         936         156         936                                 312       1,872
                                             ------------            ------------            ------------            ------------
Total Warrants (cost $88,220,
$74,115 and
$162,335, respectively)                           $39,893                 $27,707                                         $67,600



Short-term investments (a)                           7.4%                    8.1%                                            7.7%
---------------------------------------------------------------------------------------------------------------------------------
                                    Principal               Principal               Principal               Principal
                                       amount       Value      amount       Value      amount       Value      amount       Value
---------------------------------------------------------------------------------------------------------------------------------
Putnam Prime Money Market
Fund (e)                           $5,733,235  $5,733,235  $3,322,849  $3,322,849                          $9,056,084  $9,056,084
Short-term investments held
as collateral for
loaned securities with yields
ranging from 1.52%
to 1.71% and d                      2,867,267   2,866,478   2,627,184   2,626,461                           5,494,451   5,492,939
                                             ------------            ------------            ------------            ------------
Total Short-term investments
(cost $8,599,713, $5,949,310
and 14,549,023, respectively)                  $8,599,713              $5,949,310                                     $14,549,023
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost
$114,301,780, $73,811,995
and $187,653,431,
respectively)                                 $119,503,272            $76,303,856                                    $195,655,148
---------------------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets as follows:

      Putnam High Income Bond Fund        :   $115,776,369
      Putnam High Income
      Opportunities Fund                  :    $73,025,190
      Proforma Combined                   :   $188,697,626

  (b) These securities represent holdings that would be sold in order to comply with the compliance guidelines and/or investment restrictions of Putnam High Income Bond Fund. Subject to the fund's ability to dispose of such securities, which are currently in default, these securities are expected to be disposed of prior to the merger at the expense of Putnam High Income Opportunities Trust. Because the Funds are actively managed, their porfolio holdings as of August 31, 2004 are unlikely to reflect what their portfolio holdings will be as of the date the merger is completed. Accordingly, no adjustments have been made to indicate holdings that would be sold in anticipation of the merger to accommodate the investment strategies of Putnam High Income Bond Fund.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144a securities, as to public resale. The total market value of restricted securities held at August 31, 2004 was as follows:

      Putnam High Income Bond Fund: $93,447 or 0.1% of net assets
      Putnam High Income Opportunities Fund: $88,953 or 0.1% of net assets Proforma Combined: $182,400 or 0.1% of net assets

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

  (R) Real Estate Investment Trust.

  (S) Securities on loan, in part, or in entirety, at August 31, 2004

  (e) The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by Putnam High Income Bond Fund and Putnam High Income Opportunities Trust totaled $15,626 and $8,311 respectively, for the period ended August 31, 2004.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at August 31, 2004.

Putnam High Income Bond Fund:
-----------------------------

Forward currency contracts to sell at August 31, 2004
(aggregate face value $344,729)

                                   Aggregate     Delivery        Unrealized
                      Value        face value    date          depreciation
---------------------------------------------------------------------------
Euro               $346,128        $344,729      12/15/04           ($1,399)
---------------------------------------------------------------------------

Putnam High Income Opportunities Fund:
--------------------------------------

Forward currency contracts to sell at August 31, 2004
(aggregate face value $224,540)

                                   Aggregate     Delivery        Unrealized
                      Value        face value    date          depreciation
---------------------------------------------------------------------------
Euro               $225,449        $225,540      12/15/04             ($909)
---------------------------------------------------------------------------


Putnam High Income Bond Fund

Notes to Proforma Combining Statements

(Unaudited)

August 31, 2004

Putnam High Income Bond Fund
Notes to Proforma Combining Statements
(Unaudited)
August 31, 2004

Use of Estimates

The preparation of these statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

Federal taxes

It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies.

SECURITIES RATINGS

The ratings of securities in which each fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's
Bonds

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial Paper

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


APPENDIX A

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees, or

* the board has more than 19 members or fewer than five members, absent special circumstances.

* The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.), or

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate").

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

* The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

* The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option plans that will result in an average annual dilution of 1.67% or less (based on a 10-year plan and including all equity-based plans).

* The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

* The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

* Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

* The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

* The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

* The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

* The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

* The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (commonly referred to as "poison pills"); and

* The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

* The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

* The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

* The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

* The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

* The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

* The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

* The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors - accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors

Japan

* For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

* The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

* The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an "outside director" is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in
Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

* The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

* The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters

* The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

* The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

* The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

* The funds will vote on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted May 14, 2004


Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds'
Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case by case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Fund Administration"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator

Each year, a member of Fund Administration is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from Fund Administration, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with the Senior Vice President of Fund Administration, the Executive Vice President of Fund Administration, and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with the Senior Vice President and/or Executive Vice President in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator, the Senior Vice President, and/or the Executive Vice President may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 14, 2003